As filed with the Securities and Exchange Commission on September 20, 2019
Securities Act File No. 333-123257
Investment Company Act File No. 811-10325

United States Securities and Exchange Commission
Washington, D.C. 20549

FORM N-1A

Registration Statement Under the Securities Act of 1933	☒
Pre-Effective Amendment No.	☐
Post Effective Amendment No. 2,650	☒
and/or
Registration Statement Under the Investment Company Act of 1940	☒
Amendment No. 2,654	☒

VANECK VECTORS ETF TRUST
(Exact Name of Registrant as Specified in its Charter)

666 Third Avenue, 9th Floor
New York, New York 10017
(Address of Principal Executive Offices)
(212) 293-2000
Registrant’s Telephone Number
Jonathan R. Simon, Esq.
Senior Vice President and General Counsel
Van Eck Associates Corporation
666 Third Avenue, 9th Floor
New York, New York 10017
(Name and Address of Agent for Service)

Copy to:
Stuart M. Strauss, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

Immediately upon filing pursuant to paragraph (b)
On [date] pursuant to paragraph (b)
X	60 days after filing pursuant to paragraph (a)(1)
On [date] pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
On [date] pursuant to paragraph (a)(2) of rule 485

PROSPECTUS APRIL 1, 2019, as revised on December 1, 2019
VANECK VECTORS®
Energy Income ETF    EINCTM

Principal U.S. Listing Exchange for the Fund: NYSE Arca, Inc.
The U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the accuracy or adequacy of this
Prospectus. Any representation to the contrary is a criminal offense.

800.826.2333    vaneck.com

VANECK VECTORS® ENERGY INCOME ETF

SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck Vectors® Energy Income ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS North America Energy Infrastructure Index (the “Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment) None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.45%
Other Expenses(a)	0.00%
Total Annual Fund Operating Expenses	0.45%

(a)
Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least [ ].

EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$46
3	$144
5	$252
10	$567

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Index is a rules-based index designed to give investors a means of tracking the overall performance of North American companies involved in the midstream energy segment, which includes master limited partnerships (“MLPs”), and corporations involved in oil and gas storage and transportation. “Oil and gas storage and transportation” companies may include those involved in oil and gas pipelines, storage facilities, and other activities associated with transporting, storing, and gathering natural gas, natural gas liquids, crude oil or refined products. To be initially eligible for the Index, companies must generate at least 50% of their revenues from oil and gas storage and transportation (as defined above) or have properties with the potential to generate at least 50% of their revenues from oil and gas storage and transportation. Such companies may include medium-capitalization companies and foreign issuers. As of June 30, 2019, the Index included 30 securities of companies with a market capitalization range of between

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VANECK VECTORS® ENERGY INCOME ETF (continued)

approximately $981.1 million and $73.0 billion and a weighted average market capitalization of $26.8 billion. The Index is rebalanced quarterly. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Index by investing in a portfolio of securities that generally replicates the Index.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries. As of [ ], the Fund was concentrated in the energy sector, [and the utilities sector represented a significant portion of the Fund.]
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Risk of Investing in Oil and Gas Companies. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of oil and gas companies. The profitability of oil and gas companies is related to worldwide energy prices, including all sources of energy, and exploration and production costs. The price of oil and gas, the earnings of oil and gas companies, and the value of such companies’ securities can be extremely volatile. Such companies are also subject to risks of changes in commodity prices, changes in the global supply of and demand for oil and gas, interest rates, exchange rates, the price of oil and gas and the prices of competitive energy services, the imposition of import controls, world events, friction with certain oil-producing countries and between the governments of the United States and other major exporters of oil to the United States, negative perception, and publicity, depletion of resources, development of alternative energy sources, energy conservation, technological developments, labor relations and general economic conditions, as well as market, economic and political risks of the countries where oil and gas companies are located or do business, fluctuations caused by events relating to international politics, including political instability, expropriation, social unrest and acts of war, acts of terrorism, energy conservation, the success of exploration projects and tax and other governmental regulatory policies. Oil and gas companies operate in a highly competitive and cyclical industry, with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.
Oil and gas companies are exposed to significant and numerous operating hazards. Oil and gas equipment and services, as well as oil and gas, can be significantly affected by natural disasters and adverse weather conditions in the regions in which they operate. The revenues of oil and gas companies may be negatively affected by contract termination and renegotiation. Oil and gas companies are subject to, and may be adversely affected by, extensive federal, state, local and foreign laws, rules and regulations. Oil and gas companies may also be adversely affected by environmental damage claims and other types of litigation. Laws and regulations protecting the environment may expose oil and gas companies to liability for the conduct of or conditions caused by others or for acts that were in compliance with all applicable laws at the time they were performed. The international operations of oil and gas companies expose them to risks associated with instability and changes in economic and political conditions, social unrest and acts of war, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. Such companies may also have significant capital investments or operations in, or engage in transactions involving, emerging market countries, which may increase these risks. Energy companies and MLPs operating in the energy sector are also subject to risks that are specific to the industry they serve.
Midstream. Midstream energy companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, increasing operating expenses and economic conditions, among others.
Marine shipping. Marine shipping energy companies and MLPs are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping companies are exposed to many of the same risks as other energy companies. The highly cyclical nature of the marine transportation industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the revenues, profitability and cash flows of energy companies and MLPs with marine transportation assets.
Geopolitical Risk. Global political and economic instability could affect the operations of energy companies and MLPs in unpredictable ways, including through disruptions of natural resource supplies and markets and the resulting volatility in commodity prices. Market disruptions arising out of geopolitical events could also prevent the Fund from executing advantageous investment decisions in a timely manner.

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VANECK VECTORS® ENERGY INCOME ETF (continued)

Special Risk Considerations of Investing in Canadian Issuers. Investments in securities of Canadian issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in natural resources sectors could have an adverse impact on the Canadian economy. Additionally, the Canadian economy is heavily dependent on relationships with certain key trading partners including the United States, countries in the European Union and China. Because the United States is Canada’s largest trading partner and foreign investor, the Canadian economy is dependent on and may be significantly affected by the U.S. economy. Reduction in spending on Canadian products and services or changes in the U.S. economy may adversely impact the Canadian economy. Uncertainty as to the future of the North American Free Trade Agreement (“NAFTA”) may cause a decline in the value of the Fund’s Shares. In addition, certain sectors of Canada’s economy may be subject to foreign ownership limitations. This may negatively impact the Fund’s ability to invest in Canadian issuers and to track the Index.
MLP Risk. Investments in common units of MLPs involve risks that differ from investments in common stock including risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) risk related to limited control of management or the general partner or managing member, (iii) limited rights to vote on matters affecting the MLP, except with respect to extraordinary transactions, (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities, (v) dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price, resulting from regulatory changes or other reasons and (vi) cash flow risks, as described in more detail in this Prospectus.
MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including cash flow growth, cash generating power and distribution coverage.
MLP Tax Risk. Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses, and takes that share into account in calculating its own U.S. federal income tax liability. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes. As a result, the amount of cash available for distribution by the MLP could be reduced and the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Fund and lower distributions.
Changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLPs in which the Fund invests and could also negatively impact the amount and tax characterization of dividends received by the Fund’s shareholders. For example, Congress could take actions which would eliminate the tax benefits of depreciation, depletion and amortization deductions realized by MLPs. Alternatively, Congress could impose a tax on pass- through entities such as MLPs or eliminate the use of pass-through taxation entirely. The tax benefits of depreciation, depletion and amortization deductions realized by MLPs effectively defer the income of the MLPs and, in turn, the taxable income of the Fund. Without these benefits the Fund would be subject to current U.S. federal, state and local corporate income taxes on a greater proportion of its allocable share of the income and gains of MLPs in which it invests, and the Fund’s ability to pay distributions treated as return-of-capital distributions (for tax purposes). Imposing a tax on pass-through entities and/or eliminating the use of pass-through taxation entirely could result in three levels of tax—at the MLP level, the Fund level and the shareholder level.
Individuals and certain other non-corporate entities are generally eligible for a 20% deduction with respect to certain taxable income from MLPs. However, the Fund (which is taxable as a regulated investment company (“RIC”)) will not be eligible to pass through such certain taxable income, if any, from MLPs or the related 20% deduction to Fund shareholders. As a result, in comparison, investors investing directly in MLPs would be eligible for the 20% deduction for such taxable income, if any, from these investments while investors investing in MLPs held indirectly through the Fund would not be eligible for the 20% deduction for their share of such taxable income.
An MLP’s distributions to the Fund generally will not be taxable unless the cash amount (or, in certain cases, the value of marketable securities) distributed exceeds the Fund’s basis in its interest in the MLP. Distributions received by the Fund from an MLP will reduce the Fund’s adjusted basis in its interest in the MLP, but not below zero. A reduced basis will generally result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of its interest in the MLP. Cash distributions from an MLP to the Fund (and, in certain cases, the value of marketable securities distributed by an MLP to the Fund) in excess of the Fund’s basis in the MLP will generally be taxable to the Fund as capital gain.

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VANECK VECTORS® ENERGY INCOME ETF (continued)

The tax treatment of all items allocated to the Fund each year by the MLPs will not be known until the Fund receives a schedule K-1 for that year with respect to each of its MLP investments.
Energy Sector Risks. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the energy sector. As a result, a downturn in the energy sector of the economy, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not invest a substantial portion of its assets in the energy sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. The price of oil, natural gas and other fossil fuels may decline and/or experience significant volatility, which could adversely impact companies operating in the energy sector. In addition, there are several specific risks associated with investments in the energy sector, including the following:

•
the energy sector is highly regulated and energy companies and MLPs operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies;

•
energy companies and MLPs operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short- and long-term;

•	energy companies and MLPs operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities;

•	extreme weather or other natural disasters could impact the value of energy companies and MLPs operating in the energy sector;

•
the abilities of energy companies and MLPs operating in the energy sector to grow and to increase cash distributions to shareholders and unitholders can be highly dependent on their ability to make acquisitions that result in an increase in cash flows;

•	rising interest rates which could adversely impact the financial performance and/or the present value of cash flow of energy companies and MLPs operating in the energy sector; and

•
energy companies and MLPs operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. In addition, threats of attack by terrorists on energy assets could impact the market for energy companies and MLPs operating in the energy sector.

Return of Capital Distributions From the Fund Reduce the Tax Basis of Fund Shares. A portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes. Return of capital distributions are not taxable income to you but reduce your tax basis in your Fund Shares. Such a reduction in tax basis will generally result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares. The Fund’s return of capital distributions are not derived from the net income or earnings and profits of the Fund. Shareholders should not assume that all Fund distributions are derived from the net income or earnings and profits of the Fund.
Liquidity Risk. Although MLPs trade on national securities exchanges, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. At times, due to limited trading volumes of certain MLPs, the prices of such MLPs may display abrupt or erratic movements. Moreover, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities at a fair price at the times when the Adviser believes it is desirable to do so. This also may affect adversely the Fund’s ability to make dividend distributions to you.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Risk of Investing in Medium-Capitalization Companies. Medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.
Index Tracking Risk. The Fund’s return may not match the return of the Index for a number of reasons, including due to the effect of taxes. For example, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units

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VANECK VECTORS® ENERGY INCOME ETF (continued)

(defined herein), which are not factored into the return of the Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. Errors in the Index data, the Index computations and/or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. When the Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing may be borne directly by the Fund and its shareholders. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions or pay expenses. In addition, the Fund may not invest in certain securities included in the Index, or invest in them in the exact proportions in which they are represented in the Index. The Fund’s performance may also deviate from the return of the Index due to legal restrictions or limitations, certain listing standards of the Fund’s listing exchange (the “Exchange”), a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Index. Changes to the composition of the Index in connection with a rebalancing or reconstitution of the Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
[Issuer-Specific Changes Risk. The value of individual securities or particular types of securities in the Fund’s portfolio can be more volatile than the market as a whole and can perform differently from the value of the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers.]
Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the

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VANECK VECTORS® ENERGY INCOME ETF (continued)

Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk because the Index is comprised of securities of a limited number of companies.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
Pursuant to an agreement and plan of reorganization between the VanEck Vectors ETF Trust (the “Trust”), on behalf of the Fund, and Exchange Traded Concepts Trust, on behalf of Yorkville High Income MLP ETF (the “Predecessor Fund”), on February 22, 2016, the Fund acquired all of the assets and liabilities of the Predecessor Fund in exchange for shares of beneficial interest of the Fund (the “Reorganization”). As a result of the Reorganization, the Fund is the accounting successor of the Predecessor Fund. The historical performance information shown below reflects, for the period prior to the Reorganization, the historical performance of the Predecessor Fund.
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. Prior to [ ], the Fund sought to replicate as closely as possible, before fees and expenses, the price and yield performance of the Solactive High Income MLP Index (the “Prior Index”). Therefore, index data prior to [ ] reflects that of the Prior Index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.
Annual Total Returns (%)—Calendar Years

Best Quarter:	20.62%	2Q '16
Worst Quarter:	-30.75%	3Q '15
Average Annual Total Returns for the Periods Ended December 31, 2018
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-

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VANECK VECTORS® ENERGY INCOME ETF (continued)

deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (3/12/2012)
VanEck Vectors Energy Income ETF (return before taxes)	-20.24%	-20.80%	-14.86%
VanEck Vectors Energy Income ETF (return after taxes on distributions)	-20.24%	-22.33%	-16.82%
VanEck Vectors Energy Income ETF (return after taxes on distributions and sale of Fund Shares)	-11.98%	-13.78%	-9.68%
MVIS North America Energy Infrastructure Index (reflects no deduction for fees, expenses or taxes, except withholding taxes)*	-21.58%	-21.72%	-14.55%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-4.38%	8.49%	11.58%

*Prior to [ ], the Fund sought to replicate as closely as possible, before fees and expenses, the price and yield performance of the Prior Index. Therefore, index data prior to [ ] reflects that of the Prior Index. From [ ]. the index data will reflect that of the MVIS North America Energy Infrastructure Index.
See “License Agreements and Disclaimers” for important information about the Fund’s benchmark index.
PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Portfolio Managers. The following individuals are primarily and jointly responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Peter H. Liao	Portfolio Manager	February 2016
Guo Hua (Jason) Jin	Portfolio Manager	March 2018

PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares and tax information, please turn to the “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

7

SUMMARY INFORMATION ABOUT PURCHASES AND SALES OF FUND SHARES, TAXES AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

PURCHASE AND SALE OF FUND SHARES
The Fund issues and redeems Shares at NAV only in a large specified number of Shares, each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 50,000 Shares.
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a “premium”) or less than NAV (i.e., a “discount”).
TAX INFORMATION
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

8

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS (continued)

PRINCIPAL INVESTMENT STRATEGIES
The Adviser anticipates that, generally, the Fund will hold all of the securities that comprise the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In these circumstances, the Fund may purchase a sample of securities in the Index. There also may be instances in which the Adviser may choose to underweight or overweight a security in the Index, purchase securities not in the Index that the Adviser believes are appropriate to substitute for certain securities in the Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the Index. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index or purchase securities not represented in the Index in anticipation of their addition to the Index.
ADDITIONAL INFORMATION ABOUT MLPs
MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Partnerships eligible for inclusion in an Index are subject to further liquidity screens before they may be included in an Index.
MLPs’ disclosures are regulated by the United States Securities and Exchange Commission (“SEC”) and MLPs must file Form 10-Ks, Form 10-Qs and notices of material changes like any publicly traded corporation. MLPs also must comply with certain requirements applicable to public companies under the Sarbanes-Oxley Act of 2002.
To qualify as an MLP and to avoid being taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity, and receive cash distributions. The MLPs themselves generally do not pay United States federal income taxes, but investors (like the Fund) that hold interests in MLPs are generally subject to tax on their allocable shares of the income and gains of the MLPs. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sectors.
General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights (“IDRs”), which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the minimum quarterly distribution. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.
FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES
The Fund’s investment objective and each of its other investment policies are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval, except as noted in this Prospectus or the Statement of Additional Information (“SAI”) under the section entitled “Investment Policies and Restrictions— Investment Restrictions.”
RISKS OF INVESTING IN THE FUND
The following section provides additional information regarding the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section followed by additional risk information.
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Risk of Investing in Oil and Gas Companies. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of oil and gas companies. The profitability of oil and gas companies is related to worldwide energy prices, including all sources of energy, and exploration and production costs. The price of oil and gas, the earnings of oil and gas companies, and the value of such companies’ securities can be extremely volatile. Such companies are also subject to risks of changes in commodity prices, changes in the global supply of and demand for oil and gas (including reduced demand as a result of increases in energy efficiency and energy conservation efforts), interest rates, exchange rates, the prices of competitive energy

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services, the imposition of import controls, world events, friction with certain oil producing countries and between the governments of the United States and other major exporters of oil to the United States, actions of the OPEC, negative perception and publicity, depletion of resources, development of alternative energy sources, technological developments, labor relations and general economic conditions, as well as market, economic and political risks of the countries where oil and gas companies are located or do business, fluctuations caused by events relating to international politics, including political instability, expropriation, social unrest and acts of war, acts of terrorism, energy conservation, the success of exploration projects and tax and other governmental regulatory policies. Oil and gas companies may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks. These companies may also be subject to contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings. Oil and gas companies operate in a highly competitive and cyclical industry, with intense price competition. Additionally, the price of oil may fluctuate on a seasonal basis. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.
Oil and gas companies are exposed to significant and numerous operating hazards. Oil and gas companies’ operations are subject to hazards inherent in the oil and gas industry, such as fire, explosion, blowouts, loss of well control and oil spills. Companies that own or operate gas pipelines are subject to certain risks, including pipeline and equipment leaks and ruptures, explosions, fires, unscheduled downtime, transportation interruptions, discharges or releases of toxic or hazardous gases and other environmental risks. Oil and gas equipment and services, as well as oil and gas exploration and production, can be significantly affected by natural disasters and adverse weather conditions in the regions in which they operate. The revenues of oil and gas companies may be negatively affected by contract termination and renegotiation.
Oil and gas companies are subject to, and may be adversely effected by, extensive federal, state, local and foreign laws, rules and regulations. Oil and gas exploration and production companies may also be adversely affected by environmental damage claims and other types of litigation. Laws and regulations protecting the environment may expose oil and gas companies to liability for the conduct of or conditions caused by others or for acts that were in compliance with all applicable laws at the time they were performed. Changes to environmental protection laws, including the implementation of policies with less stringent environmental protection standards and those geared away from sustainable energy development, could lead to fluctuations in supply, demand and prices of oil and gas. The international operations of oil and gas companies expose them to risks associated with instability and changes in economic and political conditions, social unrest and acts of war, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. Such companies may also have significant capital investments or operations in, or engage in transactions involving, emerging market countries, which may increase these risks.
Special Risk Considerations of Investing in Canadian Issuers. Investments in securities of Canadian issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in natural resources sectors could have an adverse impact on the Canadian economy. Additionally, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States, countries in the EU and China. Because the United States is Canada’s largest trading partner and foreign investor, the Canadian economy is dependent on and may be significantly affected by the U.S. economy. Reduction in spending on Canadian products and services or changes in the U.S. economy may adversely impact the Canadian economy. NAFTA and related agreements may further increase Canada’s dependency on the U.S. economy. Uncertainty as to the future of NAFTA may cause a decline in the value of the Fund’s Shares. Past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market and such demands may have this effect in the future. In addition, certain sectors of Canada’s economy may be subject to foreign ownership limitations. This may negatively impact the Fund’s ability to invest in Canadian issuers and to track the Fund’s Index.

MLP Risk. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities, (v) dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price, resulting from regulatory changes or other reasons and (vi) cash flow risks, as described in more detail in this Prospectus. General partners typically have limited fiduciary duties to an MLP, which could allow a general partner to favor its own interests over the MLP’s interests. In addition, general partners of MLPs often have limited call rights that may require unitholders to sell their common units at an undesirable time or price. MLPs may issue additional common units without unitholder approval, which would dilute the interests of existing unitholders, including the Fund’s ownership interest.
MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s

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financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLP securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including cash flow growth, cash generating power and distribution coverage.
The Fund derives a significant portion of its cash flow from investments in equity securities of MLPs. Therefore, the amount of cash that the Fund will have available to pay or distribute will depend on the ability of the MLPs that the Fund owns to make distributions to their partners and the tax character of those distributions. Neither the Fund nor the Adviser has control over the actions of underlying MLPs. MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that such companies may lack or have limited operating histories. Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If the parent or sponsor entities fail to make payments or satisfy their obligations to an MLP, the revenues and cash flows of that MLP and ability of that MLP to make distributions to unit holders such as the Fund would be adversely affected. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. The Fund expects to generate significant investment income, and the Fund’s investments may not distribute the expected or anticipated levels of cash, resulting in the risk that the Fund may not have the ability to make cash distributions as investors expect from MLP- focused investments.
MLP Tax Risk. The benefit Shareholders are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. Partnerships generally do not pay U.S. federal income tax at the partnership level. Rather, each partner of the MLP, in computing its U.S. federal income tax liability, must include its allocable share of the MLP’s income, gains, losses, deductions and tax credits. If, as a result of a change in current law or a change in an MLP’s underlying business mix, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution could be reduced and part or all of the distributions the Fund receives might be taxed entirely as dividend income. Therefore, treatment of one or more MLPs as a corporation for U.S. federal income tax purposes could affect the Fund’s ability to meet its investment objective and could reduce the amount of cash available to pay expenses or distribute to Shareholders.
Changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLPs in which the Fund invests and could also negatively impact the amount and tax characterization of dividends received by the Fund’s shareholders. For example, Congress could take actions which would eliminate the tax benefits of depreciation, depletion and amortization deductions realized by MLPs. Alternatively, Congress could impose a tax on pass-through entities such as MLPs or eliminate the use of pass-through taxation entirely.
Individuals and certain other non-corporate entities are generally eligible for a 20% deduction with respect to certain taxable income from MLPs. However, the Fund (which is taxable as a regulated investment company (“RIC”)) will not be eligible for the 20% deduction and will not pass through the 20% deduction to Fund shareholders. As a result, in comparison, investors investing directly in MLPs would be eligible for the 20% deduction for any such taxable income from these investments while investors investing in MLPs held indirectly through the Fund would not be eligible for the 20% deduction for their share of such taxable income.
An MLP’s distributions to the Fund generally will not be taxable unless the cash amount (or, in certain cases, the value of marketable securities) distributed exceeds the Fund’s basis in its interest in the MLP. Distributions received by the Fund from an MLP will reduce the Fund’s adjusted basis in its interest in the MLP, but not below zero. A reduced basis will generally result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of its interest in the MLP.
U.S. federal income tax audit rules for partnerships such as the MLPs in which the Fund invests generally require that underpayments of tax be determined and paid at the partnership level following any adjustment to the partnership’s items of income, gain, loss, deduction or credit. If the IRS makes audit adjustments, it may assess and collect any taxes (including any applicable penalties and interest) resulting from such audit adjustments directly from the partnership. A partnership such as an MLP may elect to either pay the taxes directly to the IRS or pass through such tax liability to unitholders including former unitholders, if eligible. Although MLPs generally are accorded an election to require unitholders and former unitholders to take such IRS audit adjustment into account and to pay any resulting taxes (including applicable penalties or interest) therefrom in accordance with their interests in the MLP during the tax year under audit, there can be no assurance that such election would be made or would be practical, permissible or effective in all circumstances. Both current and past MLP unitholders, which may

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include the Fund, may bear some or all of any tax liability resulting from such an audit adjustment relating to current or prior years, plus additional tax, interest and penalties as well as incremental accounting and legal expenses, whether or not such unitholders held units in the partnership during the tax year actually under audit. If as a result of any such audit adjustment an MLP in which the Fund was or is invested is required to recognize taxable income or make payments of taxes, penalties and interest or the Fund is so required, the Fund’s returns may be materially negatively affected.
Energy Sector Risks. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the energy sector. At times, the performance of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. The price of oil, natural gas and other fossil fuels may decline and/or experience significant volatility, which could adversely impact companies operating in the energy sector. In addition, there are several specific risks associated with investments in the energy sector, including, but not limited to, the following:
Regulatory Risk. The energy sector is highly regulated. MLPs and other companies operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies as well as import controls and international treaties. These include, for example, the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water; the Resource Conservation and Recovery Act and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and the Comprehensive Environmental Response, Compensation, and Liability Act, also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by energy companies or at locations to which they have sent waste for disposal. Such regulation can change rapidly or over time in both scope and intensity. For example, a particular by-product or process, including hydraulic fracturing, may be declared hazardous—sometimes retroactively—by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may materially adversely affect the financial performance of MLPs and other companies operating in the energy sector. There is an inherent risk that energy companies and MLPs may incur material environmental costs and liabilities due to the nature of their businesses and the substances they handle, including substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage and fines or penalties for related violations of environmental laws or regulations.
Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest.
Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies.
In addition, a significant portion of revenues of energy companies depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry. Energy infrastructure companies can also be exposed to counterparty credit risk, as some customers are oil and gas producers that may become financially distressed and unable to perform under, or may seek to reject contracts for the gathering, processing, storage and pipeline transportation of oil, refined products, natural gas, and natural gas liquids.
Commodity Price Risk. MLPs and other companies operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short- and long-term. Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts, and a slowing economy may adversely impact energy consumption, which may adversely affect the performance of MLPs and other companies operating in the energy sector. Depressed commodity prices may result in a significant decrease in the production of energy commodities, which would reduce revenue and operating

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income of MLPs and other companies operating in the energy sector. Greater volatility of energy commodity prices may lead to increased volatility in the prices of equities in the energy infrastructure sector.
Depletion Risk. Energy companies and MLPs engaged in the exploration, development, management or production of energy commodities face the risk that commodity reserves are depleted over time, with the potential associated effect of causing the market value of the energy companies and MLP to decline over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities, exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If an MLP or energy company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.
Supply and Demand Risk. MLPs and other companies operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.
Weather Risks. Weather conditions and the seasonality of weather patterns play a role in the cash flows of certain MLPs and other companies operating in the energy sector. MLPs and energy companies in the propane industry, for example, rely on the winter heating season to generate almost all of their cash flow. In an unusually warm winter season, propane MLPs and energy companies experience decreased demand for their product. Although most MLPs and energy companies can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as hurricanes, demonstrate that no amount of preparation can protect an MLP from the unpredictability of the weather. The damage done by extreme weather also may serve to increase insurance premiums for energy assets owned by MLPs and energy companies, could significantly increase the volatility in the supply of energy-related commodities and could adversely affect such companies’ financial condition and ability to pay distributions to shareholders. Market disruptions arising out of natural or weather-related disasters could also prevent the Fund from executing advantageous investment decisions in a timely manner.
Acquisition Risk. The abilities of MLPs and other companies operating in the energy sector to grow and to increase cash distributions to unitholders can be highly dependent on their ability to make acquisitions that result in an increase in cash flows. In the event that MLPs and energy companies are unable to make such accretive acquisitions because they are unable to identify attractive acquisition candidates and negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth and ability to raise distributions will be limited. Furthermore, even if MLPs and energy companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in cash flow. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.
Interest Rate Risk. Rising interest rates could adversely impact the financial performance and/or the present value of cash flow of MLPs and other companies operating in the energy sector by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner. MLP and energy company valuations are based on numerous factors, including sector and business fundamentals, management expertise, and expectations of future operating results. However, MLP and energy company yields are also susceptible in the short-term to fluctuations in interest rates and the prices of MLP and energy company securities may decline when interest rates rise.
Catastrophic Event Risk. MLPs and other companies operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment (such as those suffered by BP’s Deepwater Horizon drilling platform in 2010) and terrorist acts. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of reserves;

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damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of certain assets owned by such MLP or energy company. MLPs and other companies operating in the energy sector may not be fully insured against all risks inherent in their business operations and, therefore, accidents and catastrophic events could adversely affect such companies’ financial condition and ability to pay distributions to shareholders. We expect that increased governmental regulation to mitigate such catastrophic risk could increase insurance premiums and other operating costs for MLPs and energy companies.
Industry Specific Risks. Energy companies and MLPs can be negatively impacted by market perception that energy companies’ and MLPs’ performance and distributions are directly tied to commodity prices. Furthermore, a significant decrease in the production of natural gas, oil or other energy commodities, due to a decline in production from existing facilities, import supply disruption or otherwise, would reduce revenue and operating income of energy companies and MLPs and, therefore, the ability of energy companies and MLPs to make distributions to partners. Changes in demand for transportation of commodities over longer distances and supply of vessels to carry those commodities may materially affect revenues, profitability and cash flows. MLPs and other companies operating in the energy sector are also subject to risks that are specific to the industry they serve.
Midstream. Energy companies and MLPs that operate midstream assets are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, increasing operating expenses and economic conditions, among others. Further, energy companies and MLPs that operate gathering and processing assets are subject to natural declines in the production of the oil and gas fields they serve. In addition, some gathering and processing contracts subject the owner of such assets to direct commodity price risk. The development of, demand for and/or supply of competing forms of energy may negatively impact the revenues of midstream companies.
Downstream. Downstream companies are businesses engaged in refining, marketing and other “end-customer” distribution activities relating to refined energy sources, such as: customer-ready natural gas, propane and gasoline; the production and manufacturing of petrochemicals including olefins, polyolefins, ethylene and similar co-products as well as intermediates and derivatives; and the generation, transmission and distribution of power and electricity. In addition to the other risks described herein, downstream companies may be more susceptible to risks associated with reduced customer demand for the products and services they provide.
Exploration and Production. Exploration and production energy companies and MLPs are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions. Exploration and production energy companies and MLPs seek to reduce cash flow volatility associated with commodity prices by executing multiyear hedging strategies that fix the price of gas and oil produced. There can be no assurance that the hedging strategies currently employed by these energy companies and MLPs are currently effective or will remain effective.
Marine Shipping. Marine shipping energy companies and MLPs are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping companies are exposed to many of the same risks as other energy companies. In addition, the highly cyclical nature of the marine transportation industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the revenues, profitability and cash flows of such companies. Fluctuations in charter rates result from changes in the supply and demand for vessel capacity and changes in the supply and demand for certain energy commodities. Changes in demand for transportation of commodities over longer distances and supply of vessels to carry those commodities may materially affect revenues, profitability and cash flows. The value of marine transportation vessels may fluctuate and could adversely affect the value of shipping company securities in the Fund’s portfolio. Declining marine transportation values could affect the ability of shipping companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting such company’s liquidity. Shipping company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In

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addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant reduction in cash flow for the shipping companies.
Propane. Propane energy companies and MLPs are distributors of propane to homeowners for space and water heating. Energy companies and MLPs with propane assets are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, customer conservation and increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.
Natural Resource. Energy companies and MLPs with coal, timber, fertilizer and other mineral assets are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of domestic and foreign factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, declines in production, mining accidents or catastrophic events, health claims and economic conditions, among others. In light of increased state and federal regulation, it has been increasingly difficult to obtain and maintain the permits necessary to mine coal. Further, such permits, if obtained, have increasingly contained more stringent, and more difficult and costly to comply with, provisions relating to environmental protection.
Geopolitical Risk. Global political and economic instability could affect the operations of MLPs and energy companies in unpredictable ways, including through disruptions of natural resource supplies and markets and the resulting volatility in commodity prices. Market disruptions arising out of geopolitical events could also prevent the Fund from executing advantageous investment decisions in a timely manner. Energy infrastructure companies and MLPs are also subject to risks that are specific to the industry they serve.
Pipeline. Pipeline energy companies and MLPs are not subject to direct commodity price exposure because they do not own the underlying energy commodity. However, the energy sector can be hurt by market perception that energy companies’ and MLPs’ performance and distributions are directly tied to commodity prices. Also, a significant decrease in the production of natural gas, oil, or other energy commodities, due to a decline in production from existing facilities, import supply disruption, or otherwise, would reduce revenue and operating income of energy companies and MLPs and, therefore, the ability of energy companies and MLPs to make distributions to partners.
A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect energy company and MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/ or by any state or federal legislation intended to promote the use of alternative energy sources, such as bio-fuels.
A significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the energy industry could reduce the growth rate of cash flows received by the Fund from energy companies and MLPs that grow through acquisitions.
Liquidity Risk. Although energy companies and MLPs trade on national securities exchanges, certain energy company and MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. At times, due to limited trading volumes of certain energy companies and MLPs, the prices of such energy companies and MLPs may display abrupt or erratic movements. Moreover, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities at a fair price at the times when the Adviser believes it is desirable to do so. This also may adversely affect the Fund’s ability to make dividend distributions to you.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. Overall securities values could decline generally or could underperform other investments. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Risk of Investing in Small- and Medium-Capitalization Companies. The Fund may invest in small- and medium-capitalization companies and, therefore will be subject to certain risks associated with small- and medium-capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences, with little or no record of profitability. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues,

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ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS (continued)

narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of larger companies.
Index Tracking Risk. The Fund’s return may not match the return of its Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index or (to the extent the Fund effects creations and redemptions for cash) raising cash to meet redemptions or deploying cash in connection with newly created Creation Units, which are not factored into the return of the Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an AP. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. There is no assurance that the Index Provider (defined herein) or any agents that may act on its behalf will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or managers. Therefore, gains, losses or costs associated with errors of the Index Provider or its agents will generally be borne by the Fund and its shareholders. When the Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing may be borne directly by the Fund and its shareholders. For example, during a period where the Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively or positively impact the Fund and its shareholders. Any gains due to the Index Provider’s or others’ errors will be kept by the Fund and its shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the Fund and its shareholders. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to pay expenses or meet redemptions. In addition, the Fund may not invest in certain securities and/or underlying currencies included in the Index, or invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions or limitations, certain Exchange listing standards, a lack of liquidity in markets in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). Moreover, the Fund may be delayed in purchasing or selling securities included in the Index. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of its Index.
The Fund may fair value certain of the securities or other assets it holds. In addition, if the Fund utilizes depositary receipts or other derivative instruments that are not included in the Index, its return may not correlate as well with the returns of the Index as would be the case if the Fund purchased all the securities in the Index directly.
As discussed herein, the Fund will be subject to taxation on its taxable income. The NAV of Fund Shares will also be reduced by the accrual of any deferred tax liabilities. The Index, however, is calculated without any deductions for taxes except to the extent of withholding taxes on distributions of foreign securities as addressed in the Index methodology. As a result, the Fund’s after tax performance could differ significantly from the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Index.
Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions. Changes to the composition of the Index in connection with a rebalancing or reconstitution of the Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV. Van Eck Securities Corporation, the distributor of the Shares (the “Distributor”), does not maintain a secondary market in the Shares. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming directly with the Fund.
Decisions by market makers or APs to reduce their role or “step away” from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s portfolio

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ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS (continued)

securities and the Fund’s market price. This reduced effectiveness could result in Fund Shares trading at a price which differs materially from NAV and also in greater than normal intraday bid/ask spreads for Fund Shares.
Trading Issues. Trading in the Fund’s Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. If a trading halt or unanticipated early close of the Exchange occurs, a shareholder may be unable to purchase or sell shares of the Fund. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from the Index, the Fund may be forced to sell such security at an inopportune time or for prices other than at current market values. An investment in the Fund involves risks similar to those of investing in any fund that invests in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. The Index may not contain the appropriate or a diversified mix of securities for any particular economic cycle. The timing of changes in the securities of the Fund’s portfolio in seeking to replicate the Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an AP, a market maker or another entity may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Exchange, and may, therefore, have a material effect on the market price of the Shares.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. The NAV of the Shares will fluctuate with changes in the market value of the Fund’s securities holdings. The market price of Shares will fluctuate, in some cases materially, in accordance with changes in NAV and the intraday value of the Fund’s holdings as well as supply and demand on the Exchange. The Adviser cannot predict whether Shares will trade below, at or above their most recent NAV. Given the fact that Shares can be created and redeemed by APs in Creation Units, the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the value of the Fund’s holdings, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. The price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares may be closely related to, but not necessarily identical to, the same forces influencing the prices of the securities of the Fund’s portfolio of investments trading individually or in the aggregate at any point in time. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. Any of these factors, discussed above and further below, may lead to the Shares trading at a premium or discount to the Fund’s NAV. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a bid/ask spread charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility.
[Issuer-Specific Changes Risk. The value of individual securities or particular types of securities in the Fund’s portfolio can be more volatile than the market as a whole and can perform differently from the value of the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers. A change in the

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ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS (continued)

financial condition, market perception or the credit rating of an issuer of securities included in the Index may cause the value of its securities to decline.]
Non-Diversified Risk. The Fund is a separate investment portfolio of VanEck Vectors ETF Trust (the “Trust”), which is an open-end investment company registered under the 1940 Act. The Fund is classified as a “non-diversified” fund under the 1940 Act. Moreover, the Fund is subject to the risk that it will be more volatile than a diversified fund because it may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk because the Fund’s Index is comprised of securities of a limited number of companies.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent that the Index concentrates in a particular sector or sectors or industry or group of industries. The securities of many or all of the companies in the same sector or industry may decline in value due to developments adversely affecting such sector or industry. By concentrating its assets in a particular sector or sectors or industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
ADDITIONAL NON-PRINCIPAL INVESTMENT STRATEGIES
The Fund, using an “indexing” investment approach, seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Index. A number of factors may affect the Fund’s ability to achieve a high correlation with the Index, including the degree to which the Fund utilizes a sampling methodology. There can be no guarantee that the Fund will achieve a high degree of correlation.
The Fund may sell securities that are represented in the Index or purchase securities not yet represented in the Index, in anticipation of their removal from or addition to the Index. There may also be instances in which the Adviser may choose to overweight securities in the Index, thus causing it to purchase or sell securities not in the Index which the Adviser believes are appropriate to substitute for certain securities in the Index or utilize various combinations of other available investment techniques in seeking to track the Index. The Fund will not take defensive positions.
The Fund may invest up to 20% of its total assets in cash, cash equivalents, such as money market instruments, or other types of investments that are not included in the Fund’s underlying index, including in certain derivatives, to the extent that the Adviser believes such investments should help the Fund’s overall portfolio track its underlying index.
BORROWING MONEY
The Fund may borrow money from a bank up to a limit of one-third of the market value of its assets. The Fund has entered into a credit facility to borrow money for temporary, emergency or other purposes, including the funding of shareholder redemption requests and trade settlements. To the extent that the Fund borrows money, it may be leveraged; at such times, the Fund will appreciate or depreciate in value more rapidly than the Index. Leverage generally has the effect of increasing the amount of loss or gain the Fund might realize, and may increase volatility in the value of the Fund’s investments.
LENDING PORTFOLIO SECURITIES
The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives cash, U.S. government securities and stand-by letters of credit not issued by the Fund’s bank lending agent equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower fail to return the borrowed securities (e.g., the Fund would have to buy replacement securities and the loaned securities may have appreciated beyond the value of the collateral held by the Fund) or become insolvent. The Fund may pay fees to the party arranging the loan of securities. In addition, the Fund will bear the risk that it may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of any cash collateral or in the value of investments made with the cash collateral. These events could trigger adverse tax consequences for the Fund. Substitute payments for dividends received by the Fund for securities loaned out by the Fund will not be considered qualified dividend income.
ADDITIONAL NON-PRINCIPAL RISKS
Risk of Investing in Derivatives. Derivatives are financial instruments whose values are based on the value of one or more reference assets or indicators, such as a security, currency, interest rate, or index. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying asset or indicator, a derivative typically does not carry the same rights as would be the case if the Fund invested directly in the underlying securities, currencies or other assets.
Derivatives are subject to a number of risks, such as potential changes in value in response to market developments or, in the case of “over-the-counter” derivatives, as a result of a counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that

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ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS (continued)

changes in the value of a derivative may not achieve the desired correlation with the underlying asset or indicator. Derivative transactions can create investment leverage, and may be highly volatile, and the Fund could lose more than the amount it invests. The use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders of the Fund.
Many derivative transactions are entered into “over-the-counter” without a central clearing house; as a result, the value of such a derivative transaction will depend on, among other factors, the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the Fund’s derivative positions at any time, and the Fund may not be able to initiate or liquidate a swap position at an advantageous time or price, which may result in significant losses.
In December 2015, the SEC proposed new regulations applicable to an ETF’s use of derivatives. If adopted as proposed, these regulations could potentially limit or impact the Fund’s ability to invest in derivatives and negatively affect the Fund’s performance and ability to pursue its stated investment objectives.
Leverage Risk. To the extent that the Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. To manage the risk associated with leveraging, the Fund may segregate liquid assets, or otherwise “cover” its derivatives position in a manner consistent with the 1940 Act and the rules and SEC interpretations thereunder. The Fund may modify its asset segregation policies at any time to comply with any changes in the SEC’s positions regarding asset segregation.

TAX ADVANTAGED PRODUCT STRUCTURE

Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the Shares of the Fund have been designed to be tradable in a secondary market on an intra-day basis and to be created and redeemed in-kind. These in-kind arrangements are designed to mitigate the adverse effects on the Fund’s portfolio that could arise from frequent cash purchase and redemption transactions that affect the NAV of the Fund. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of the Fund, to the extent used, generally is not expected to lead to a tax event for shareholders whose Shares are not being redeemed.

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PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

MANAGEMENT OF THE FUND
Board of Trustees. The Board of Trustees of the Trust has responsibility for the general oversight of the management of the Fund, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations, is provided in the Fund’s SAI.
Investment Adviser. Under the terms of an investment management agreement between the Trust and Van Eck Associates Corporation with respect to the Fund (the “Investment Management Agreement”), Van Eck Associates Corporation serves as the adviser to the Fund and, subject to the supervision of the Board of Trustees, is responsible for the day-to-day investment management of the Fund. As of [ ], the Adviser managed approximately $[ ] billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to mutual funds, other ETFs, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 666 Third Avenue, 9th Floor, New York, New York 10017. A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement will be available in the Trust’s annual report for the period ended November 30, 2019.
For the services it provides to the Fund under the Investment Management Agreement, the Fund pays the Adviser an annual unitary management fee equal to [0.45]% of the average daily net assets of the Fund. The Adviser is responsible for all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes (including accrued deferred tax liability) and extraordinary expenses. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay such offering costs until at least [ ].
Manager of Managers Structure. The Adviser and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Adviser to enter into investment sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board of Trustees, may select one or more sub- advisers for the Fund and supervise, monitor and evaluate the performance of each sub-adviser.
The Order also permits the Adviser, subject to the approval of the Board of Trustees, to replace sub-advisers and amend investment sub-advisory agreements, including applicable fee arrangements, without shareholder approval whenever the Adviser and the Board of Trustees believe such action will benefit the Fund and its shareholders. The Adviser thus would have the responsibility (subject to the oversight of the Board of Trustees) to recommend the hiring and replacement of sub-advisers as well as the discretion to terminate any sub-adviser and reallocate the Fund’s assets for management among any other sub- adviser(s) and itself. This means that the Adviser would be able to reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. The Adviser would compensate each sub-adviser out of its management fee.
Administrator, Custodian and Transfer Agent. Van Eck Associates Corporation is the administrator for the Fund (the “Administrator”), and The Bank of New York Mellon is the custodian of the Fund’s assets and provides transfer agency and fund accounting services to the Fund. The Administrator is responsible for certain clerical, recordkeeping and/or bookkeeping services which are required to be provided pursuant to the Investment Management Agreement.
Distributor. Van Eck Securities Corporation is the distributor of the Shares. The Distributor will not distribute Shares in less than Creation Units, and does not maintain a secondary market in the Shares. The Shares are traded in the secondary market.

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PORTFOLIO MANAGERS

The portfolio managers who currently share joint responsibility for the day-to-day management of the Fund’s portfolio are Peter H. Liao and Guo Hua (Jason) Jin. Mr. Liao has been employed by the Adviser as an analyst since the summer of 2004 and has been a portfolio manager since 2006. Mr. Liao graduated from New York University in 2004 with a Bachelor of Arts in Economics and Mathematics. Mr. Jin has been employed by the Adviser as an analyst since January 2007 and has been a portfolio manager since 2018. Mr. Jin graduated from the State University of New York at Buffalo with a Bachelor of Science degree in Business Administration with a concentration in Financial Analysis. Messrs. Liao and Jin also serve as portfolio managers for certain other investment companies and pooled investment vehicles advised by the Adviser. See the Fund’s SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares.

SHAREHOLDER INFORMATION
DETERMINATION OF NAV
The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the New York Stock Exchange.
The values of the Fund’s portfolio securities are based on the securities’ closing prices on the markets on which the securities trade, when available. Due to the time differences between the United States and certain countries in which the Fund invests, securities on these exchanges may not trade at times when Shares of the Fund will trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Debt instruments with remaining maturities of more than 60 days are valued at the evaluated mean price provided by an outside independent pricing service. If an outside independent pricing service is unable to provide a valuation, the instrument is valued at the mean of the highest bid and the lowest asked quotes obtained from one or more brokers or dealers selected by the Adviser. Prices obtained by an outside independent pricing service may use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. If a market quotation for a security or other asset is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security or asset at the time the Fund calculates its NAV, the security or asset will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. The Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, the Fund that holds foreign equity securities currently expects that it will fair value certain of the foreign equity securities held by the Fund each day the Fund calculates its NAV, except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV.
Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or other asset is materially different than the value that could be realized upon the sale of such security or asset. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Index. This may adversely affect the Fund’s ability to track its Index. With respect to securities that are principally traded on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.
INTRADAY VALUE
The trading prices of the Fund’s Shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for Fund Shares and underlying securities held by the Fund, economic conditions and other factors. Information regarding the intraday value of the Fund’s Shares (“IIV”) is disseminated every 15 seconds throughout each trading day by the Exchange or by market data vendors or other information providers. The IIV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IIV should not be viewed as a “real-time” update of the Fund’s NAV, which is computed only once a day. The IIV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by the Fund

21

SHAREHOLDER INFORMATION (continued)

and valuations based on current market rates. The Fund is not involved in, or responsible for, the calculation or dissemination of the IIV and makes no warranty as to its accuracy.
RULE 144A RESTRICTION AND OTHER UNREGISTERED SECURITIES
An AP (i.e., a person eligible to place orders with the Distributor to create or redeem Creation Units of the Fund) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A or other unregistered securities.
BUYING AND SELLING EXCHANGE-TRADED SHARES
The Shares of the Fund are listed on the Exchange. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the “spread,” which is any difference between the bid price and the ask price. The spread varies over time for the Fund’s Shares based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and generally higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). In times of severe market disruption or low trading volume in the Fund’s Shares, this spread can increase significantly. It is anticipated that the Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of the Shares. During periods of disruptions to creations and redemptions or the existence of extreme market volatility, the market prices of Shares are more likely to differ significantly from the Shares’ NAV.
The Depository Trust Company (“DTC”) serves as securities depository for the Shares. (The Shares may be held only in book- entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the Fund’s SAI.
The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.
The right of redemption by an AP may be suspended or the date of payment postponed (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
Market Timing and Related Matters. The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees considered the nature of the Fund (i.e., a fund whose Shares are expected to trade intraday), that the Adviser monitors the trading activity of APs for patterns of abusive trading, that the Fund reserves the right to reject orders that may be disruptive to the management of or otherwise not in the Fund’s best interests, and that the Fund may fair value certain of its securities. Given this structure, the Board of Trustees determined that it is not necessary to impose restrictions on the frequency of purchases and redemptions for the Fund at the present time.
DISTRIBUTIONS
The Fund intends to make distributions to investors at least quarterly.
Distributions in cash may be reinvested automatically in additional Shares of the Fund only if the broker through which you purchased Shares makes such option available.
TAX INFORMATION
The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

22

SHAREHOLDER INFORMATION (continued)

Taxes on the Sale or Cash Redemption of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares. The ability to deduct capital losses may be limited. To the extent that the Fund shareholder’s Shares are redeemed for cash, this is normally treated as a sale for tax purposes.
Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.
Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units held as capital assets is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.
If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Non-U.S. Shareholders. If you are not a citizen or resident alien of the United States or if you are a non-U.S. entity (a “Non-U.S. Shareholder”), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.
Any capital gain realized by a Non-U.S. Shareholder upon a sale of shares of the Fund will generally not be subject to U.S. federal income or withholding tax unless (i) the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met or (ii) the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Fund’s Shares or, if shorter, within the period during which the Non-U.S. Shareholder has held the Shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The Fund may be, or may prior to a Non-U.S. Shareholder’s disposition of Shares become, a U.S. real property holding corporation. If the Fund is or becomes a U.S. real property holding corporation, so long as the Fund’s Shares are regularly traded on an established securities market, only a Non-U.S. Shareholder who holds or held (at any time during the shorter of the five year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Code) of the Fund’s Shares will be subject to United States federal income tax on the disposition of Shares.
Any Non-U.S. Shareholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of shares of the Fund.
As part of the Foreign Account Tax Compliance Act, (“FATCA”), the Fund may be required to withhold 30% on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income) paid to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFIs will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be

23

SHAREHOLDER INFORMATION (continued)

implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS. The Fund may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow the Fund to comply with the FATCA rules. If the Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.
Non-U.S. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the possible applicability of the U.S. estate tax.
The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws. Changes in applicable authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

INDEX PROVIDER
The Index is published by MV Index Solutions GmbH (the “Index Provider” or “MVIS”), which is a wholly-owned subsidiary of the Adviser. The Index Provider does not sponsor, endorse, or promote the Fund and bears no liability with respect to the Fund or any security.

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MVIS NORTH AMERICA ENERGY INFRASTRUCTURE INDEX

The MVIS North America Energy Infrastructure Index (the “Index”) is a rules-based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of North American companies involved in the midstream energy segment which includes MLPs and corporations involved in oil and gas storage and transportation. “Oil and gas storage and transportation” companies may include those involved in oil and gas pipelines, storage facilities, and other activities associated with transporting, storing, and gathering natural gas, natural gas liquids, crude oil or refined products.
To be initially eligible for the Index, (i) companies must generate at least 50% of their revenues from oil and gas storage and transportation (as defined above) or have properties with the potential to generate at least 50% of their revenues from oil and gas storage and transportation, and (ii) all stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which the review occurs. Stocks must have a three month average daily trading volume value of at least $1 million at a review and also at the previous two reviews to be eligible for the Index and such stocks must have traded at least 250,000 shares each month over the last six months at a review and also at the previous two reviews.
The Index is calculated and maintained by Solactive AG on behalf of the Index Provider.
The Index is reconstituted semi-annually and rebalanced quarterly and will limit exposure to companies taxed as partnerships to 24% at each quarterly review.

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LICENSE AGREEMENT AND DISCLAIMERS

The Adviser has entered into a licensing agreement with the Index Provider to use the Index. The Fund is entitled to its Index pursuant to a sub-licensing arrangement with the Adviser.
Shares of the Fund are not sponsored, endorsed, sold or promoted by the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of the Shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Shares of the Fund particularly or the ability of the Index to track the performance of the securities markets. The Index is determined and composed by the Index Provider without regard to the Adviser or the Shares of the Fund. The Index Provider has no obligation to take the needs of the Adviser or the owners of the Shares of the Fund into consideration in determining or composing the Index. The Index Provider is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of the Fund to be issued or in the determination or calculation of the equation by which the Shares of the Fund are to be converted into cash. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of the Shares of the Fund.
THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The Fund is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Index and/or its trade mark or its price at any time or in any other respect. The Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Solactive AG has no obligation to point out errors in the Index to third parties including but not limited to investors and/or financial intermediaries of the Fund. Neither the publication of the Index by Solactive AG nor the licensing of the Index or Index trade marks for the purpose of use in connection with the Fund constitutes a recommendation by Solactive AG to invest capital in the Fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the Fund. Solactive AG is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of the Fund’s Prospectus.
The S&P 500® Index included in the Fund’s performance tables is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by the Adviser. Copyright © 2019 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX, INTELLECTUAL PROPERTY, SOFTWARE, OR ANY DATA RELATED THERETO, OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX, INTELLECTUAL PROPERTY, SOFTWARE, OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE ADVISER, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

26

On February 22, 2016, the Fund acquired all of the assets and liabilities of the respective Predecessor Fund in exchange for shares of beneficial interest of the Fund. As a result of the Reorganization, the Fund adopted the financial and performance history of the respective Predecessor Fund.
The financial highlights table which follow is intended to help you understand the Fund’s financial performance for the past five years or as indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent that rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund for the six month period ended May 31, 2019 is unaudited.
The information below has been audited by [ ], the Trust’s independent registered public accounting firm whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request. The information for all periods prior to the Reorganization on February 22, 2016 was audited by the independent registered public accounting firm for the Predecessor Fund (“Predecessor Accounting Firm”), which is a different firm from the Trust’s independent registered public accounting firm. The reports of the Predecessor Accounting Firm, along with the Predecessor Fund’s financial statements (which have been adopted by the Trust), are included in the annual reports of Predecessor Fund, which are available upon request.

[ ]

27

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the closing trading price of the Shares of the Fund was above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for the most recently completed year and the most recently completed quarter(s), as well as for each of the four previous calendar quarters, when available, can be found at www.vaneck.com.

GENERAL INFORMATION
CONTINUOUS OFFERING
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.
For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
In addition, certain affiliates of the Fund and the Adviser may purchase and resell Fund Shares pursuant to this Prospectus.
OTHER INFORMATION
The Trust was organized as a Delaware statutory trust on March 15, 2001. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Fund’s SAI for more information concerning the Trust’s form of organization. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.
The Prospectus, SAI and any other Fund communication do not create any contractual obligations between the Fund’s shareholders and the Trust, the Fund, the Adviser and/or the Trustees. Further, shareholders are not intended third party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with the Adviser or other parties who provide services to the Fund.
Dechert LLP serves as counsel to the Trust, including the Fund. [ ] serves as the Trust’s independent registered public accounting firm and audits the Fund’s financial statements annually.

28

GENERAL INFORMATION (continued)

ADDITIONAL INFORMATION
This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Fund’s Shares. The Fund’s Registration Statement, including this Prospectus, the Fund’s SAI and the exhibits are available on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
The SAI for the Fund, which has been filed with the SEC, provides more information about the Fund. The SAI for the Fund is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and the Fund’s annual and semi-annual reports may be obtained without charge by writing to the Fund at Van Eck Securities Corporation, the Fund’s distributor, at 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling the Distributor at the following number: Investor Information: 800.826.2333.
Shareholder inquiries may be directed to the Fund in writing to 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling 800.826.2333.
The Fund’s SAI is available at www.vaneck.com.
(Investment Company Act file no. 811-10325)

29

For more detailed information about the Fund, see the SAI dated [ ], as may be supplemented from time to time, which is incorporated by reference into this Prospectus. Additional information about the Fund’s investments is or will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
Call VanEck at 800.826.2333 to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund or to make shareholder inquiries. You may also obtain the SAI or the Fund’s annual or semi-annual reports, by visiting the VanEck website at www.vaneck.com.
Reports and other information about the Fund are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Transfer Agent: The Bank of New York Mellon SEC Registration Number: 333-123257 1940 Act Registration Number: 811-10325 EINCPRO	800.826.2333 www.vaneck.com

VANECK VECTORS ETF TRUST
STATEMENT OF ADDITIONAL INFORMATION

Dated [December 1], 2019
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus dated April 1, 2019, as revised December 1, 2019 (the “Prospectus”) for the VanEck Vectors® ETF Trust (the “Trust”), relating to the series of the Trust listed below, as it may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker
VanEck Vectors Energy Income ETF	NYSE Arca, Inc.	EINCTM
A copy of the Prospectus may be obtained without charge by writing to the Trust or the Distributor (defined herein). The Trust’s address is 666 Third Avenue, 9th Floor, New York, New York 10017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The audited financial statements, including the financial highlights, appearing in the Trust’s most recent Annual Report to shareholders for the Fund’s fiscal year end and filed electronically with the Securities and Exchange Commission (the “SEC”), are incorporated by reference and made part of this SAI. The unaudited financial statements appearing in the Trust’s most recent Semi-Annual Report to shareholders for the Fund’s fiscal year end and filed electronically with the SEC are also incorporated by reference and made part of this SAI.

GENERAL DESCRIPTION OF THE TRUST
The Trust is an open-end management investment company. The Trust currently consists of 56 investment portfolios. This SAI relates to one investment portfolio, VanEck Vectors Energy Income ETF (the “Fund”). The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (“1940 Act”), and, as a result, may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. The Trust was organized as a Delaware statutory trust on March 15, 2001. The shares of the Fund are referred to herein as “Shares.”
The Fund will offer and issue Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Similarly, Shares will be redeemable by the Fund only in Creation Units. Creation Units of the Fund will be issued and redeemed generally in exchange for specified securities held by the Fund generally included in the Index (defined herein). The Shares of the Fund are listed on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Shares of the Fund trade in the secondary market at market prices that may differ from the Shares’ NAV. A Creation Unit consists of 50,000 Shares. The Trust reserves the right to permit or require a “cash” option for creations and redemptions of Shares (subject to applicable legal requirements) to the extent such Shares are not created and redeemed in-kind.
INVESTMENT POLICIES AND RESTRICTIONS
Municipal Securities
The Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). In addition, the Fund may invest in lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities. The securities of state and municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Repurchase Agreements
The Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed-upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.
In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held by the Trust’s custodian bank until repurchased. In addition, the Trust’s Board of Trustees (“Board” or “Trustees”) has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with the Fund. No more than an aggregate of 15% of the Fund’s net assets will be invested in repurchase agreements having maturities longer than seven days.
The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral not within the control of the Fund and, therefore, the Fund may incur delays in disposing of the security and/or may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Futures Contracts and Options
Futures contracts generally provide for the future purchase or sale of a specified instrument, index or commodity at a specified future time and at a specified price. Stock or bond index futures contracts and other types of futures contracts are settled daily with a payment by the Fund (or exchange) to an exchange (or Fund) of a cash amount based on the difference between the level of the stock or bond index or other underlying instrument specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. The Fund may use futures contracts and options on futures contracts based on other indices or combinations of indices that Van Eck Associates Corporation (“VEAC” or the “Adviser”) believes to be representative of the MVIS North America Energy Infrastructure Index (the “Index”).
An option is a contract that provides the holder of the option the right to buy or sell shares or other assets at a fixed price, within a specified period of time. An American call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A European call option gives the option holder the right to buy the underlying security from the option writer only on the option expiration date. An American put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option. A European put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price only on the option expiration date.
Although futures contracts (other than cash-settled futures contracts including most stock or bond index futures contracts) by their terms call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying the same contract which was previously sold or selling the same contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.
Futures traders are required to make a margin deposit (typically in cash or government securities) with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash-settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements that are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.
After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.
Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits in the form of cash.
The Fund may use futures contracts and options thereon, together with positions in cash and money market instruments, to simulate full investment in the Index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the Index components or a subset of the components. Liquid futures contracts may not be currently available for the Index.
Positions in futures contracts and options may be closed out only on an exchange that provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it has sold.
The Fund will seek to minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.

Utilization of futures transactions by the Fund involves the risk of imperfect or even negative correlation to the Index if the index underlying the futures contracts differs from the Index. There is also the risk of loss by the Fund of margin deposits in the event of the bankruptcy or other similar insolvency with respect to a broker with whom the Fund has an open position in the futures contract or option.
Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.
Except as otherwise specified in the Fund’s Prospectus or this SAI, there are no limitations on the extent to which the Fund may engage in transactions involving futures and options thereon. The Fund will take steps to prevent its futures positions from “leveraging” its securities holdings. When the Fund has a long futures position requiring physical settlement, it will maintain with its custodian bank, cash or liquid securities having a value equal to the notional value of the contract (less any margin deposited in connection with the position). When the Fund has a short futures position requiring physical settlement, the Fund will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and liquid securities (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).
Swaps
Over-the-counter (“OTC”) swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset, usually an interest rate. Although OTC swap agreements entail the risk that a party will default on its payment obligations thereunder, the Fund seeks to reduce this risk generally by receiving (or paying) collateral daily and entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.
In addition, the Fund may enter into interest rate swaps and credit default swaps. Interest rate swaps are typically exchange-traded contracts in which a party agrees to make periodic payments on certain referenced interest rates (e.g., a fixed rate or a floating rate) applied to a specified notional amount. A credit default swap on a security is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. Credit default swaps referencing fixed income indices are generally traded on exchanges. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in one or more of its individual holdings or in a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.
The use of such swap agreements involves certain risks. For example, if the counterparty under an OTC swap agreement defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments require the clearing and exchange-trading of certain standardized OTC derivative instruments that the Commodity Futures Trading Commission (“CFTC”) and SEC defined as “swaps” and “security-based swaps,” respectively. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing and exchange trading. In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a swap dealer, bank or other financial institution. The Fund enters into cleared swaps through an executing broker. Such transactions are then submitted for clearing and, if cleared, will be held at regulated futures commission merchants (“FCMs”) that are members of the clearinghouse that serves as the central counterparty. When the Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.
Central clearing is designed to reduce counterparty credit risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers or central counterparty’s clearing members. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange-trading is expected to, but may not necessarily, increase the liquidity of swaps trading.
In addition, with respect to cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which the Fund may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. However, regulators recently adopted rules imposing certain margin requirements, including minimums and required daily margin transfers on uncleared swaps. The Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the central counterparty would void the trade. Before the Fund can enter into a new trade, market conditions may become less favorable to the Fund.
The Adviser will continue to monitor developments regarding trading and execution of cleared swaps on exchanges, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements and the costs and risks associated with such investments.
Warrants and Subscription Rights
Warrants are equity securities in the form of options issued by a corporation which give the holder the right, but not the obligation, to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.
Currency Forwards
A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Currency forward contracts may be used to increase or reduce exposure to currency price movements.
The use of currency forward transactions involves certain risks. For example, if the counterparty under the contract defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.
Convertible Securities
A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.
Structured Notes
A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Participation Notes
Participation notes (“P-Notes”) are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security. P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject the subscriber to counterparty risk, as discussed below. Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign securities or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the value of the underlying foreign security or foreign securities market that it seeks to replicate. As the purchaser of a P-Note, the Fund is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, the Fund would lose its investment. The risk that the Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities. In addition, the Fund’s use of P-Notes may cause the Fund’s performance to deviate from the performance of the portion of the Index to which the Fund is gaining exposure through subscription to P-Notes.
Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in the Fund’s portfolio and may cause the value of the P-Notes to decline. The ability of the Fund to value its securities becomes more difficult and the Adviser’s and/or Sub- Adviser’s judgment in the application of fair value procedures may play a greater role in the valuation of the Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value to such securities.

Future Developments
The Fund may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use or which are not currently available, but which may be developed, to the extent such investments are considered suitable for the Fund by the Adviser.
Investment Restrictions
The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. The following investment restrictions are applicable to the Fund:

1.
Concentrate its investments in an industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.
Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.
Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.
Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.
Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund observes the following non-fundamental investment restrictions, which may be changed by the Board without a shareholder vote. Under these restrictions:

1.	The Fund will not invest in securities which are “illiquid” securities if the result is that more than 15% of the Fund’s net assets would be invested in such securities.
If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitation with respect to the borrowing of money described above in fundamental restriction 2 will be continuously complied with.
With respect to fundamental restriction 2, the 1940 Act permits the Fund to borrow money from banks in an amount up to one-third of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to fundamental restriction 2, the 1940 Act prohibits the Fund from issuing senior securities, except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. The Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
The Fund may invest its remaining assets in securities not included in the Index, which may include but is not limited to money market instruments or funds which reinvest exclusively in money market instruments, in stocks that are in the relevant market but not the Index, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the Shares, and stock index swaps and swaptions, each with a view towards providing the Fund exposure to the securities in the Index. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.
SPECIAL CONSIDERATIONS AND RISKS
A discussion of the risks associated with an investment in the Fund is contained in the Fund’s Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund” and “Additional Information About the Fund’s Investment Strategies and Risks—Risks of Investing in the Fund.” The discussion below supplements, and should be read in conjunction with, such sections of the Fund’s Prospectus.
General
Investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

The Fund is not actively managed by traditional methods, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities held by the Fund unless the securities of such issuer are removed from the Index.
An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). MLP units are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises. Holders of MLP units incur more risk than holders of preferred stocks and debt obligations because MLP unitholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, MLP units have neither a fixed principal amount nor a maturity. MLP unit values are subject to market fluctuations as long as the MLP units remains outstanding. In the event that the securities in the Index are not listed on a national securities exchange, the principal trading market for some may be in the over the counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.
An investment in the Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. The risk of non-correlation may be higher than other ETFs which utilize a sampling approach to the extent that the Fund invests a portion of its assets in securities that have economic characteristics that are substantially identical to the securities comprising the Index, but which are not included in the Index. It is also possible that for periods of time, the Fund may not fully replicate the performance of the Index due to the temporary unavailability of certain Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because the Fund is required to correct such imbalances by means of adjusting the composition of the securities.
Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair the Fund’s ability to manage or hedge its investment portfolio through the use of derivatives. The Dodd-Frank Act and the rules promulgated thereunder may limit the ability of the Fund to enter into one or more exchange-traded or OTC derivatives transactions.
The Trust, on behalf of the Fund, has filed a notice of eligibility with the National Futures Association claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) pursuant to CFTC Regulation 4.5, as promulgated under the Commodity Exchange Act (“CEA”) with respect to the Fund’s operations. Therefore, neither the Fund nor the Adviser (with respect to the Fund) is subject to registration or regulation as a commodity pool or CPO under the CEA. If the Fund becomes subject to these requirements, the Fund may incur additional compliance and other expenses.
With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser is required to register as a CPO, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop.
U.S. Federal Tax Treatment of Futures Contracts and Certain Option Contracts

The Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year their net unrealized gains and losses on certain futures contracts and option contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures contracts required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts or certain option contracts to the extent of any unrecognized gains on related positions held by the Fund.
The Fund distributes to shareholders annually any net capital gains which have been recognized for U.S. federal income tax purposes (including unrealized gains at the end of the Fund’s fiscal year on certain futures transactions and certain option contracts). Such distributions are combined with distributions of capital gains realized on the Fund’s other investments and shareholders are advised on the nature of the distributions.
Concentration Considerations
To the extent that the Fund’s investments are concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries. The securities of state and municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Cyber Security
The Fund, its service providers, its Exchange and Authorized Participants (defined below) are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund, its service providers, the Exchange or Authorized Participants may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund, its service providers, the Exchange or Authorized Participants will not suffer losses relating to cyber attacks or other information security breaches in the future.
Securities Lending

The Fund may lend is portfolio securities to brokers, dealers, and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund will receive cash, U.S. government securities and stand-by letters of credit not issued by the Fund’s bank lending agent equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower fail to return the borrowed securities (e.g., the Fund would have to buy replacement securities and the loaned securities may have appreciated beyond the value of the collateral held by the Fund) or become insolvent. The Fund may pay fees to the party arranging the loan of securities. In addition, the Fund will bear the risk that it may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. the Fund could also lose money in the event of a decline in the value of any cash collateral or in the values of the investments made with the cash collateral. These events could trigger adverse tax consequences for the Fund. Substitute payments for dividends received by the Fund for securities loaned out by the Fund will not be considered qualified dividend income.

Inability to Pass Through Deduction from MLPs
Under 2017 tax legislation, individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to certain taxable income from MLPs. The Fund does not have the regulatory authority to pass through MLP net income, if any, or the 20% deduction to Fund shareholders. As a result, in comparison, investors investing directly in MLPs would be eligible for the 20% deduction for MLP net income from these investments while investors investing in MLPs held indirectly through the Fund would not be eligible for the 20% deduction for their share of such taxable income.
EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Fund’s Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund,” “Additional Information About the Fund’s Investment Strategies and Risks—Risks of Investing in the Fund,” “Shareholder Information—Determination of NAV” and “Shareholder Information—Buying and Selling Exchange-Traded Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the Fund’s Prospectus.
The Shares of the Fund are listed on the Exchange and trade in the secondary market at prices that may differ to some degree from their NAV. The Exchange may but is not required to remove the Shares of the Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (2) the value of the Index or portfolio of securities on which the Fund is based is no longer calculated or available, (3) the IIV (defined herein) of the Fund is no longer calculated or available, (4) certain continued listing standards relating to index composition set forth in the Exchange rules are not continuously maintained, or (5) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met.
As in the case of other securities traded on the Exchange, brokers’ commissions on secondary market transactions in Shares of the Fund will be based on negotiated commission rates at customary levels.
In order to provide investors with a basis to gauge whether the market price of the Shares on the Exchange is approximately consistent with the current value of the assets of the Fund on a per Share basis, an updated value of the Fund’s Shares is disseminated intraday (“IIV” and also known as the Indicative Optimized Portfolio Value) through the facilities of the Consolidated Tape Association’s Network B. IIVs are disseminated every 15 seconds during regular Exchange trading hours. The Fund is not involved in or responsible for the calculation or dissemination of the IIVs and makes no warranty as to the accuracy of the IIVs.
The IIV has a securities component and a cash component reflecting cash and other assets that may be held by the Fund. The securities values included in the IIV are the values of the Deposit Securities (as defined below under the heading “Creation and Redemption of Creation Units—Fund Deposit”) for the Fund. While the IIV reflects the approximate current value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, the Fund’s IIV disseminated during the Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.
The cash component included in the IIV could consist of estimated accrued interest, dividends and other income, less expenses. If applicable, the IIV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.
BOARD OF TRUSTEES OF THE TRUST
Trustees and Officers of the Trust
The Board of the Trust consists of six Trustees, five of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (the “Independent Trustees”). Mr. David H. Chow, an Independent Trustee, serves as Chairman of the Board. The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers to the Trust. The Adviser is responsible for the day-to-day administration and business affairs of the Trust.
The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; length of service as a board member of the Trust; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than Mr. van Eck, his status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Chow, significant business and financial experience, particularly in the investment management industry, experience with trading and markets through his involvement with the Pacific Stock Exchange, and service as a chief executive officer, board member, partner or executive officer of various businesses and non-profit organizations; Ms. Hesslein, business and financial experience, particularly in the investment management industry, and service as a president, board member and/or executive officer of various businesses; Mr. Short, business and financial experience, particularly in the investment management industry, and service as a president, board member or executive officer of various businesses; Mr. Sidebottom, business and financial experience, particularly in the investment management industry, and service as partner and/or executive officer of various businesses; Mr. Stamberger, business and financial experience and service as the president and chief executive officer of SmartBrief, LLC., a media company; and Mr. van Eck, business and financial experience, particularly in the investment management industry, and service as a president, executive officer and/or board member of various businesses, including the Adviser, Van Eck Securities Corporation (“VESC”), and Van Eck Absolute Return Advisers Corporation (“VEARA”). References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
The Trustees of the Trust, their addresses, positions with the Trust, year of birth, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

Independent Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	56
Director, Forward Management LLC and Audit Committee Chairman, May 2008 to June 2015; Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to June 2015, and Board Member of the CFA Society of Stamford, July 2009 to present; Trustee, MainStay Fund Complex[4], January 2016 to present and currently Chairman of the Risk and Compliance Committee.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director, Citi Holdings Division – Business Head, Local Consumer Lending North America (2013 - 2017).	56	Trustee, Eagle Growth and Income Opportunities Fund; Trustee, THL Credit Senior Loan Fund.
R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present.	67	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to July 2016; Director, Kenyon Review.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to present; Partner, PWC/Strategy & Financial Services Advisory, February 2015 to March 2017; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to February 2016; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	56
Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, LLC (business media company).	67	Director, Food and Friends, Inc., 2013 to present.

1	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
4	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
Interested Trustee

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Jan F. van Eck, 1963[4]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	56	Director, National Committee on US-China Relations.

1	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
4	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC.

Officer Information
The Officers of the Trust, their addresses, positions with the Trust, year of birth and principal occupations during the past five years are set forth below.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years
Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016
Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.
Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.
John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.
Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.
Henry Glynn, 1983	Assistant Vice President	Since 2018	Head of ETF Capital Markets Europe of Van Eck Switzerland AG. Formerly, Member of the Capital Markets team at Vanguard Group.
F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018
Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.
Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Vice President, Business Development of VanEck Australia Pty Ltd.
Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)
Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years
Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Business Development of Asia Pacific of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.
Arian Neiron, 1979	Vice President	Since 2018	Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.
James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.
Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC.
Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.
Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (Since 2014)
Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

1	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.
The Board of the Trust met [ ] times during the fiscal year ended [ ].
The Board has an Audit Committee consisting of five Trustees who are Independent Trustees. Ms. Hesslein and Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee and each of Messrs. Chow, Short, Sidebottom and Stamberger has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Short is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee met [ ] times during the fiscal year ended [ ].
The Board also has a Nominating and Corporate Governance Committee consisting of five Independent Trustees. Ms. Hesslein and Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Nominating and Corporate Governance Committee. Mr. Stamberger is the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) evaluate, as necessary, the composition of the Board, its committees and sub-committees and make such recommendations to the Board as deemed appropriate by the Committee; (ii) review and define Independent Trustee qualifications; (iii) review the qualifications of individuals serving as Trustees on the Board and its committees; (iv) evaluate, recommend and nominate qualified individuals for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board committee and subcommittee; and (v) review and assess, from time to time, the performance of the committees and subcommittees of the Board and report the results to the Board. The Nominating and Corporate Governance Committee met [ ] times during the fiscal year ended [ ].

The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chairman of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.
As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.
The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust, the Adviser, and the affiliates of the Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.
[ The officers and Trustees of the Trust, in aggregate, own less than 1% of the Shares of the Fund as of [ ], 2019. ]
For each Trustee, the dollar range of equity securities beneficially owned (including ownership through the Trust’s Deferred Compensation Plan) by the Trustee in the Trust and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in VanEck Vectors Energy Income ETF (As of December 31, 2018)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee in Family of Investment Companies (As of December 31, 2018)
David H. Chow	[None]	[Over $100,000]
Laurie A. Hesslein*	[None]	[None]
R. Alastair Short	[None]	[$50,001-$100,000]
Peter J. Sidebottom	[None]	[Over $100,000]
Richard D. Stamberger	[None]	[Over $100,000]
Jan F. van Eck	[ $1-$10,000 ]	[Over $100,000]
*Ms. Hesslein became a Board member on September 2, 2019. As of such date, she did not own any equity securities in the Trust.
As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Fund.

Remuneration of Trustees
The Trust pays each Independent Trustee an annual retainer of $110,000, a per meeting fee of $20,000 for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of $10,000 for telephonic meetings. Additionally, the Trust pays the Chairman of the Board an annual retainer of $62,000, the Chairman of the Audit Committee an annual retainer of $26,000 and the Chairman of the Governance Committee an annual retainer of $18,000. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.
The table below shows the compensation paid to the Trustees by the Trust for the fiscal year ended [ ] Annual Trustee fees may be reviewed periodically and changed by the Trust’s Board.

Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(1) Paid to Trustee
David H. Chow	[ ]	$—	N/A	N/A	[ ]
Laurie A. Hesslein(2)	N/A	N/A	N/A	N/A	N/A
R. Alastair Short	[ ]	$—	N/A	N/A	[ ]
Peter J. Sidebottom	[ ]	$—	N/A	N/A	[ ]
Richard D. Stamberger	[ ]	[ ]	N/A	N/A	[ ]
Jan F. van Eck(3)	$—	$—	N/A	N/A	$—

(1)	The “Fund Complex” consists of VanEck Funds, VanEck VIP Trust and the Trust.
(2)	Ms. Hesslein became a Board member in September 2019.
(3)	“Interested person” under the 1940 Act.
PORTFOLIO HOLDINGS DISCLOSURE
The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites, such as www.vaneck.com. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual cash components is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of the Fund. The Trust, Adviser, Custodian (defined below) and Distributor will not disseminate non-public information concerning the Trust.
QUARTERLY PORTFOLIO SCHEDULE
The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q. Form N-Q for the Fund is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q will be available through the Fund’s website, at www.vaneck.com or by writing to 666 Third Avenue, 9th Floor, New York, New York 10017.
POTENTIAL CONFLICTS OF INTEREST
The Adviser (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Fund, or may track the same index the Fund tracks. When the Adviser implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Fund, the prices of the Fund’s securities may be negatively affected. For example, when purchase or sales orders for the Fund are aggregated with those of other funds and/or Other Clients and allocated among them, the price that the Fund pays or receives may be more in the case of a purchase or less in a sale than if the Adviser served as adviser to only the Fund. When Other Clients are selling a security that the Fund owns, the price of that security may decline as a result of the sales. The compensation that the Adviser receives from Other Clients may be higher than the compensation paid by the Fund to the Adviser. The Adviser has implemented procedures to monitor trading across the Fund and its Other Clients.
CODE OF ETHICS
The Fund, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (“Rule 17j-1”). Such Codes of Ethics require, among other things, that “access persons” (as defined in Rule 17j-1) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility. The Codes of Ethics allow such access persons to invest in securities that may be purchased and held by the Fund, provided such investments are done consistently with the provisions of the Codes of Ethics.
PROXY VOTING POLICIES AND PROCEDURES
The Fund’s proxy voting record is available upon request, by calling 800.826.2333, and on the SEC’s website at http://www.sec.gov. Proxies for the Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.
The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund is available by calling 800.826.2333 or by writing to 666 Third Avenue, 9th Floor, New York, New York 10017. The Fund’s Form N-PX is also available on the SEC’s website at www.sec.gov.
MANAGEMENT
The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “Management of the Fund.”
Investment Adviser
Van Eck Associates Corporation acts as investment adviser to the Fund and, subject to the general supervision of the Board, is responsible for the day-to-day investment management of the Fund. The Adviser is a private company with headquarters in New York and manages numerous pooled investment vehicles and separate accounts. The Adviser has been wholly owned by members of the van Eck family since its founding in 1955 and its shares are held by the Adviser’s Chief Executive Officer, Jan van Eck, and his family. Mr. van Eck’s positions with the Trust and the Adviser are discussed above.
The Adviser serves as investment adviser to the Fund pursuant to an investment management agreement between the Trust and the Adviser (the “Investment Management Agreement”). Under the Investment Management Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages the investment of the Fund’s assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.
Indemnification. Pursuant to the Investment Management Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.
Compensation. As compensation for its services under the Investment Management Agreement, the Adviser will be paid a monthly fee based on a percentage of the Fund’s average daily net assets at the annual rate of 0.45%. From time to time, the Adviser may waive all or a portion of its fees.
The management fees paid by the Fund and the expenses waived or assumed by the Adviser during the Fund’s last three fiscal years are set forth in the chart below.
Under the VEAC Investment Management Agreement for the Fund, VEAC is responsible for all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEAC Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes (including accrued deferred tax liability) and extraordinary expenses. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay such offering costs until at least [April 1, ].

[Management Fee Received Table]
Term. The Investment Management Agreement is subject to annual approval by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities. The Investment Management Agreement is also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Administrator
Van Eck Associates Corporation also serves as administrator (in such capacity, the “Administrator”) for the Trust pursuant to the Investment Management Agreement. Under the Investment Management Agreement, the Adviser is obligated on a continuous basis to provide such administrative services as the Board of the Trust reasonably deems necessary for the proper administration of the Trust and the Fund. The Adviser will generally assist in all aspects of the Trust’s and the Fund’s operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate NAV, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. VEAC owns 100% of the common stock of Van Eck Securities Corporation (the “Distributor”).

Custodian and Transfer Agent
The Bank of New York Mellon (“The Bank of New York”), located at 101 Barclay Street, New York, New York 10286, serves as custodian (in such capacity, the “Custodian”) for the Fund pursuant to a custodian agreement. As Custodian, The Bank of New York holds the Fund’s assets. As compensation for these custodial services, The Bank of New York receives, among other items, transaction fees, asset-based safe keeping fees and overdraft charges and may be reimbursed by the Fund for its out-of-pocket expenses. The Bank of New York serves as the Fund’s transfer agent (in such capacity, the “Transfer Agent”) pursuant to a transfer agency agreement. In addition, The Bank of New York provides various accounting services to the Fund pursuant to a fund accounting agreement.
The Distributor
Van Eck Securities Corporation is the principal underwriter and distributor of Shares. Its principal address is 666 Third Avenue, New York, New York 10017 and investor information can be obtained by calling 800.826.2333. The Distributor has entered into an agreement with the Trust which will continue from its effective date unless terminated by either party upon 60 days’ prior written notice to the other party by the Trust and the Adviser, or by the Distributor, or until termination of the Trust or the Fund offering its Shares, and which is renewable annually thereafter (the “Distribution Agreement”), pursuant to which it distributes Shares. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.
The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are Participating Parties and DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services but must pay such broker-dealers or other persons, out of its own assets.
The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days’ written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Securities Lending
Pursuant to a securities lending agreement (the “Securities Lending Agreement”) between the Fund and The Bank of New York (in such capacity, the “Securities Lending Agent”), the Fund may lend its securities through the Securities Lending Agent to certain qualified borrowers. The Securities Lending Agent administers the Fund’s securities lending program. These services include arranging the securities loans with approved borrowers and collecting fees and rebates due to the Fund from each borrower. The Securities Lending Agent also collects and maintains collateral intended to secure the obligations of each borrower and marks to market daily the value of loaned securities. If a borrower defaults on a loan, the Securities Lending Agent is authorized to exercise contractual remedies and, pursuant to the terms of the Securities Lending Agreement, has agreed to indemnify the Fund for losses due to a borrower’s failure to return a lent security, which exclude losses associated with collateral reinvestment. The Securities Lending Agent may also invest cash received as collateral in pre-approved investments in accordance with the Securities Lending Agreement. The Securities Lending Agent maintains records of loans made and income derived therefrom and makes available such records that the Fund deem necessary to monitor the securities lending program.
[For the fiscal year ended [ ], there was no securities lending activity by the Fund.]
Other Accounts Managed by the Portfolio Manager
The following table lists the number and types of other accounts (excluding the Fund) advised by the Fund’s portfolio manager and assets under management in those accounts as of the end of the last fiscal year of the Fund that he manages:

	Other Accounts Managed (As of November 30, 2019)			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Peter H. Liao	Registered investment companies	[ 38 ]	[ $21,480.45 million ]	[ ]	[ ]
	Other pooled investment vehicles	[ 6 ]	[ $353.48 million ]	[ ]	[ ]
	Other accounts	[ 0 ]	[ $0 ]	[ ]	[ ]
Guo Hua (Jason) Jin	Registered investment companies	[ 37 ]	[ $21,473.40 million ]	[ ]	[ ]
	Other pooled investment vehicles	[ 6 ]	[ $353.48 million ]	[ ]	[ ]
	Other accounts	[ 0 ]	[ $0 ]	[ ]	[ ]
Although the funds in the Trust that are managed by Mr. Liao and Mr. Jin may have different investment strategies, each has an investment objective of seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of its underlying index. The Adviser does not believe that management of the various accounts presents a material conflict of interest for Mr. Liao and Mr. Jin or the Adviser.
Portfolio Manager Compensation
The portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and the management of the funds. The quality of management of the funds includes issues of replication, rebalancing, portfolio monitoring and efficient operation, among other factors. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and its affiliates manage accounts with incentive fees. The portfolio managers may serve as portfolio managers to other clients. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Fund, or may track the same index the Fund tracks. When the portfolio managers implement investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Fund, the prices of the Fund’s securities may be negatively affected. The compensation that the Fund’s portfolio managers receive for managing other client accounts may be higher than the compensation the portfolio managers receive for managing the Fund. The Adviser has implemented procedures to monitor trading across funds and its Other Clients.
Portfolio Manager Share Ownership
[As of [ ], Mr. Liao and Mr. Jin did not beneficially own any Shares of the Fund.]
BROKERAGE TRANSACTIONS
When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Fund will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser owes a duty to its clients to seek best execution on trades effected. Since the investment objective of the Fund is investment performance that corresponds to that of an Index, the Adviser does not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.
The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses, additional taxable income at the Fund level and additional taxable distributions. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.
The aggregate brokerage commissions paid by the Fund during its last three fiscal years as applicable, are set forth in the chart below.

	Brokerage Commissions Paid During the Fiscal Year Ended [ ]
	2016	2017	2018
VanEck Vectors Energy Income ETF	[ $55,684 ]	[ $60,877 ]	[ $24,375 ]

BOOK ENTRY ONLY SYSTEM
The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares.”
The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the depositary agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.
CREATION AND REDEMPTION OF CREATION UNITS
General
The Fund issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.
A “Business Day” with respect to the Fund is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Fund Deposit
The consideration for a purchase of Creation Units generally consists of the in-kind deposit of a designated portfolio of fixed income securities (the “Deposit Securities”) that comprise the Fund’s Index and an amount of cash computed as described below (the “Cash Component”) or, as permitted or required by the Fund, of cash. The Cash Component together with the Deposit Securities, as applicable, are referred to as the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for Shares. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of Deposit Securities and may include a Dividend Equivalent Payment. The “Dividend Equivalent Payment” enables the Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all Fund Securities with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Fund Securities had been held by the Trust for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for the Fund and ends on the next ex-dividend date.
The Administrator, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) as well as the Cash Component for the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of the Fund until such time as the next-announced Fund Deposit composition is made available.
The identity and number of shares of the Deposit Securities required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the Fund’s Index. In addition, the Trust reserves the right to accept a basket of securities or cash that differs from Deposit Securities or to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may, among other reasons, not be available in sufficient quantity for delivery, not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention or which may not be eligible for transfer through the Clearing Process (described below), or which may not be eligible for trading by a Participating Party (defined below). In light of the foregoing, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase the Deposit Securities represented by the cash in lieu amount in the secondary market (“Market Purchases”). In such cases where the Trust makes Market Purchases because a Deposit Security may not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with the Trust’s acquisition of Deposit Securities will be at the expense of the Fund and will affect the value of all Shares of the Fund; but the Adviser may adjust the transaction fee to the extent the composition of the Deposit Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Index or resulting from stock splits and other corporate actions.
In addition to the list of names and numbers of securities constituting the current Deposit Securities of the Fund Deposit, the Administrator, through the NSCC, also makes available (i) on each Business Day, the Dividend Equivalent Payment, if any, and the estimated Cash Component effective through and including the previous Business Day, per outstanding Shares of the Fund, and (ii) on a continuous basis throughout the day, the Indicative Per Share Portfolio Value.
Procedures for Creation of Creation Units
To be eligible to place orders with the Distributor to create Creation Units of the Fund, an entity or person either must be (1) a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process through the Continuous Net Settlement System of the NSCC; or (2) a DTC Participant (see “Book Entry Only System”); and, in either case, must have executed an agreement with the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units (as it may be amended from time to time in accordance with its terms) (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” All Creation Units of the Fund, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant.
All orders to create Creation Units must be placed in multiples of 50,000 Shares (i.e., a Creation Unit) of the Fund. All orders to create Creation Units, whether through the Clearing Process or outside the Clearing Process, must be received by the Distributor no later than the closing time of the regular trading session on NYSE Arca (“Closing Time”) (ordinarily 4:00 p.m. Eastern time) on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of the Fund as determined on such date. A “Custom Order” may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting, or other relevant reason. The Business Day on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “—Placement of Creation Orders Using Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, a Participating Party or a DTC Participant.
Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s) that is specified in the Participant Agreement. The Trust may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Distributor and deposited into the Trust.
Orders to create Creation Units of the Fund shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Fund may have to be placed by the investor’s broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create Creation Units of the Fund through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.
Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Orders to create Creation Units of the Fund may be placed through the Clearing Process utilizing procedures applicable to domestic funds for domestic securities (‘Domestic Funds”) (see “—Placement of Creation Orders Using Clearing Process”) or outside the Clearing Process utilizing the procedures applicable to either Domestic Funds or foreign funds for foreign securities (“Foreign Funds”) (see—“Placement of Creation Orders Outside Clearing Process--Domestic Funds” and “—Placement of Creation Orders Outside Clearing Process—Foreign Funds”). In the event that the Fund includes both domestic and foreign securities, the time for submitting orders is as stated in the “Placement of Creation Orders Outside Clearing Process—Domestic Funds” and “Placement of Redemption Orders Outside Clearing Process—Foreign Funds” sections below shall operate.
Placement of Creation Orders Using Clearing Process
Fund Deposits created through the Clearing Process, if available, must be delivered through a Participating Party that has executed a Participant Agreement.
The Participant Agreement authorizes the Distributor to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions from the Distributor to NSCC, the Participating Party agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities that are expected to be delivered in a “regular way” manner by the second Business Day) and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units of the Fund through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.
Placement of Creation Orders Outside Clearing Process—Domestic Funds
Fund Deposits created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units of the Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m. Eastern time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 2:00 p.m. Eastern time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of the Fund outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Distributor does not receive both the requisite Deposit Securities and the Cash Component in a timely fashion on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the current NAV of the Fund. The delivery of Creation Units so created will occur no later than the second Business Day following the day on which the creation order is deemed received by the Distributor.
Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See “Creation Transaction Fee” section below.)
Placement of Creation Orders Outside Clearing Process—Foreign Funds
     The Distributor will inform the Transfer Agent, the Adviser and the Custodian upon receipt of a Creation Order. The Custodian will then provide such information to the appropriate sub-custodian. The Custodian will cause the sub-custodian of such Fund to maintain an account into which the Deposit Securities (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount) will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. The Trust must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.

Once the Transfer Agent has accepted a creation order, the Transfer Agent will confirm the issuance of a Creation Unit of the Fund against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The Transfer Agent will then transmit a confirmation of acceptance of such order.

Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian, the Distributor and the applicable Adviser will be notified of such delivery and the Transfer Agent will issue and cause the delivery of the Creation Units.
Acceptance of Creation Orders
The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if, for any reason, (a) the order is not in proper form; (b) the creator or creators, upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of the Fund; (c) the Deposit Securities delivered are not as specified by the Administrator, as described above; (d) the acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of Beneficial Owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include, without limitation, acts of God or public service or utility problems such as earthquakes, fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; wars; civil or military disturbances, including acts of civil or military authority or governmental actions; terrorism; sabotage; epidemics; riots; labor disputes; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Transfer Agent will notify a prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian, the Distributor and the Transfer Agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits to Authorized Participants nor shall any of them incur any liability to Authorized Participants for the failure to give any such notification.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Transaction Fee
A fixed creation transaction fee of $500 payable to the Custodian is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction. The Fund may adjust or waive all or a portion of its creation transaction fee (including both the fixed and variable components) from time to time. In addition, a variable charge for cash creations or for creations outside the Clearing Process currently of up to four times the basic creation transaction fee may be imposed. In the case of cash creations or where the Trust permits or requires a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed an additional variable charge to compensate the Fund for the costs associated with purchasing the applicable securities. (See “Fund Deposit” section above.) As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.
Redemption of Creation Units
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through a Participating Party or DTC Participant who has executed a Participant Agreement. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. See the section entitled “Summary Information—Principal Risks of Investing in the Fund” and “Additional Information About the Fund’s Investment Strategies and Risks—Risks of Investing in the Fund” in the Prospectus.
The Administrator, through NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each day that the Exchange is open for business, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. An Authorized Participant submitting a redemption request is deemed to make certain representations to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.
Unless cash redemptions are permitted or required for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities as announced by the Administrator on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described below. Should the Fund Securities have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential plus the applicable redemption transaction fee will be required to be arranged for by or on behalf of the redeeming shareholder. The Fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Fund Securities.
Redemption Transaction Fee
The basic redemption transaction fee of $500 is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. An additional charge up to four times the redemption transaction fee will be charged with respect to cash redemptions or redemptions outside of the Clearing Process. The Fund may adjust or waive all or a portion of its redemption transaction fee (including both the fixed and variable components) from time to time. An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for the Fund) may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). The Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. In no event will fees charged by the Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent the Fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance.
Portfolio Trading by Authorized Participants
When creation or redemption transactions consist of cash, the transactions may require the Fund to contemporaneously transact with broker-dealers for purchases or sales of portfolio securities, as applicable. Depending on the timing of the transactions and certain other factors, such transactions may be placed with the purchasing or redeeming Authorized Participant or its affiliated broker-dealer and conditioned upon an agreement with the Authorized Participant or its affiliated broker-dealer to transact at guaranteed prices in order to reduce transaction costs incurred as a consequence of settling creations or redemptions in cash rather than in-kind. Specifically, following the Fund’s receipt of a creation or redemption order, to the extent such purchases or redemptions consist of a cash portion, the Fund may enter an order with the Authorized Participant or its affiliated broker-dealer to purchase or sell the portfolio securities, as applicable. Such Authorized Participant or its affiliated broker-dealer will be required to guarantee that the Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund’s valuation of the portfolio securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order. Whether the execution of the order is at a price at least as favorable to the Fund will depend on the results achieved by the executing firm and will vary depending on market activity, timing, and a variety of other factors. An Authorized Participant is required to deposit an amount with the Fund in order to ensure that the execution of the order on the terms noted above will be honored on orders arising from creation transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the portfolio securities, the Fund receives the benefit of the favorable executions and the deposit is returned to the Authorized Participant. If, however, the broker-dealer executing the order is unable to achieve a price at least equal to the Fund’s valuation of the securities, the Fund retains the portion of the deposit equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs) and may require the full amount of the actual execution transaction.

An Authorized Participant agrees to pay the shortfall amount in order to ensure that a guarantee on execution will be honored for brokerage orders arising from redemption transactions executed by an Authorized Participant or its affiliated broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the portfolio securities, the Fund receives the benefit of the favorable executions. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Fund’s valuation of the securities, the Fund will be entitled to the portion of the offset equal to the full amount of the execution shortfall (including any taxes, brokerage commissions, or other costs).
Placement of Redemption Orders Using Clearing Process
Orders to redeem Creation Units of the Fund through the Clearing Process, if available, must be delivered through a Participating Party that has executed a Participant Agreement. An order to redeem Creation Units of the Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m. Eastern time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units of the Fund using the Clearing Process made in proper form but received by the Fund after 4:00 p.m. Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Fund Securities (or contracts to purchase such Fund Securities which are expected to be delivered in a “regular way” manner) and the applicable cash payment will be transferred by the second Business Day following the date on which such request for redemption is deemed received.
Placement of Redemption Orders Outside Clearing Process—Domestic Funds
Orders to redeem Creation Units of the Fund outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of the Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units of the Fund will instead be effected through transfer of Creation Units of the Fund directly through DTC. An order to redeem Creation Units of the Fund outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Transfer Agent, on such Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities) which are expected to be delivered within two Business Days and the cash redemption payment to the redeeming Beneficial Owner by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent. An additional variable redemption transaction fee of up to four times the basic transaction fee is applicable to redemptions outside the Clearing Process.

Placement of Redemption Orders Outside Clearing Process—Foreign Funds
     Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits or requires cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

     In connection with taking delivery of Shares for Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdictions, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.
Deliveries of redemption proceeds generally will be made within three business days. Due to the schedule of holidays in certain countries or for other reasons, however, the delivery of redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods.

For redemptions submitted on a dividend declaration date, the Fund intends to settle redemption transactions on the second business day (“T+2”). The Fund may effect deliveries of Creation Units and redemption proceeds on a basis other than as described above in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. If in-kind creations are permitted or required by the Fund, the ability of the Trust to effect in-kind creations and redemptions as described above, of receipt of an order in good form is subject to, among other things, the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market.
     For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Foreign Funds from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to the Foreign Funds during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Foreign Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

In calendar years 2019 and 2020, the dates of regular holidays affecting the relevant securities markets in which the Foreign Funds invest are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):

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DETERMINATION OF NET ASSET VALUE
The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “Shareholder Information—Determination of NAV.”
The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the NYSE.
The values of the Fund’s portfolio securities are based on the securities’ closing prices on the markets on which the securities trade, when available. Due to the time differences between the United States and certain countries in which the Fund invests, securities on these exchanges may not trade at times when Shares of the Fund will trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Debt instruments with remaining maturities of more than 60 days are valued at the evaluated mean price provided by an outside independent pricing service. If an outside independent pricing service is unable to provide a valuation, the instrument is valued at the mean of the highest bid and the lowest asked quotes obtained from one or more brokers or dealers selected by the Adviser. Prices obtained by an outside independent pricing service may use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. If a market quotation for a security or other asset is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security or asset at the time the Fund calculates its NAV, the security or asset will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. The Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, the Fund currently expects that it will fair value certain of the foreign equity securities held by the Fund, if any, each day the Fund calculates its NAV, except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV.
Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or other asset is materially different than the value that could be realized upon the sale of such security or asset. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Index. This may adversely affect the Fund’s ability to track the Index. With respect to securities that are principally traded on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.
DIVIDENDS AND DISTRIBUTIONS
The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “Shareholder Information—Distributions.”
General Policies
Dividends from net investment income, if any, are declared and paid quarterly for the Fund.
Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.
DIVIDEND REINVESTMENT SERVICE
No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. Distributions reinvested in additional Shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
[To be updated.]

TAXES
The following information also supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “Shareholder Information—Tax Information” and the section in this Statement of Additional Information entitled “Special Considerations and Risks.” The following summary of certain relevant tax provisions is subject to change, and does not constitute legal or tax advice.
The following general discussion of certain federal income tax consequences is based on provisions of the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to foreign, federal, state, or local taxes.
Tax Status of the Fund

The Fund intends to qualify for and to elect treatment as a RIC under Subchapter M of the Internal Revenue Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest, net short‑term capital gains and net ordinary income from certain MLPs) and at least 90% of its tax-exempt interest income, for each tax year, if any, to its shareholders and meet several other requirements relating to the nature of its income and the diversification of its assets, among others. If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.
The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, 98.2% of its capital gain net income for the twelve months ended October 31 of such year, and 100% of any undistributed amounts from the prior years. Although the Fund generally intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax, the Fund may elect to retain a portion of its income and gains, and in such a case, the Fund may be subject to excise tax.
Tax Consequences of Investing in MLPs

The Fund invests in MLPs, which generally are treated as partnerships for federal income tax purposes. MLPs are publicly traded partnerships under the Internal Revenue Code. The Fund, as a RIC, must limit its total investment in certain types of MLPs to less than 25% of total assets, on a quarterly basis. The Internal Revenue Code generally requires publicly traded partnerships to be treated as corporations for U.S. federal income tax purposes. If, however, a publicly traded partnership satisfies certain requirements, it will be treated as a partnership for U.S. federal income tax purposes. Specifically, if a publicly traded partnership receives 90% or more of its income from qualifying sources, such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of such income, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities, then the publicly traded partnership will be treated as a partnership for federal income tax purposes. Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizers, timber or industrial source carbon dioxide. The MLPs in which the Fund invests are expected to be treated as partnerships for tax purposes under these rules.
Any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income will decrease the Fund’s tax basis in its MLP investment and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund. A portion of any gain or loss recognized by the Fund on a disposition of an MLP equity security (or by an MLP on a disposition of an underlying asset) may be separately computed and treated as ordinary income or loss under the Internal Revenue Code to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture, or other “unrealized receivables” or “inventory items” under the Internal Revenue Code. Any such gain may exceed net taxable gain realized on the disposition. The Fund’s net capital losses may only be used to offset capital gains and therefore cannot be used to offset gains that are treated as ordinary income. Thus, the Fund could recognize both gain that is treated as ordinary income and a capital loss on a disposition of an MLP equity security (or on an MLP’s disposition of an underlying asset) and would not be able to use the capital loss to offset that gain. The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of its portfolio assets, including equity securities of MLPs, equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such assets. The amount realized by the Fund in any case generally will be the amount paid by the purchaser of the asset plus, in the case of MLP equity securities, the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund’s tax basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP.
Any capital losses that the Fund recognizes on a disposition of an equity security of an MLP can only be used to offset capital gains that the Fund recognizes. Any capital losses that the Fund is unable to use may be carried forward to reduce the Fund’s capital gains in later years.
Tax Considerations with respect to Investments and Dividends

As a result of U.S. federal income tax requirements, the Trust, on behalf of the Fund, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Funds would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creation and Redemption of Creation Units-Procedures for Creation of Creation Units.”
Dividends, interest and gains received by the Fund from a non‑U.S. investment may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign stock or securities or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in RICs, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor’s pro rata share of the Fund’s foreign income taxes.
Under Section 988 of the Internal Revenue Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under Section 988 of the Internal Revenue Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of each Fund’s net capital gain.
Special tax rules may change the normal treatment of gains and losses recognized by the Fund if the Fund makes certain investments such as investments in structured notes, swaps, options, futures transactions, and non-U.S. corporations classified as passive foreign investment companies (“PFICs”). Those special tax rules can, among other things, affect the treatment of capital gain or loss as long‑term or short‑term and may result in ordinary income or loss rather than capital gain or loss and may accelerate when a Fund has to take these items into account for U.S. federal income tax purposes. The Fund may be required to periodically adjust its positions in these swaps or derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-shares. The application of these special rules would therefore also affect the timing and character of distributions made by a Fund. See “U.S. Federal Tax Treatment of Futures Contracts and Certain Option Contracts” for certain federal income tax rules regarding futures contracts.
The Fund may make investments, both directly and/or through swaps or other derivative positions, in PFICs. Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to a Fund and its shareholders. To the extent the Fund invests in PFICs, it generally intends to elect to “mark to market” these investments at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such investment (but only to the extent of prior income from such investment under the mark to market rules). Gains realized with respect to a disposition of a PFIC that the Fund has elected to mark to market will be ordinary income. By making the mark to market election, the Fund may recognize income in excess of the distributions that it receives from its investments. Accordingly, the Fund may need to borrow money or dispose of some of its investments in order to meet its distribution requirements. If the Fund does not make the mark to market election with respect to an investment in a PFIC, the Fund could become subject to U.S. federal income tax with respect to certain distributions from, and gain on the dispositions of, the PFIC which cannot be avoided by distributing such amounts to the Fund’s shareholders.
Under current law, the Fund may serve to block unrelated business taxable income (“UBTI”) from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Internal Revenue Code. Certain types of income received by the Fund may cause the Fund to report some of its distributions as “excess inclusion income.”
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.
If at any time during any taxable year a “disqualified organization” (as defined in the Internal Revenue Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.
The Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level.
The Fund will report to shareholders annually the amounts of dividends received from ordinary income and the amount of distributions received from capital gains and the portion of dividends, if any, which may qualify for the dividends received deduction. Certain ordinary dividends paid to non-corporate shareholders may constitute qualified dividend income eligible for taxation at a lower tax rate applicable to long-term capital gains provided holding period and other requirements are met at both the shareholder and Fund levels. In the event that Funds receive such a dividend and report the distribution of such dividend as a qualified dividend, the dividend may be taxed at maximum capital gains rates of 15% or 20%, provided holding period and other requirements are met at both the shareholder and each Fund level.
A portion of the dividend income received by the Fund may constitute qualified dividend income eligible to be taxed at a maximum rate of 20% to individuals, trusts and estates. If the aggregate amount of qualified dividend income received by the Fund during any taxable year is less than 95% of the Fund’s gross income (as specifically defined for that purpose), qualified dividend treatment applies only if and to the extent reported by the Fund as qualified dividend income. The Fund may report such dividends as qualified dividend income only to the extent the Fund itself has qualified dividend income for the taxable year with respect to which such dividends are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or whose stock is readily tradable on an established securities market in the United States), provided the Fund has held the stock in such corporations for more than 60 days during the 121 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend (the “holding period requirement”). In order to be eligible for the 20% maximum rate on dividends from the Fund attributable to qualified dividends, shareholders must separately satisfy the holding period requirement with respect to their Fund shares.
In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder’s Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short‑term capital gains or losses, and those held for more than one year will generally result in long‑term capital gains or losses. The maximum tax rate on long‑term capital gains available to a non‑corporate shareholder generally is 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts.
Gain or loss on the sale or redemption of Fund Shares is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Fund Shares. Legislation passed by Congress requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers.  Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.
A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other Fund Shares or substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes.
Distributions reinvested in additional Fund Shares through the means of a dividend reinvestment service (see “Dividend Reinvestment Service”) will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Non-U.S. Shareholders
If you are not a citizen or resident alien of the United States or if you are a non-U.S. entity (a “Non-U.S. Shareholder”), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.

Any capital gain realized by a Non-U.S. Shareholder upon a sale of shares of the Fund will generally not be subject to U.S. federal income or withholding tax unless (i) the gain is effectively connected with the shareholder’s trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met or (ii) the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Fund’s Shares or, if shorter, within the period during which the Non-U.S. Shareholder has held the Shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Internal Revenue Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The Fund may be, or may prior to a Non-U.S. Shareholder’s disposition of Shares become, a U.S. real property holding corporation. If the Fund is or becomes a U.S. real property holding corporation, so long as the Fund’s Shares are regularly traded on an established securities market, only a Non-U.S. Shareholder who holds or held (at any time during the shorter of the five year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Internal Revenue Code) of the Fund’s Shares will be subject to U.S. federal income tax on the disposition of Shares. Any Non-U.S. Shareholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of shares of the Fund.
Properly reported dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.
As part of the Foreign Account Tax Compliance Act, (“FATCA”), the Fund may be required to withhold 30% tax on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income) paid to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFIs will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.

While some parts of the FATCA rules have not been finalized, the Fund may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow the Fund to comply with the FATCA rules. If the Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.

Non-U.S. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the possible applicability of the U.S. estate tax.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of the Trust should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

Foreign Investments and Back-Up Withholding
Foreign Investments. Income received by the Fund from sources within foreign countries (including, for example, dividends or interest on stock or securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes. Foreign taxes paid by the Fund will reduce the return from the Funds’ investments.
Back-Up Withholding. The Fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends paid to a shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding;” or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien).
Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.

CAPITAL STOCK AND SHAREHOLDER REPORTS
The Trust currently is comprised of 56 investment portfolios. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional funds of the Trust.
Each Share issued by the Trust has a pro rata interest in the assets of the Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation. The Fund may liquidate and terminate at any time and for any reason, including as a result of the termination of the license agreement between the Adviser and the Index Provider (defined herein), without shareholder approval.
Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Under Delaware law, the shareholders of the Fund are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that the Fund will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability may exist in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust’s shareholders to liability for the debts or obligations of the Trust. The Trust’s Amended and Restated Declaration of Trust (the “Declaration of Trust”) provides for indemnification by the Fund for all loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust’s distributions.
Shareholder inquiries may be made by writing to the Trust, c/o Van Eck Associates Corporation, 666 Third Avenue, 9th Floor, New York, New York 10017.
COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, is counsel to the Trust and has passed upon the validity of the Fund’s Shares.

[ ], is the Trust’s independent registered public accounting firm and audits the Fund’s financial statements and performs other related audit services.
FINANCIAL STATEMENTS

Pursuant to an agreement and plan of reorganization between the Trust, on behalf of the the Fund, and Exchange Traded Concepts Trust, on behalf of Yorkville High Income MLP ETF (the “Predecessor Fund”), on February 22, 2016 the Fund acquired all of the assets and liabilities of the respective Predecessor Fund in exchange for shares of beneficial interest of the Fund (the “Reorganization”). As a result of the Reorganization, the Fund adopted the financial and performance history of the Predecessor Fund.
The audited financial statements, including the financial highlights, the report of the Predecessor Fund’s independent registered public accounting firm, and the report of [ ], appearing in the Trust’s most recent Annual Report to shareholders for the Fund’s corresponding fiscal year end and filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Trust’s Annual Report and Semi-Annual Report for the Funds at no charge by calling 800.826.2333 during normal business hours.
LICENSE AGREEMENT AND DISCLAIMERS
The information contained herein regarding the MVIS North America Energy Infrastructure Index was provided by MV Index Solutions GmbH (the “Index Provider” or “MVIS”), which is a wholly owned subsidiary of the Adviser. The information contained herein regarding the securities markets and DTC was obtained from publicly available sources.
The Shares of the Fund are not sponsored, endorsed sold or promoted by the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of the Shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Shares of the Fund particularly or the ability of the Index to track the performance of the relevant securities markets. The Index is determined and composed by the Index Provider without regard to the Adviser or the Shares of the Fund. The Index Provider has no obligation to take the needs of the Adviser or the owners of the Shares of the Fund into consideration in determining or composing the Index. The Index Provider is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of the Fund to be issued or in the determination or calculation of the equation by which the Shares of the Fund are to be converted into cash. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of the Shares of the Fund.
THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The Fund is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Index and/or its trade mark or its price at any time or in any other respect. The Index is calculated and maintained by Solactive AG. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards the Index Provider, Solactive AG has no obligation to point out errors in the Index to third parties including but not limited to investors and/or financial intermediaries of the Fund. Neither the publication of the Index by Solactive AG nor the licensing of the Index or its trade mark for the purpose of use in connection with the Fund constitutes a recommendation by Solactive AG to invest capital in the Fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the Fund. Solactive AG is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of the Prospectus.

APPENDIX A
VANECK PROXY VOTING POLICIES
VanEck (the “Adviser”) has adopted the following policies and procedures which are reasonably designed to ensure that proxies are voted in a manner that is consistent with the best interests of its clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940. When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.
Rule 206(4)-6 also requires the Adviser to disclose information about the proxy voting procedures to its clients and to inform clients how to obtain information about how their proxies were voted. Additionally, Rule 204-2 under the Advisers Act requires the Adviser to maintain certain proxy voting records.
An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.
The Adviser intends to vote all proxies in accordance with applicable rules and regulations, and in the best interests of clients without influence by real or apparent conflicts of interest. To assist in its responsibility for voting proxies and the overall voting process, the Adviser has engaged an independent third party proxy voting specialist, Glass Lewis & Co., LLC. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and recordkeeping.
Resolving Material Conflicts of Interest
When a material conflict of interest exists, proxies will be voted in the following manner:

1.	Strict adherence to the Glass Lewis guidelines , or
2.	The potential conflict will be disclosed to the client:
a.	with a request that the client vote the proxy,
b.	with a recommendation that the client engage another party to determine how the proxy should be voted or
c.	if the foregoing are not acceptable to the client, disclosure of how VanEck intends to vote and a written consent to that vote by the client.
Any deviations from the foregoing voting mechanisms must be approved by the Chief Compliance Officer with a written explanation of the reason for the deviation.
A material conflict of interest means the existence of a business relationship between a portfolio company or an affiliate and the Adviser, any affiliate or subsidiary, or an “affiliated person” of a VanEck mutual fund. Examples of when a material conflict of interest exists include a situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of the Adviser’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.
Client Inquiries
All inquiries by clients as to how the Adviser has voted proxies must immediately be forwarded to Portfolio Administration.

Disclosure to Clients

1.	Notification of Availability of Information
a.
Client Brochure - The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from the Adviser on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

2	Availability of Proxy Voting Information
b.	At the client’s request or if the information is not available on the Adviser’s website, a hard copy of the account’s proxy votes will be mailed to each client.
Recordkeeping Requirements

1.	VanEck will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:
a.	proxy statements received;
b.	identifying number for the portfolio security;
c.	shareholder meeting date;
d.	brief identification of the matter voted on;
e.	whether the vote was cast on the matter;
f.	how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
g.	records of written client requests for information on how the Adviser voted proxies on behalf of the client;
h.
a copy of written responses from the Adviser to any written or oral client request for information on how the Adviser voted proxies on behalf of the client; and any documents prepared by the Adviser that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

2.
Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

3.
If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.

4.
Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of the Adviser. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

Voting Foreign Proxies
At times the Adviser may determine that, in the best interests of its clients, a particular proxy should not be voted. This may occur, for example, when the cost of voting a foreign proxy (translation, transportation, etc.) would exceed the benefit of voting the proxy or voting the foreign proxy may cause an unacceptable limitation on the sale of the security. Any such instances will be documented by the Portfolio Manager and reviewed by the Chief Compliance Officer.
Securities Lending
Certain portfolios managed by the Adviser participate in securities lending programs to generate additional revenue. Proxy voting rights generally pass to the borrower when a security is on loan. The Adviser will use its best efforts to recall a security on loan and vote such securities if the Portfolio Manager determines that the proxy involves a material event.
Proxy Voting Policy
The Adviser has reviewed the Glass Lewis Proxy Guidelines (“Guidelines”) and has determined that the Guidelines are consistent with the Adviser’s proxy voting responsibilities and its fiduciary duty with respect to its clients. The Adviser will review any material amendments to the Guidelines.
While it is the Adviser’s policy to generally follow the Guidelines, the Adviser retains the right, on any specific proxy, to vote differently from the Guidelines, if the Adviser believes it is in the best interests of its clients. Any such exceptions will be documented by the Adviser and reviewed by the Chief Compliance Officer.
The portfolio manager or analyst covering the security is responsible for making proxy voting decisions. Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

2019 PROXY PAPER™ GUIDELINES AN OVERVIEW OF THE GLASS LEWIS APPROACH TO PROXY ADVICE UNITED STATES

Table of Contents GUIDELINES INTRODUCTION.........................................................................................................................1 Summary of Changes for the 2019 United States Policy Guidelines................................................................................ 1 Executive Compensation.................................................................................................................................................................. 2 Clarifying Amendments..................................................................................................................................................................... 3 Housekeeping Changes.....................................................................................................................................................................4 A BOARD OF DIRECTORS THAT SERVES THE INTERESTS OF SHAREHOLDERS..................5 Election of Directors........................................................................................................................................................................... 5 Independence...5 Voting Recommendations on the Basis of Board Independence..........................................................................................................7 Committee Independence.....................................................................................................................................................................................7 Independent Chair....................................................................................................................................................................................................8 Performance...9 Voting Recommendations on the Basis of Performance..........................................................................................................................9 Board Responsiveness..........................................................................................................................................................................................10 The Role of a Committee Chair.........................................................................................................................................................................10 Audit Committees and Performance............................................................................................................................................................... 11 Standards for Assessing the Audit Committee........................................................................................................................................... 11 Compensation Committee Performance....................................................................................................................................................... 13 Nominating and Governance Committee Performance..........................................................................................................................16 Board-Level Risk Management Oversight.................................................................................................................................................... 18 Environmental and Social Risk Oversight..................................................................................................................................................... 18 Director Commitments ........................................................................................................................................................................................19 Other Considerations...........................................................................................................................................................................................20 Controlled Companies.......................................................................................................................................................................................... 21 Significant Shareholders..................................................................................................................................................................................... 22 Governance Following an IPO or Spin-Off.................................................................................................................................................. 22 Dual-Listed or Foreign Incorporated Companies..................................................................................................................................... 23 OTC-Listed Companies........................................................................................................................................................................................ 23 Mutual Fund Boards.............................................................................................................................................................................................24 Declassified Boards...........................................................................................................................................................................25 Board Composition and Refreshment.......................................................................................................................................25 Board Diversity...................................................................................................................................................................................26 I

Proxy Access........................................................................................................................................................................................27 Majority Vote for the Election of Directors..............................................................................................................................27 The Plurality Vote Standard............................................................................................................................................................................... 27 Advantages of a Majority Vote Standard..................................................................................................................................................... 27 Conflicting and Excluded Proposals...........................................................................................................................................28 TRANSPARENCY AND INTEGRITY IN FINANCIAL REPORTING...................................................30 Auditor Ratification.......................................................................................................................................................................... 30 Voting Recommendations on Auditor Ratification................................................................................................................................... 31 Pension Accounting Issues..............................................................................................................................................................31 THE LINK BETWEEN COMPENSATION AND PERFORMANCE...................................................... 32 Advisory Vote on Executive Compensation (“Say-on-Pay”)............................................................................................32 Say-on-Pay Voting Recommendations......................................................................................................................................................... 33 Company Responsiveness.................................................................................................................................................................................34 Pay for Performance.............................................................................................................................................................................................34 Short-Term Incentives.......................................................................................................................................................................................... 35 Long-Term Incentives...........................................................................................................................................................................................36 Grants of Front-Loaded Awards...................................................................................................................................................................... 37 One-Time Awards.................................................................................................................................................................................................. 37 Contractual Payments and Arrangements.................................................................................................................................................. 37 Recoupment Provisions (“Clawbacks”)........................................................................................................................................................ 38 Hedging of Stock...................................................................................................................................................................................................39 Pledging of Stock..................................................................................................................................................................................................39 Compensation Consultant Independence...................................................................................................................................................40 CEO Pay Ratio...40 Frequency of Say-on-Pay.............................................................................................................................................................. 40 Vote on Golden Parachute Arrangements.............................................................................................................................. 40 Equity-Based Compensation Plan Proposals...........................................................................................................................41 Option Exchanges and Repricing....................................................................................................................................................................42 Option Backdating, Spring-Loading and Bullet-Dodging.....................................................................................................................43 Director Compensation Plans....................................................................................................................................................... 44 Employee Stock Purchase Plans................................................................................................................................................. 44 Executive Compensation Tax Deductibility — Amendment to IRS 162(m)................................................................ 44 GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE.......................................46 Anti-Takeover Measures.................................................................................................................................................................. 46 Poison Pills (Shareholder Rights Plans)........................................................................................................................................................46 II

NOL Poison Pills.....................................................................................................................................................................................................46 Fair Price Provisions............................................................................................................................................................................................. 47 Quorum Requirements.................................................................................................................................................................... 48 Director and Officer Idemnification........................................................................................................................................... 48 Reincorporation................................................................................................................................................................................. 48 Exclusive Forum and Fee-Shifting Bylaw Provisions.......................................................................................................... 49 Authorized Shares............................................................................................................................................................................ 49 Advance Notice Requirements.................................................................................................................................................... 50 Virtual Shareholder Meetings....................................................................................................................................................... 50 Voting Structure..................................................................................................................................................................................51 Dual-Class Share Structures............................................................................................................................................................................... 51 Cumulative Voting.................................................................................................................................................................................................. 51 Supermajority Vote Requirements................................................................................................................................................................. 52 Transaction of Other Business......................................................................................................................................................52 Anti-Greenmail Proposals...............................................................................................................................................................52 Mutual Funds: Investment Policies and Advisory Agreements........................................................................................52 Real Estate Investment Trusts.......................................................................................................................................................53 Preferred Stock Issuances at REITs................................................................................................................................................................ 53 Business Development Companies.............................................................................................................................................54 Authorization to Sell Shares at a Price Below Net Asset Value..........................................................................................................54 Auditor Ratification and Below-NAV Issuances........................................................................................................................................54 SHAREHOLDER INITIATIVES....................................................................................................................... 55 Environmental, Social & Governance Initiatives.....................................................................................................................55 III

Guidelines Introduction SUMMARY OF CHANGES FOR THE 2019 UNITED STATES POLICY GUIDELINES Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis. This year we’ve made noteworthy revisions in the following areas, which are summarized below but discussed in greater detail in the relevant section of this document: BOARD GENDER DIVERSITY Our policy regarding board gender diversity, announced in November 2017, will take effect for meetings held after January 1, 2019. Under the updated policy, Glass Lewis will generally recommend voting against the nominating committee chair of a board that has no female members. Depending on other factors, includ- ing the size of the company, the industry in which the company operates and the governance profile of the company, we may extend this recommendation to vote against other nominating committee members. Also, when making these voting recommendations, we will carefully review a company’s disclosure of its diversity considerations and may refrain from recommending shareholders vote against directors of companies outside the Russell 3000 index, or when boards have provided a sufficient rationale for not having any female board members. Such rationale may include, but is not limited to, a disclosed timetable for addressing the lack of diversity on the board, and any notable restrictions in place regarding the board’s composition, such as direc- tor nomination agreements with significant investors. CONFLICTING AND EXCLUDED PROPOSALS We have codified our policy regarding conflicting special meeting shareholder resolutions: • In instances where companies place on the ballot both a management and shareholder proposal re- questing different thresholds for the right to call a special meeting, Glass Lewis will generally recom- mend voting for the lower threshold (in most instances, the shareholder proposal) and recommend voting against the higher threshold. • In instances where there are conflicting management and shareholder special meeting proposals and the company does not currently maintain a special meeting right, Glass Lewis may consider recom- mending that shareholders vote in favor of the shareholder proposal and recommending that sharehold- ers abstain from voting on management’s proposal. • In instances where companies have excluded a special meeting shareholder proposal in favor of a man- agement proposal ratifying an existing special meeting right, Glass Lewis will typically recommend against the ratification proposal as well as members of the nominating and governance committee. Glass Lewis will also be making note of instances where the SEC has allowed companies to exclude sharehold- er proposals, which may result in recommendations against members of the governance committee. In recent years, we have seen the dynamic nature of the considerations given by the SEC when determining whether companies may exclude certain shareholder proposals. We understand that not all shareholder proposals serve the long-term interests of shareholders and value and respect the limitations placed on shareholder proponents when submitting proposals to a vote of shareholders, as certain shareholder proposals can unduly burden companies. However, in the event that we believe that the exclusion of a shareholder proposal was detrimental to shareholders, we may, in very limited circumstances, recommend against the members of the governance committee. 1

ENVIRONMENTAL AND SOCIAL RISK OVERSIGHT We have codified our approach to reviewing how boards are overseeing environmental and social issues. For large cap companies and in instances where we identify material oversight issues, Glass Lewis will review a company’s overall governance practices and identify which directors or board-level committees have been charged with oversight of environmental and/or social issues. Glass Lewis will also note instances where such oversight has not been clearly defined by companies in their governance documents. Further, we have clarified that, in instances where it is clear that companies have not properly managed or mitigated environmental or social risks to the detriment of shareholder value, or when such mismanagement has threatened shareholder value, Glass Lewis may consider recommending that shareholders vote against members of the board who are responsible for oversight of environmental and social risks. In the absence of explicit board oversight of environmental and social issues, Glass Lewis may recommend that shareholders vote against members of the audit committee. In making these determinations, Glass Lewis will carefully re- view the situation, its effect on shareholder value, as well as any corrective action or other response made by the company. RATIFICATION OF AUDITOR: ADDITIONAL CONSIDERATIONS We have codified additional factors we will consider when reviewing auditor ratification proposals, and -ex tended our discussion of auditor ratification to reflect updated disclosure standards. Specifically, additional factors we will consider include the auditor’s tenure, a pattern of inaccurate audits, and any ongoing litigation or significant controversies which call into question an auditor’s effectiveness. In limited cases, these factors may contribute to a recommendation against auditor ratification. VIRTUAL-ONLY SHAREHOLDER MEETINGS Our policy regarding virtual-only shareholder meetings, announced in November 2017, will take effect for meetings held after January 1, 2019. Under this new policy, for companies that opt to hold their annual share- holder meeting by virtual means, and without the option of attending the meeting in person, Glass Lewis will examine the company’s disclosure of its virtual meeting procedures and may recommend voting against mem- bers of the governance committee if the company does not provide disclosure assuring that shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. Examples of effective disclosure include: (i) addressing the ability of shareholders to ask questions during the meeting, including time guidelines for shareholder questions, rules around what types of questions are al- lowed, and rules for how questions and comments will be recognized and disclosed to meeting participants; (ii) procedures, if any, for posting appropriate questions received during the meeting, and the company’s answers, on the investor page of their website as soon as is practical after the meeting; (iii) addressing techni- cal and logistical issues related to accessing the virtual meeting platform; and (iv) procedures for accessing technical support to assist in the event of any difficulties accessing the virtual meeting. EXECUTIVE COMPENSATION ADDED EXCISE TAX GROSS-UPS When analyzing the performance of the board’s compensation committee, we will now include the inclusion of new excise tax gross-up provisions as an additional factor that may contribute to a negative voting recom- mendation. When new excise tax gross-ups are provided for in executive employment agreements, we will consider recommending against members of the compensation committee, particularly in situations where a company previously committed not to provide any such entitlements in the future. 2

CONTRACTUAL PAYMENTS AND ARRANGEMENTS We have extended our policy regarding contractual payments and arrangements, and clarified the terms that may contribute to a negative voting recommendation on a say-on-pay proposal. When evaluating severance and sign-on arrangements, we consider general U.S. market practice, as well as the size and design of entitle- ments. EXECUTIVE COMPENSATION DISCLOSURE FOR SMALLER REPORTING COMPANIES When analyzing the performance of a board’s compensation committee, we will consider the impact of mate- rially decreased CD&A disclosure when formulating our recommendations and may consider recommending against members of the committee where a reduction in disclosure substantially impacts shareholders’ ability to make an informed assessment of the company’s executive pay practices. In June 2018, the SEC adopted amendments to raise the thresholds in the definition of “smaller reporting com- pany” (or “SRC”), thereby significantly expanding the number of companies eligible to comply with reduced disclosure requirements. Specifically, a company with less than $250 million of public float, or a company with less than $100 million in annual revenues and either no public float or a public float of less than $700 million will be eligible. Under the lower disclosure standard, a company is only required to disclose two years of sum- mary compensation table information rather than three, and for the top three named executive officers rather than five. Additionally, SRCs are not required to provide a compensation discussion and analysis, or tables detailing grants of plan-based awards to executives. GRANTS OF FRONT-LOADED AWARDS We have added a discussion of grants of front-loaded awards. We believe that there are certain risks associ- ated with the use of this structure. When evaluating such awards, Glass Lewis takes quantum, design and the company’s rationale for granting awards under this structure into consideration. RECOUPMENT PROVISIONS (“CLAWBACKS”) We have clarified our policy regarding “Recoupment Provisions (“Clawbacks”)”, as we are increasingly focus- ing attention on the specific terms of recoupment policies beyond whether a company maintains a “clawback” that simply satisfies the minimum legal requirements. OTHER EXECUTIVE COMPENSATION CLARIFICATIONS In addition to the above, we have clarified and formalized several aspects of our current executive compensa- tion policy guidelines. These include updated language in our discussion of how peer groups contribute to recommendations, revising our description of the pay-for-performance model, and adding discussion on the consideration of discretion in incentive plans. We have also added an explanation of the structure and dis- closure ratings in our Proxy Papers and addressed certain recent developments in our discussion of director compensation and bonus plans. CLARIFYING AMENDMENTS While we have not changed our current approach to the following topics, we have codified our policies per- taining to the following: AUDITOR RATIFICATION PROPOSALS AT BUSINESS DEVELOPMENT COMPANIES (“BDCS”) We have clarified why we do not recommend voting against members of the audit committees of business development companies for failing to include auditor ratification on the ballot alongside a proposal to issue shares below NAV. 3

DIRECTOR RECOMMENDATIONS ON THE BASIS OF COMPANY PERFORMANCE With regard to our voting recommendations on the basis of company performance, we have clarified that in addition to the company’s stock price performance, we consider the company’s overall corporate governance, pay-for-performance alignment and responsiveness to shareholders, and that our recommendation is not based solely on stock price performance in the bottom quartile of the company’s sector. DIRECTOR AND OFFICER INDEMNIFICATION We have added a section clarifying our approach to analyzing indemnification provisions for directors and of- ficers. While Glass Lewis strongly believes that directors and officers should be held to the highest standard when carrying out their duties to shareholders, some protection from liability is reasonable to protect them against certain suits so that these officers feel comfortable taking measured risks that may benefit sharehold- ers. As such, we find it appropriate for a company to provide indemnification and/or enroll in liability insurance to cover its directors and officers so long as the terms of such agreements are reasonable. NOL PROTECTIVE AMENDMENTS Previously, when companies proposed the adoption of a NOL Poison Pill in addition to a separate proposal seeking approval of “protective amendments” to restrict certain share transfers, we would generally support adoption of the NOL Pill while opposing the protective amendment, on the grounds that the pill itself would be sufficiently restrictive to protect the company’s deferred tax assets. Given that it is common practice in the United States to seek approval of both proposals simultaneously in order to appropriately protect such assets, we have clarified that in cases where companies propose adoption of both a NOL Poison Pill and an additional bylaw amendment restricting certain share transfers, we may support both as long as we find the terms to be reasonable. OTC-LISTED COMPANIES We have added a section clarifying our approach to analyzing OTC-listed companies and our recommenda- tions relating to lack of sufficient disclosure. Specifically, we have clarified that in cases where shareholders are not provided with information regarding the composition of the board, its key committees or other basic governance practices, we generally hold the chair of the board’s governance committee responsible, or the chair of the board in cases where no governance committee is disclosed. QUORUM REQUIREMENTS We have added a section clarifying our approach to analyzing quorum requirements for shareholder meetings. Glass Lewis generally believes that a company’s quorum requirement should be set at a level high enough to ensure that a broad range of shareholders is represented in person or by proxy, but low enough that the com- pany can transact necessary business. We generally believe that a majority of outstanding shares entitled to vote is an appropriate quorum for the transaction of business at shareholder meetings. However, should a company seek shareholder approval of a lower quorum requirement we will generally support a reduced quorum of at least one-third of shares entitled to vote, either in person or by proxy. When evaluating such proposals, we also consider the specific facts and circumstances of the company such as size and shareholder base. HOUSEKEEPING CHANGES Lastly, we have made several minor edits of a housekeeping nature, including the removal of several outdated references, in order to enhance clarity and readability. 4

A Board of Directors that Serves the Interests of Shareholders ELECTION OF DIRECTORS The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of gover- nance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that a board can best protect and enhance the interests of shareholders if it is sufficiently independent, has a record of positive performance, and consists of individuals with diverse backgrounds and a breadth and depth of relevant experience. INDEPENDENCE The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a direc- tor has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director. We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board, and therefore believe such a director’s independence may be hampered, in particular when serv- ing on the audit committee. Thus, we put directors into three categories based on an examination of the type of relationship they have with the company: Independent Director — An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years1 before the inquiry are usually considered “current” for purposes of this test. Affiliated Director — An affiliated director has, (or within the past three years, had) a material finan- cial, familial or other relationship with the company or its executives, but is not an employee of the company.2 This includes directors whose employers have a material financial relationship with the 1 NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year. 2 If a company does not consider a non-employee director to be independent, Glass Lewis will classify that director as an affiliate. 5 company.3 In addition, we view a director who either owns or controls 20% or more of the company’s voting stock, or is an employee or affiliate of an entity that controls such amount, as an affiliate.4 We view 20% shareholders as affiliates because they typically have access to and involvement with the man- agement of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc. Glass Lewis applies a three-year look back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look back. Definition of“Material” : A material relationship is one in which the dollar value exceeds: • $50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or • $120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm and the company pays the firm, not the individual, for services.5 This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;6 and any aircraft and real estate dealings between the company and the director’s firm; or • 1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives ser- vices or products from the company).7 Definition of“Familial” — Familial relationships include a person’s spouse, parents, children, siblings, grand- parents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if: i) he or she has a family member who is employed by the company and receives more than $120,000 in annual compensation; or, ii) he or she has a family member who is employed by the company and the company does not disclose this individual’s compensation. Definition of “Company” — A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company. Inside Director — An inside director simultaneously serves as a director and as an employee of the company. This category may include a board chair who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between mak- ing decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director. 3 We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.” 4 This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee. 5 We may deem such a transaction to be immaterial where the amount represents less than 1% of the firm’s annual revenues and the board provides a compelling rationale as to why the director’s independence is not affected by the relationship. 6 We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship between the director and the school or charity ceases, or if the company discontinues its donations to the entity, we will consider the director to be independent. 7 This includes cases where a director is employed by, or closely affiliated with, a private equity firm that profits from an acquisition made by the company. Unless disclosure suggests otherwise, we presume the director is affiliated. 6

Additionally, we believe a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previ- ously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position. VOTING RECOMMENDATIONS ON THE BASIS OF BOARD INDEPENDENCE Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two- thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically8 recommend voting against some of the inside and/ or affiliated directors in order to satisfy the two-thirds threshold. In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chair’s presence. In addition, we scrutinize avowedly “independent” chairs and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such. COMMITTEE INDEPENDENCE We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.9 We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year. Pursuant to Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing require- ments for both the NYSE and NASDAQ which require that boards apply enhanced standards of independence when making an affirmative determination of the independence of compensation committee members. Spe- cifically, when making this determination, in addition to the factors considered when assessing general direc- tor independence, the board’s considerations must include: (i) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the listed company to the director (the “Fees Factor”); and (ii) whether the director is affiliated with the listing company, its subsidiaries, or affiliates of its subsidiaries (the “Affiliation Factor”). Glass Lewis believes it is important for boards to consider these enhanced independence factors when assess- ing compensation committee members. However, as discussed above in the section titled Independence, we apply our own standards when assessing the independence of directors, and these standards also take into ac- count consulting and advisory fees paid to the director, as well as the director’s affiliations with the company and its subsidiaries and affiliates. We may recommend voting against compensation committee members who are not independent based on our standards. 8 With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the issue giving rise to the concern is not resolved. 9 We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees. 7

INDEPENDENT CHAIR Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chair creates a better governance structure than a combined CEO/chair position. An executive manages the busi- ness according to a course the board charts. Executives should report to the board regarding their perfor- mance in achieving goals set by the board. This is needlessly complicated when a CEO chairs the board, since a CEO/chair presumably will have a significant influence over the board. While many companies have an independent lead or presiding director who performs many of the same func- tions of an independent chair (e.g., setting the board meeting agenda), we do not believe this alternate form of independent board leadership provides as robust protection for shareholders as an independent chair. It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chair controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, lead- ing to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board. A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence. Likewise, an independent chair can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders. Further, it is the board’s responsibility to select a chief executive who can best serve a company and its share- holders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replace- ment becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board. Glass Lewis believes that the installation of an independent chair is almost always a positive step from a cor- porate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chair fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction — one study indi- cates that only 10 percent of incoming CEOs in 2014 were awarded the chair title, versus 48 percent in 2002.10 Another study finds that 51 percent of S&P 500 boards now separate the CEO and chair roles, up from 37 per- cent in 2009, although the same study found that only 28 percent of S&P 500 boards have truly independent chairs.11 We do not recommend that shareholders vote against CEOs who chair the board. However, we typically rec- ommend that our clients support separating the roles of chair and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders. Further, where the company has neither an independent chair nor independent lead director, we will recom- mend voting against the chair of the governance committee. 10 Ken Favaro, Per-Ola Karlsson and Gary L. Nelson. “The $112 Billion CEO Succession Problem.” (Strategy+Business, Issue 79, Summer 2015). 11 Spencer Stuart Board Index, 2017, p. 24. 8

PERFORMANCE The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served. We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have oc- curred serving on the boards of companies with similar problems. Glass Lewis has a proprietary database of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies. VOTING RECOMMENDATIONS ON THE BASIS OF PERFORMANCE We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders. We will reevaluate such directors based on, among other factors, the length of time passed since the incident giving rise to the concern, shareholder support for the director, the severity of the issue, the director’s role (e.g., committee membership), director tenure at the subject company, whether ethical lapses accompanied the oversight lapse, and evidence of strong oversight at other companies. Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible. We believe shareholders should avoid electing directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against: 1. A director who fails to attend a minimum of 75% of board and applicable committee meetings, cal- culated in the aggregate.12 2. A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis). 3. A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements. 4. A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company be- ing analyzed). Furthermore, with consideration given to the company’s overall corporate governance, pay-for-performance alignment and board responsiveness to shareholders, we may recommend voting against directors who served throughout a period in which the company performed significantly worse than peers and the directors have not taken reasonable steps to address the poor performance. 12 However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances. 9

BOARD RESPONSIVENESS Glass Lewis believes that any time 20% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders. These include instances when 20% or more of shareholders (excluding absten- tions and broker non-votes): WITHHOLD votes from (or vote AGAINST) a director nominee, vote AGAINST a management-sponsored proposal, or vote FOR a shareholder proposal. In our view, a 20% threshold is sig- nificant enough to warrant a close examination of the underlying issues and an evaluation of whether or not a board response was warranted and, if so, whether the board responded appropriately following the vote, particularly in the case of a compensation or director election proposal. While the 20% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g., to recommend against a director nominee, against a say-on-pay proposal, etc.), it may be a contributing factor to our recommendation to vote against management’s recommendation in the event we determine that the board did not respond appropriately. With regards to companies where voting control is held through a dual-class share structure with dispropor- tionate voting and economic rights, we will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. Where vote results indicate that a majority of unaffiliated shareholders supported a shareholder proposal or opposed a manage- ment proposal, we believe the board should demonstrate an appropriate level of responsiveness. As a general framework, our evaluation of board responsiveness involves a review of publicly available disclo- sures (e.g., the proxy statement, annual report, 8-Ks, company website, etc.) released following the date of the company’s last annual meeting up through the publication date of our most current Proxy Paper. Depending on the specific issue, our focus typically includes, but is not limited to, the following: • At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities; • Any revisions made to the company’s articles of incorporation, bylaws or other governance docu- ments; • Any press or news releases indicating changes in, or the adoption of, new company policies, business practices or special reports; and • Any modifications made to the design and structure of the company’s compensation program, as well as an assessment of the company’s engagement with shareholders on compensation issues as discussed in the CD&A, particularly following a material vote against a company’s say-on-pay. Our Proxy Paper analysis will include a case-by-case assessment of the specific elements of board responsive- ness that we examined along with an explanation of how that assessment impacts our current voting recom- mendations. THE ROLE OF A COMMITTEE CHAIR Glass Lewis believes that a designated committee chair maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific voting recommendations are against the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chair but the chair is not specified, we apply the following general rules, which apply throughout our guidelines: • If there is no committee chair, we recommend voting against the longest-serving committee mem- ber or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e., in either case, the “senior director”); and 10

• If there is no committee chair, but multiple senior directors serving on the committee, we recom- mend voting against both (or all) such senior directors. In our view, companies should provide clear disclosure of which director is charged with overseeing each com- mittee. In cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, we believe shareholder action against the longest serving com- mittee member(s) is warranted. Again, this only applies if we would ordinarily recommend voting against the committee chair but there is either no such position or no designated director in such role. On the contrary, in cases where there is a designated committee chair and the recommendation is to vote against the committee chair, but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair. AUDIT COMMITTEES AND PERFORMANCE Audit committees play an integral role in overseeing the financial reporting process because stable capital markets depend on reliable, transparent, and objective financial information to support an efficient and- ef fective capital market process. Audit committees play a vital role in providing this disclosure to shareholders. When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit commit- tee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corpo- rate Audit Committees stated it best: A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting — the full board including the audit committee, financial management including the internal auditors, and the outside auditors — form a ‘three legged stool’ that sup- ports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process. STANDARDS FOR ASSESSING THE AUDIT COMMITTEE For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Con- ference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”13 We are skeptical of audit committees where there are members that lack expertise as a Certified Public Ac- countant (CPA), Chief Financial Officer (CFO) or corporate controller, or similar experience. While we will not necessarily recommend voting against members of an audit committee when such expertise is lacking, we are more likely to recommend voting against committee members when a problem such as a restatement occurs and such expertise is lacking. Glass Lewis generally assesses audit committees against the decisions they make with respect to their over- sight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee. 13 Commission on Public Trust and Private Enterprise. The Conference Board. 2003. 11

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and gen- erally recommend voting in favor of its members. However, we will consider recommending that shareholders vote against the following:14 1. All members of the audit committee when options were backdated, there is a lack of adequate con- trols in place, there was a resulting restatement, and disclosures indicate there was a lack of docu- mentation with respect to the option grants. 2. The audit committee chair, if the audit committee does not have a financial expert or the commit- tee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies. 3. The audit committee chair, if the audit committee did not meet at least four times during the year. 4. The audit committee chair, if the committee has less than three members. 5. Any audit committee member who sits on more than three public company audit committees, un- less the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.15 6. All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor. 7. The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against rati- fication of the auditor). 8. All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are prohibited by the Public Company Accounting Oversight Board (“PCAOB”). 9. All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions. 10. All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry. 11. The audit committee chair16 if the committee failed to put auditor ratification on the ballot for share- holder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee. 12. All members of an audit committee where the auditor has resigned and reported that a section 10A17 letter has been issued. 14 As discussed under the section labeled “Committee Chair,” where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will note the concern with regard to the committee chair. 15 Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director’s experience, the size, industry-mix and location of the companies involved and the director’s attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments. 16 As discussed under the section labeled “Committee Chair,” in all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest. 17 Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously. 12

13. All members of an audit committee at a time when material accounting fraud occurred at the com- pany.18 14. All members of an audit committee at a time when annual and/or multiple quarterly financial state- ments had to be restated, and any of the following factors apply: • The restatement involves fraud or manipulation by insiders; • The restatement is accompanied by an SEC inquiry or investigation; • The restatement involves revenue recognition; • The restatement results in a greater than 5% adjustment to costs of goods sold, operating ex- pense, or operating cash flows; or • The restatement results in a greater than 5% adjustment to net income, 10% adjustment to as- sets or shareholders equity, or cash flows from financing or investing activities. 15. All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial state- ments late within the last five quarters. 16. All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA). 17. All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements. 18. All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g., the company receives an adverse opinion on its financial statements from the auditor). 19. All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.19 20. All members of the audit committee who served since the date of the company’s last annual meet- ing, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected. We also take a dim view of audit committee reports that are boilerplate, and which provide little or no infor- mation or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transpar- ency of the audit committee report. COMPENSATION COMMITTEE PERFORMANCE Compensation committees have a critical role in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation 18 Research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. “Fraudulent Financial Reporting: 1998-2007.” May 2010). 19 The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006. 13

to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing com- pensation arrangements that compensation be consistent with, and based on the long-term economic perfor- mance of, the business’s long-term shareholders returns. Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the board’s compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and deci- sions of the compensation committee. Finally, compensation committees are responsible for oversight of internal controls over the executive com- pensation process. This includes controls over gathering information used to determine compensation, estab- lishment of equity award plans, and granting of equity awards. For example, the use of a compensation con- sultant who maintains a business relationship with company management may cause the committee to make decisions based on information that is compromised by the consultant’s conflict of interests. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met. Central to understanding the actions of a compensation committee is a careful review of the Compensa- tion Discussion and Analysis (“CD&A”) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation commit- tee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company’s top executives. When assessing the performance of compensation committees, we will consider recommending that share- holders vote against the following:20 1. All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 20% of votes cast) against the say-on-pay proposal in the prior year, if the board did not respond sufficiently to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chair of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of shareholder opposition. 2. All members of the compensation committee who are up for election and served when the company failed to align pay with performance if shareholders are not provided with an advisory vote on execu- tive compensation at the annual meeting.21 20 As discussed under the section labeled “Committee Chair,” where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair. 21 If a company provides shareholders with a say-on-pay proposal, we will initially only recommend voting against the company’s say-on-pay proposal and will not recommend voting against the members of the compensation committee unless there is a pattern of failing to align pay and performance and/or the company exhibits egregious compensation practices. However, if the company repeatedly fails to align pay and performance, we will then recommend against the members of the compensation committee in addition to recommending voting against the say-on-pay proposal. For cases in which the disconnect between pay and performance is marginal and the company has outperformed its peers, we will consider not recommending against compensation committee members. In addition, if a company provides shareholders with a say-on-pay proposal, we will initially only recommend voting against the company’s say-on-pay proposal and will not recommend voting against the members of the compensation committee unless there is a pattern of failing to align pay and performance and/or the company exhibits egregious compensation practices. However, if the company repeatedly fails to align pay and performance, we will then recommend against the members of the compensation committee in addition to recommending voting against the say- on-pay proposal. 14

3. Any member of the compensation committee who has served on the compensation committee of at least two other public companies that have consistently failed to align pay with performance and whose oversight of compensation at the company in question is suspect. 4. All members of the compensation committee (during the relevant time period) if the company en- tered into excessive employment agreements and/or severance agreements. 5. All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained. 6. All members of the compensation committee if excessive employee perquisites and benefits were allowed. 7. The compensation committee chair if the compensation committee did not meet during the year. 8. All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years. 9. All members of the compensation committee when vesting of in-the-money options is accelerated. 10. All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating. 11. All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information. 12. All members of the compensation committee when a new employment contract is given to an ex- ecutive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud. 13. The chair of the compensation committee where the CD&A provides insufficient or unclear informa- tion about performance metrics and goals, where the CD&A indicates that pay is not tied to per- formance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets. 14. All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the af- firmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.22 15. All members of the compensation committee when the board has materially decreased proxy state- ment disclosure regarding executive compensation policies and procedures in a manner which sub- stantially impacts shareholders’ ability to make an informed assessment of the company’s executive pay practices. 16. All members of the compensation committee when new excise tax gross-up provisions are adopted in employment agreements with executives, particularly in cases where the company previously committed not to provide any such entitlements in the future. 22 In all other instances (i.e., a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee. 15

NOMINATING AND GOVERNANCE COMMITTEE PERFORMANCE The nominating and governance committee, as an agent for the shareholders, is responsible for the gover- nance by the board of the company and its executives. In performing this role, the committee is responsible and accountable for selection of objective and competent board members. It is also responsible for provid- ing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote. (At most companies, a single committee is charged with these oversight functions; at others, the governance and nominating responsibilities are apportioned among two separate committees.) Consistent with Glass Lewis’ philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience, board tenure and culture. Regarding the committee responsible for governance, we will consider recommending that shareholders vote against the following:23 1. All members of the governance committee24 during whose tenure a shareholder proposal relating to important shareholder rights received support from a majority of the votes cast (excluding ab- stentions and broker non-votes) and the board has not begun to implement or enact the proposal’s subject matter.25 Examples of such shareholder proposals include those seeking a declassified board structure, a majority vote standard for director elections, or a right to call a special meeting. In de- termining whether a board has sufficiently implemented such a proposal, we will examine the quality of the right enacted or proffered by the board for any conditions that may unreasonably interfere with the shareholders’ ability to exercise the right (e.g., overly restrictive procedural requirements for calling a special meeting). 2. The governance committee chair,26 when the chair is not independent and an independent lead or presiding director has not been appointed.27 3. In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board. 4. The governance committee chair, when the committee fails to meet at all during the year. 5. The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e., the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing a share- 23 As discussed in the guidelines section labeled “Committee Chair,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair. 24 If the board does not have a committee responsible for governance oversight and the board did not implement a shareholder proposal that received the requisite support, we will recommend voting against the entire board. If the shareholder proposal at issue requested that the board adopt a declassified structure, we will recommend voting against all director nominees up for election. 25 Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee. 26 As discussed in the guidelines section labeled “Committee Chair,” if the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee. 27 We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against the governance committee chair as we believe the lack of fixed lead or presiding director means that, effectively, the board does not have an independent board leader. 16 holder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock exchange listing requirements). 6. The governance committee chair, when during the past year the board adopted a forum selection clause (i.e., an exclusive forum provision)28 without shareholder approval, or if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal. 7. All members of the governance committee during whose tenure the board adopted, without share- holder approval, provisions in its charter or bylaws that, through rules on director compensation, may inhibit the ability of shareholders to nominate directors. 8. The governance committee chair when the board takes actions to limit shareholders’ ability to vote on matters material to shareholder rights (e.g., through the practice of excluding a shareholder pro- posal by means of ratifying a management proposal that is materially different from the shareholder proposal). In addition, we may recommend that shareholders vote against the chair of the governance committee, or the entire committee, where the board has amended the company’s governing documents to reduce or remove important shareholder rights, or to otherwise impede the ability of shareholders to exercise such right, and has done so without seeking shareholder approval. Examples of board actions that may cause such a recom- mendation include: the elimination of the ability of shareholders to call a special meeting or to act by written consent; an increase to the ownership threshold required for shareholders to call a special meeting; an in- crease to vote requirements for charter or bylaw amendments; the adoption of provisions that limit the ability of shareholders to pursue full legal recourse — such as bylaws that require arbitration of shareholder claims or that require shareholder plaintiffs to pay the company’s legal expenses in the absence of a court victory (i.e., “fee-shifting” or “loser pays” bylaws); the adoption of a classified board structure; and the elimination of the ability of shareholders to remove a director without cause. Regarding the nominating committee, we will consider recommending that shareholders vote against the following:29 1. All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests. 2. The nominating committee chair, if the nominating committee did not meet during the year. 3. In the absence of a governance committee, the nominating committee chair30 when the chair is not independent, and an independent lead or presiding director has not been appointed.31 4. The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.32 28 A forum selection clause is a bylaw provision stipulating that a certain state, typically where the company is incorporated, which is most often Delaware, shall be the exclusive forum for all intra-corporate disputes (e.g., shareholder derivative actions, assertions of claims of a breach of fiduciary duty, etc.). Such a clause effectively limits a shareholder’s legal remedy regarding appropriate choice of venue and related relief offered under that state’s laws and rulings. 29 As discussed in the guidelines section labeled “Committee Chair,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair. 30 As discussed under the section labeled “Committee Chair,” if the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest- serving board member on the committee. 31 In the absence of both a governance and a nominating committee, we will recommend voting against the board chair on this basis, unless if the chair also serves as the CEO, in which case we will recommend voting against the longest-serving director. 32 In the absence of both a governance and a nominating committee, we will recommend voting against the board chair on this basis, unless if the chair also serves as the CEO, in which case we will recommend voting against the the longest-serving director. 17

5. The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.33 6. The nominating committee chair when the board has no female directors and has not provided suf- ficient rationale or disclosed a plan to address the lack of diversity on the board. In addition, we may consider recommending shareholders vote against the chair of the nominating committee where the board’s failure to ensure the board has directors with relevant experience, either through periodic director assessment or board refreshment, has contributed to a company’s poor performance. BOARD-LEVEL RISK MANAGEMENT OVERSIGHT Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firms have complex hedging or trading strate- gies, those firms should also have a chief risk officer and a risk committee. Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key compe- tence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk. When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee’s poor oversight contributed to the loss, we will recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)34, we will consider recom- mending to vote against the board chair on that basis. However, we generally would not recommend voting against a combined chair/CEO, except in egregious cases. ENVIRONMENTAL AND SOCIAL RISK OVERSIGHT Glass Lewis understands the importance of ensuring the sustainability of companies’ operations. We believe that an inattention to material environmental and social issues can present direct legal, financial, regulatory and reputational risks that could serve to harm shareholder interests. Therefore, we believe that these issues should be carefully monitored and managed by companies, and that companies should have an appropriate oversight structure in place to ensure that they are mitigating attendant risks and capitalizing on related op- portunities to the best extent possible. 33 Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the severity of the issue(s) that initially raised shareholder concern as well as company responsiveness to such matters, and will only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 20% or more) vote against based on the same analysis. 34 A committee responsible for risk management could be a dedicated risk committee, the audit committee, or the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management. 18

Glass Lewis believes that companies should ensure appropriate board-level oversight of material risks to their operations, including those that are environmental and social in nature. Accordingly, for large cap companies and in instances where we identify material oversight issues, Glass Lewis will review a company’s overall gov- ernance practices and identify which directors or board-level committees have been charged with oversight of environmental and/or social issues. Glass Lewis will also note instances where such oversight has not been clearly defined by companies in their governance documents. Where it is clear that a company has not properly managed or mitigated environmental or social risks to the detriment of shareholder value, or when such mismanagement has threatened shareholder value, Glass Lewis may consider recommending that shareholders vote against members of the board who are responsible for oversight of environmental and social risks. In the absence of explicit board oversight of environmental and social issues, Glass Lewis may recommend that shareholders vote against members of the audit committee. In making these determinations, Glass Lewis will carefully review the situation, its effect on shareholder value, as well as any corrective action or other response made by the company. DIRECTOR COMMITMENTS We believe that directors should have the necessary time to fulfill their duties to shareholders. In our view, an overcommitted director can pose a material risk to a company’s shareholders, particularly during periods of crisis. In addition, recent research indicates that the time commitment associated with being a director has been on a significant upward trend in the past decade.35 As a result, we generally recommend that sharehold- ers vote against a director who serves as an executive officer of any public company while serving on more than two public company boards and any other director who serves on more than five public company boards. Because we believe that executives will primarily devote their attention to executive duties, we generally will not recommend that shareholders vote against overcommitted directors at the companies where they serve as an executive. When determining whether a director’s service on an excessive number of boards may limit the ability of the director to devote sufficient time to board duties, we may consider relevant factors such as the size and loca- tion of the other companies where the director serves on the board, the director’s board roles at the compa- nies in question, whether the director serves on the board of any large privately-held companies, the director’s tenure on the boards in question, and the director’s attendance record at all companies. In the case of direc- tors who serve in executive roles other than CEO (e.g., executive chair), we will evaluate the specific duties and responsibilities of that role in determining whether an exception is warranted. We may also refrain from recommending against certain directors if the company provides sufficient rationale for their continued board service. The rationale should allow shareholders to evaluate the scope of the direc- tors’ other commitments, as well as their contributions to the board including specialized knowledge of the company’s industry, strategy or key markets, the diversity of skills, perspective and background they provide, and other relevant factors. We will also generally refrain from recommending to vote against a director who serves on an excessive number of boards within a consolidated group of companies or a director that repre- sents a firm whose sole purpose is to manage a portfolio of investments which include the company. 35 For example, the 2015-2016 NACD Public Company Governance Survey states that, on average, directors spent a total of 248.2 hours annual on board-related matters during the past year, which it describes as a “historically high level” that is significantly above the average hours recorded in 2006. Additionally, the 2015 Spencer Stuart Board Index indicates that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.7 in 2009 and 0.9 in 2004. 19

OTHER CONSIDERATIONS In addition to the three key characteristics — independence, performance, experience — that we use to evalu- ate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations. Conflicts of Interest We believe board members should be wholly free of identifiable and substantial conflicts of interest, regard- less of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of directors: 1. A CFO who is on the board: In our view, the CFO holds a unique position relative to financial report- ing and disclosure to shareholders. Due to the critical importance of financial disclosure and report- ing, we believe the CFO should report to the board and not be a member of it. 2. A director who provides — or a director who has an immediate family member who provides — ma- terial consulting or other material professional services to the company. These services may include legal, consulting,36 or financial services. We question the need for the company to have consult- ing relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors. 3. A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000. Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests. 4. Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder inter- ests above all else.37 5. All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.38 In the event a board is clas- sified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote. If a poison pill with a term of one year or less was adopted without shareholder approval, and without adequate justifica- tion, we will consider recommending that shareholders vote against all members of the governance committee. If the board has, without seeking shareholder approval, and without adequate justifica- tion, extended the term of a poison pill by one year or less in two consecutive years, we will consider recommending that shareholders vote against the entire board. 36 We will generally refrain from recommending against a director who provides consulting services for the company if the director is excluded from membership on the board’s key committees and we have not identified significant governance concerns with the board. 37 We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e., multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight. 38 Refer to Section V. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills. 20

Size of the Board of Directors While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wis- dom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard. To that end, we typically recommend voting against the chair of the nominating committee (or the governance committee, in the absence of a nominating committee) at a board with fewer than five directors or more than 20 directors. CONTROLLED COMPANIES We believe controlled companies warrant certain exceptions to our independence standards. The board’s func- tion is to protect shareholder interests; however, when an individual, entity (or group of shareholders party to a formal agreement) owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds board independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population. Independence Exceptions The independence exceptions that we make for controlled companies are as follows: 1. We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the pres- ence of non-independent board members. 2. The compensation committee and nominating and governance committees do not need to consist solely of independent directors. • We believe that standing nominating and corporate governance committees at controlled com- panies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant. • Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose vot- ing power ensures the protection of its interests. As such, we believe that having affiliated di- rectors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend vot- ing against any insider (the CEO or otherwise) serving on the compensation committee. 3. Controlled companies do not need an independent chair or an independent lead or presiding di- rector. Although an independent director in a position of authority on the board — such as chair or presiding director — can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. 21

Size of the Board of Directors We have no board size requirements for controlled companies. Audit Committee Independence Despite a controlled company’s status, unlike for the other key committees, we nevertheless believe that au- dit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest. Board Responsiveness at Dual-Class Companies With regards to companies where voting control is held through a dual-class share structure with dispropor- tionate voting and economic rights, we will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. Where vote results indicate that a majority of unaffiliated shareholders supported a shareholder proposal or opposed a manage- ment proposal, we believe the board should demonstrate an appropriate level of responsiveness. SIGNIFICANT SHAREHOLDERS Where an individual or entity holds between 20-50% of a company’s voting power, we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership. GOVERNANCE FOLLOWING AN IPO OR SPIN-OFF We believe companies that have recently completed an initial public offering (“IPO”) or spin-off should be allowed adequate time to fully comply with marketplace listing requirements and meet basic corporate gov- ernance standards. Generally speaking, Glass Lewis refrains from making recommendations on the basis of governance standards (e.g., board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO. However, some cases warrant shareholder action against the board of a company that have completed an IPO or spin-off within the past year. When evaluating companies that have recently gone public, Glass Lewis will review the terms of the applicable governing documents in order to determine whether shareholder rights are being severely restricted indefinitely. We believe boards that approve highly restrictive governing documents have demonstrated that they may subvert shareholder interests following the IPO. In conducting this evalua- tion, Glass Lewis will consider: 1. The adoption of anti-takeover provisions such as a poison pill or classified board 2. Supermajority vote requirements to amend governing documents 3. The presence of exclusive forum or fee-shifting provisions 4. Whether shareholders can call special meetings or act by written consent 5. The voting standard provided for the election of directors 6. The ability of shareholders to remove directors without cause 7. The presence of evergreen provisions in the Company’s equity compensation arrangements 22

8. The presence of a dual-class share structure which does not afford common shareholders voting power that is aligned with their economic interest In cases where a board adopts an anti-takeover provision preceding an IPO, we will consider recommending to vote against the members of the board who served when it was adopted if the board: (i) did not also com- mit to submit the anti-takeover provision to a shareholder vote at the company’s first shareholder meeting following the IPO; or (ii) did not provide a sound rationale or sunset provision for adopting the anti-takeover provision in question. In our view, adopting an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their owner- ship interest. This notion is strengthened when a board adopts a classified board with an infinite duration or a poison pill with a five- to ten-year term immediately prior to going public, thereby insulated management for a substantial amount of time. In addition, shareholders should also be wary of companies that adopt supermajority voting requirements be- fore their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time, long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies. DUAL-LISTED OR FOREIGN-INCORPORATED COMPANIES For companies that trade on multiple exchanges or are incorporated in foreign jurisdictions but trade only in the U.S., we will apply the governance standard most relevant in each situation. We will consider a number of factors in determining which Glass Lewis country-specific policy to apply, including but not limited to: (i) the corporate governance structure and features of the company including whether the board structure is unique to a particular market; (ii) the nature of the proposals; (iii) the location of the company’s primary listing, if one can be determined; (iv) the regulatory/governance regime that the board is reporting against; and (v) the availability and completeness of the company’s SEC filings. OTC-LISTED COMPANIES Companies trading on the OTC Bulletin Board are not considered “listed companies” under SEC rules and therefore not subject to the same governance standards as listed companies. However, we believe that more stringent corporate governance standards should be applied to these companies given that their shares are still publicly traded. When reviewing OTC companies, Glass Lewis will review the available disclosure relating to the shareholder meeting to determine whether shareholders are able to evaluate several key pieces of information, including: (i) the composition of the board’s key committees, if any; (ii) the level of share ownership of company insiders or directors; (iii) the board meeting attendance record of directors; (iv) executive and non-employee director compensation; (v) related-party transactions conducted during the past year; and (vi) the board’s leadership structure and determinations regarding director independence. We are particularly concerned when company disclosure lacks any information regarding the board’s key com- mittees. We believe that committees of the board are an essential tool for clarifying how the responsibilities of the board are being delegated, and specifically for indicating which directors are accountable for ensuring: (i) the independence and quality of directors, and the transparency and integrity of the nominating process; (ii) compensation programs that are fair and appropriate; (iii) proper oversight of the company’s accounting, financial reporting, and internal and external audits; and (iv) general adherence to principles of good corpo- rate governance. 23

In cases where shareholders are unable to identify which board members are responsible for ensuring over- sight of the above-mentioned responsibilities, we may consider recommending against certain members of the board. Ordinarily, we believe it is the responsibility of the corporate governance committee to provide thorough disclosure of the board’s governance practices. In the absence of such a committee, we believe it is appropriate to hold the board’s chair or, if such individual is an executive of the company, the longest-serving non-executive board member accountable. MUTUAL FUND BOARDS Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operat- ing companies). Typically, members of a fund’s advisor are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same. The following mutual fund policies are similar to the policies for regular public companies: 1. Size of the board of directors — The board should be made up of between five and twenty directors. 2. The CFO on the board — Neither the CFO of the fund nor the CFO of the fund’s registered invest- ment advisor should serve on the board. 3. Independence of the audit committee — The audit committee should consist solely of independent directors. 4. Audit committee financial expert — At least one member of the audit committee should be desig- nated as the audit committee financial expert. The following differences from regular public companies apply at mutual funds: 1. Independence of the board — We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on invest- ment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, put- ting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board. 2. When the auditor is not up for ratification — We do not recommend voting against the audit commit- tee if the auditor is not up for ratification. Due to the different legal structure of an investment com- pany compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company. 3. Non-independent chair — The SEC has proposed that the chair of the fund board be independent. We agree that the roles of a mutual fund’s chair and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chair of an investment com- pany’s nominating committee as well as the board chair if the chair and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chair and we agree with them that “an independent board chair would be better able to create conditions favoring the long-term inter- ests of fund shareholders than would a chair who is an executive of the advisor.” (See the comment letter sent to the SEC in support of the proposed rule at http://www.sec.gov/news/studies/indchair. pdf.) 24

4. Multiple funds overseen by the same director — Unlike service on a public company board, mu- tual fund boards require much less of a time commitment. Mutual fund directors typically serve on dozens of other mutual fund boards, often within the same fund complex. The Investment Compa- ny Institute’s (“ICI”) Overview of Fund Governance Practices, 1994-2012, indicates that the average number of funds served by an independent director in 2012 was 53. Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds’ boards, we refrain from maintaining a cap on the number of outside mutual fund boards that we believe a director can serve on. DECLASSIFIED BOARDS Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests. Empirical studies have shown: (i) staggered boards are associated with a reduction in a firm’s valuation; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders. In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a take- over context. Some research has indicated that shareholders are worse off when a staggered board blocks a transaction; further, when a staggered board negotiates a friendly transaction, no statistically significant difference in premium occurs.39 Additional research found that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”40 A subsequent study reaffirmed that classified boards- re duce shareholder value, finding “that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”41 Shareholders have increasingly come to agree with this view. In 2016, 92% of S&P 500 companies had declas- sified boards, up from approximately 40% a decade ago.42 Management proposals to declassify boards are approved with near unanimity and shareholder proposals on the topic also receive strong shareholder support; in 2014, shareholder proposals requesting that companies declassify their boards received average support of 84% (excluding abstentions and broker non-votes), whereas in 1987, only 16.4% of votes cast favored board declassification.43 Further, a growing number of companies, nearly half of all those targeted by shareholder proposals requesting that all directors stand for election annually, either recommended shareholders support the proposal or made no recommendation, a departure from the more traditional management recommenda- tion to vote against shareholder proposals. Given our belief that declassified boards promote director accountability, the empirical evidence suggesting staggered boards reduce a company’s value and the established shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors. BOARD COMPOSITION AND REFRESHMENT Glass Lewis strongly supports routine director evaluation, including independent external reviews, and period- ic board refreshment to foster the sharing of diverse perspectives in the boardroom and the generation of new ideas and business strategies. Further, we believe the board should evaluate the need for changes to board composition based on an analysis of skills and experience necessary for the company, as well as the results of 39 Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” 55 Stanford Law Review 885-917 (2002). 40 Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004). 41 Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of Shareholders: Evidence from a Natural Experiment,” SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26. 42 Spencer Stuart Board Index, 2016, p. 14. 43 Lucian Bebchuk, John Coates IV and Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy”. 25

the director evaluations, as opposed to relying solely on age or tenure limits. When necessary, shareholders can address concerns regarding proper board composition through director elections. In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical is- sues that boards face. This said, we recognize that in rare circumstances, a lack of refreshment can contribute to a lack of board responsiveness to poor company performance. On occasion, age or term limits can be used as a means to remove a director for boards that are unwilling to police their membership and enforce turnover. Some shareholders support term limits as a way to force change in such circumstances. While we understand that age limits can aid board succession planning, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. We believe that shareholders are better off monitoring the board’s overall composition, including the diversity of its members, the alignment of the board’s areas of expertise with a company’s strategy, the board’s approach to corporate governance, and its stewardship of company performance, rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders. However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger. BOARD DIVERSITY Glass Lewis recognizes the importance of ensuring that the board is comprised of directors who have a di- versity of skills, thought and experience, as such diversity benefits companies by providing a broad range of perspectives and insights.44 Glass Lewis closely reviews the composition of the board for representation of diverse director candidates and will generally recommend against the nominating committee chair of a board that has no female members. Depending on other factors, including the size of the company, the industry in which the company operates, the state in which the company is headquartered, and the governance profile of the company, we may extend this recommendation to vote against other nominating committee members. When making these voting rec- ommendations, we will carefully review a company’s disclosure of its diversity considerations and may refrain from recommending shareholders vote against directors of companies outside the Russell 3000 index, or when boards have provided a sufficient rationale for not having any female board members. Such rationale may include, but is not limited to, a disclosed timetable for addressing the lack of diversity on the board and any notable restrictions in place regarding the board’s composition, such as director nomination agreements with significant investors. In September 2018, California Governor Jerry Brown signed into law Senate Bill 826, which requires all com- panies headquartered in the state to have one woman on their board by the end of 2019. In addition, by the end of 2021, companies must have at least two women on boards of five members and at least three women on boards with six or more directors. Accordingly, during the 2019 proxy season, if a company headquartered in California does not have at least one woman on its board, we will generally recommend voting against the chair of the nominating committee unless the company has disclosed a clear plan for how they intend to ad- dress this issue prior to the end of 2019. 44 http://www.glasslewis.com/wp-content/uploads/2017/03/2017-In-Depth-Report-Gender-Diversity.pdf. 26

PROXY ACCESS In lieu of running their own contested election, proxy access would not only allow certain shareholders to nominate directors to company boards but the shareholder nominees would be included on the company’s ballot, significantly enhancing the ability of shareholders to play a meaningful role in selecting their represen- tatives. Glass Lewis generally supports affording shareholders the right to nominate director candidates to management’s proxy as a means to ensure that significant, long-term shareholders have an ability to nominate candidates to the board. Companies generally seek shareholder approval to amend company bylaws to adopt proxy access in response to shareholder engagement or pressure, usually in the form of a shareholder proposal requesting proxy ac- cess, although some companies may adopt some elements of proxy access without prompting. Glass Lewis considers several factors when evaluating whether to support proposals for companies to adopt proxy access including the specified minimum ownership and holding requirement for shareholders to nominate one or more directors, as well as company size, performance and responsiveness to shareholders. For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to Shareholder Proposals regarding Proxy Access, refer to Glass Lewis’ Proxy Paper Guidelines for Shareholder Initiatives, available at www.glasslewis.com. MAJORITY VOTE FOR THE ELECTION OF DIRECTORS Majority voting for the election of directors is fast becoming the de facto standard in corporate board elec- tions. In our view, the majority voting proposals are an effort to make the case for shareholder impact on direc- tor elections on a company-specific basis. While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow share- holders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders. The number of shareholder proposals requesting that companies adopt a majority voting standard has declined significantly during the past decade, largely as a result of widespread adoption of majority voting or director resignation policies at U.S. companies. In 2017, 89% of the S&P 500 Index had implemented a resignation policy for directors failing to receive majority shareholder support, compared to 76% in 2011.45 THE PLURALITY VOTE STANDARD Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one share- holder holding only one share votes in favor of a nominee (including that director, if the director is a share- holder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard is the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.” ADVANTAGES OF A MAJORITY VOTE STANDARD If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. Given that so few directors (less than 100 a year) do not receive majority support from shareholders, we think that a majority vote standard is reasonable since it will neither result in many failed director elections nor reduce the willingness of qualified, shareholder-focused directors to serve in the future. Further, most directors who fail to receive a majority shareholder vote in favor of their election do not step down, underscoring the need for true majority voting. 45 Spencer Stuart Board Index, 2017, p. 16. 27

We believe that a majority vote standard will likely lead to more attentive directors. Although shareholders only rarely fail to support directors, the occasional majority vote against a director’s election will likely deter the election of directors with a record of ignoring shareholder interests. Glass Lewis will therefore generally support proposals calling for the election of directors by a majority vote, excepting contested director elec- tions. In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (i.e., a resignation policy) to actually requiring a majority vote of outstanding shares to elect directors. We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the direc- tor’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time. CONFLICTING AND EXCLUDED PROPOSALS SEC Rule 14a-8(i)(9) allows companies to exclude shareholder proposals “if the proposal directly conflicts with one of the company’s own proposals to be submitted to shareholders at the same meeting.” On October 22, 2015, the SEC issued Staff Legal Bulletin No. 14H (“SLB 14H”) clarifying its rule concerning the exclusion of certain shareholder proposals when similar items are also on the ballot. SLB 14H increased the burden on companies to prove to SEC staff that a conflict exists; therefore, many companies still chose to place manage- ment proposals alongside similar shareholder proposals in many cases. During the 2018 proxy season, a new trend in the SEC’s interpretation of this rule emerged. Upon submission of shareholder proposals requesting that companies adopt a lower special meeting threshold, several compa- nies petitioned the SEC for no-action relief under the premise that the shareholder proposals conflicted with management’s own special meeting proposals, even though the management proposals set a higher threshold than those requested by the proponent. No-action relief was granted to these companies; however, the SEC stipulated that the companies must state in the rationale for the management proposals that a vote in favor of management’s proposal was tantamount to a vote against the adoption of a lower special meeting threshold. In certain instances, shareholder proposals to lower an existing special meeting right threshold were excluded on the basis that they conflicted with management proposals seeking to ratify the existing special meeting rights. We find the exclusion of these shareholder proposals to be especially problematic as, in these instances, shareholders are not offered any enhanced shareholder right, nor would the approval (or rejection) of the rati- fication proposal initiate any type of meaningful change to shareholders’ rights. In instances where companies have excluded shareholder proposals, such as those instances where special meeting shareholder proposals are excluded as a result of “conflicting” management proposals, Glass Lewis will take a case-by-case approach, taking into account the following issues: • The threshold proposed by the shareholder resolution; • The threshold proposed or established by management and the attendant rationale for the thresh- old; • Whether management’s proposal is seeking to ratify an existing special meeting right or adopt a bylaw that would establish a special meeting right; and • The company’s overall governance profile, including its overall responsiveness to and engagement with shareholders. 28

Glass Lewis generally favors a 10-15% special meeting right. Accordingly, Glass Lewis will generally recom- mend voting for management or shareholder proposals that fall within this range. When faced with conflicting proposals, Glass Lewis will generally recommend in favor of the lower special meeting right and will recom- mend voting against the proposal with the higher threshold. However, in instances where there are conflicting management and shareholder proposals and a company has not established a special meeting right, Glass Lewis may recommend that shareholders vote in favor of the shareholder proposal and that they abstain from a management-proposed bylaw amendment seeking to establish a special meeting right. We believe that an abstention is appropriate in this instance in order to ensure that shareholders are sending a clear signal regard- ing their preference for the appropriate threshold for a special meeting right, while not directly opposing the establishment of such a right. In cases where the company excludes a shareholder proposal seeking a reduced special meeting right by means of ratifying a management proposal that is materially different from the shareholder proposal, we will generally recommend voting against the chair or members of the governance committee. In other instances of conflicting management and shareholder proposals, Glass Lewis will consider the following: • The nature of the underlying issue; • The benefit to shareholders of implementing the proposal; • The materiality of the differences between the terms of the shareholder proposal and management proposal; • The context of a company’s shareholder base, corporate structure and other relevant circumstances; and • A company’s overall governance profile and, specifically, its responsiveness to shareholders as evidenced by a company’s response to previous shareholder proposals and its adoption of progressive shareholder rights provisions. In recent years, we have seen the dynamic nature of the considerations given by the SEC when determining whether companies may exclude certain shareholder proposals. We understand that not all shareholder pro- posals serve the long-term interests of shareholders, and value and respect the limitations placed on share- holder proponents, as certain shareholder proposals can unduly burden companies. However, Glass Lewis believes that shareholders should be able to vote on issues of material importance. We view the shareholder proposal process as an important part of advancing shareholder rights and encour- aging responsible and financially sustainable business practices. While recognizing that certain proposals cross the line between the purview of shareholders and that of the board, we generally believe that companies should not limit investors’ ability to vote on shareholder proposals that advance certain rights or promote beneficial disclosure. Accordingly, Glass Lewis will make note of instances where a company has successfully petitioned the SEC to exclude shareholder proposals. If after review we believe that the exclusion of a share- holder proposal is detrimental to shareholders, we may, in certain very limited circumstances, recommend against members of the governance committee. 29

Transparency and Integrity in Financial Reporting AUDITOR RATIFICATION The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial informa- tion necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate informa- tion about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury: “The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.” As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an audi- tor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability ... disclosure in the company proxy statement regarding share- holder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”46 On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor inde- pendence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB convened several public roundtable meetings during 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the independence of the auditor and the integrity of the audit; we will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years), particularly at companies with a history of accounting problems. On June 1, 2017, the PCAOB adopted new standards to enhance auditor reports by providing additional impor- tant information to investors. For companies with fiscal year end dates on or after December 15, 2017, reports were required to include the year in which the auditor began serving consecutively as the company’s auditor. For large accelerated filers with fiscal year ends of June 30, 2019 or later, and for all other companies with fiscal year ends of December 15, 2020 or later, communication of critical audit matters (“CAMs”) will also be required. CAMs are matters that have been communicated to the audit committee, are related to accounts or disclosures that are material to the financial statements, and involve especially challenging, subjective, or complex auditor judgment. Glass Lewis believes the additional reporting requirements are beneficial for investors. The additional disclo- sures can provide investors with information that is critical to making an informed judgment about an auditor’s 46 “Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008. 30

independence and performance. Furthermore, we believe the additional requirements are an important step toward enhancing the relevance and usefulness of auditor reports, which too often are seen as boilerplate compliance documents that lack the relevant details to provide meaningful insight into a particular audit. VOTING RECOMMENDATIONS ON AUDITOR RATIFICATION We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chair. When there have been material re- statements of annual financial statements or material weaknesses in internal controls, we usually recommend voting against the entire audit committee. Reasons why we may not recommend ratification of an auditor include: 1. When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees. 2. Recent material restatements of annual financial statements, including those resulting in the report- ing of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.47 3. When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company. 4. When audit fees are excessively low, especially when compared with other companies in the same industry. 5. When the company has aggressive accounting policies. 6. When the company has poor disclosure or lack of transparency in its financial statements. 7. Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justifica- tion. 8. We also look for other relationships or concerns with the auditor that might suggest a conflict be- tween the auditor’s interests and shareholder interests. 9. In determining whether shareholders would benefit from rotating the company’s auditor, where rel- evant we will consider factors that may call into question an auditor’s effectiveness, including auditor tenure, a pattern of inaccurate audits, and any ongoing litigation or significant controversies. PENSION ACCOUNTING ISSUES A pension accounting question occasionally raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive- compensation context in a discussion of the extent to which pension accounting should be reflected in busi- ness performance for purposes of calculating payments to executives. Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance. 47 An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements. 31

The Link Between Compensation and Performance Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an im- portant area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to fixed pay elements while promoting a prudent and sustainable level of risk-taking. Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to al- lowing shareholders to evaluate the extent to which pay is aligned with company performance. When review- ing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include a wide variety of financial measures as well as industry-specific performance indicators. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance. Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproduc- tive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives. ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”) The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required com- panies to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011). This practice of allowing shareholders a non-binding vote on a company’s compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United King- dom since 2003 and in Australia since 2005. Although say-on-pay proposals are non-binding, a high level of “against” or “abstain” votes indicates substantial shareholder concern about a company’s compensation policies and procedures. Given the complexity of most companies’ compensation programs, Glass Lewis applies a highly nuanced ap- proach when analyzing advisory votes on executive compensation. We review each company’s compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors. We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent execu- tives and other staff, while motivating them to grow the company’s long-term shareholder value. 32

Where we find those specific policies and practices serve to reasonably align compensation with perfor- mance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with per- formance, Glass Lewis will generally recommend voting against the say-on-pay proposal. Glass Lewis reviews say-on-pay proposals on both a qualitative basis and a quantitative basis, with a focus on several main areas: • The overall design and structure of the company’s executive compensation programs including se- lection and challenging nature of performance metrics; • The implementation and effectiveness of the company’s executive compensation programs includ- ing pay mix and use of performance metrics in determining pay levels; • The quality and content of the company’s disclosure; • The quantum paid to executives; and • The link between compensation and performance as indicated by the company’s current and past pay-for-performance grades. We also review any significant changes or modifications, and the rationale for such changes, made to the com- pany’s compensation structure or award amounts, including base salaries. SAY-ON-PAY VOTING RECOMMENDATIONS In cases where we find deficiencies in a company’s compensation program’s design, implementation or man- agement, we will recommend that shareholders vote against the say-on-pay proposal. Generally such in- stances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay-for- performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or siz- able retention grants, etc.), and/or other egregious compensation practices. Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recom- mend voting against a say-on-pay vote: • Inappropriate or outsized peer groups and/or benchmarking issues such as compensation targets set well above peers; • Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes; • Problematic contractual payments, such as guaranteed bonuses; • Targeting overall levels of compensation at higher than median without adequate justification; • Performance targets not sufficiently challenging, and/or providing for high potential payouts; • Performance targets lowered without justification; • Discretionary bonuses paid when short- or long-term incentive plan targets were not met; 33

• Executive pay high relative to peers not justified by outstanding company performance; and • The terms of the long-term incentive plans are inappropriate (please see “Long-Term Incentives”). The aforementioned issues may also influence Glass Lewis’ assessment of the structure of a company’s com- pensation program. We evaluate structure on a “Good, Fair, Poor” rating scale whereby a “Good” rating repre- sents a compensation program with little to no concerns, a “Fair” rating represents a compensation program with some concerns and a “Poor” rating represents a compensation program that deviates significantly from best practice or contains one or more egregious compensation practices. We believe that it is important for companies to provide investors with clear and complete disclosure of all the significant terms of compensation arrangements. Similar to structure, we evaluate disclosure on a “Good, Fair, Poor” rating scale whereby a “Good” rating represents a thorough discussion of all elements of compensa- tion, a “Fair” rating represents an adequate discussion of all or most elements of compensation and a “Poor” rating represents an incomplete or absent discussion of compensation. In instances where a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels. In general, most companies will fall within the “Fair” range for both structure and disclosure, and Glass Lewis largely uses the “Good” and “Poor” ratings to highlight outliers. Where we identify egregious compensation practices, we may also recommend voting against the compensa- tion committee based on the practices or actions of its members during the year. Such practices may include: approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices. COMPANY RESPONSIVENESS At companies that received a significant level of shareholder opposition (20% or greater) to their say-on-pay proposal at the previous annual meeting, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent, particularly in response to share- holder engagement. While we recognize that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, given that the average approval rate for say-on-pay proposals is about 90% we believe the compensation committee should provide some level of response to a significant vote against, including engaging with large shareholders to identify their concerns. In the absence of any evidence that the board is actively engaging shareholders on these issues and responding accordingly, we may recommend holding compensation committee members ac- countable for failing to adequately respond to shareholder opposition, giving careful consideration to the level of shareholder protest and the severity and history of compensation problems. PAY FOR PERFORMANCE Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Our proprietary pay-for-performance model was developed to better evaluate the link between pay and performance of the top five executives at U.S. companies. Our model benchmarks these executives’ pay and company performance against peers across five performance metrics. The comparator companies are selected using Equilar’s market-based peer groups. After a comparison of both pay and performance against the Equilar peer group, the pay-for-performance model generates two weighted-average percentile rankings for a company: (i) a weighted-average percentile rank in compensation, and (ii) a weighted- average percentile rank in performance. By measuring the magnitude of the gap between these two weighted-average percentiles, we assign compa- nies a letter grade of A, B, C, D or F. The grades guide our evaluation of compensation committee effective- ness, and we generally recommend voting against compensation committee members at companies with a pattern of failing our pay-for-performance analysis. 34

The grades derived from the Glass Lewis pay for performance analysis do not follow the traditional U.S. school letter grade system. Rather, the grades are generally interpreted as follows: A. The company’s percentile rank for pay is significantly less than its percentile rank for performance B. The company’s percentile rank for pay is moderately less than its percentile rank for performance C. The company’s percentile rank for pay is approximately aligned with its percentile rank for performance D. The company’s percentile rank for pay is higher than its percentile rank for performance E. The company’s percentile rank for pay is significantly higher than its percentile rank for performance For the avoidance of confusion, the above grades encompass the relationship between a company’s percentile rank for pay and its percentile rank in performance. Separately, a specific comparison between the company’s executive pay and its peers’ executive pay levels is discussed in the analysis for additional insight into the grade. Likewise, a specific comparison between the company’s performance and its peers’ performance is reflected in the analysis for further context. We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a “D” or “F” from our proprietary model, we are more likely to recommend that shareholders vote against the say-on-pay proposal. However, other qualitative factors such as an effective overall incentive struc- ture, the relevance of selected performance metrics, significant forthcoming enhancements or reasonable long-term payout levels may give us cause to recommend in favor of a proposal even when we have identified a disconnect between pay and performance. SHORT-TERM INCENTIVES A short-term bonus or incentive (“STI”) should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STIs to be based on company-wide or divisional financial measures as well as non- financial factors such as those related to safety, environmental issues, and customer satisfaction. While we recognize that companies operating in different sectors or markets may seek to utilize a wide range of metrics, we expect such measures to be appropriately tied to a company’s business drivers. Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any in- crease in the potential target and maximum award should be clearly justified to shareholders. Glass Lewis recognizes that disclosure of some measures may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, com- panies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved. Where management has received significant STIs but short-term performance over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation of why these significant short-term payments were made. In addition, we believe that where companies use non-GAAP or bespoke metrics, clear reconciliations between these figures and GAAP figures in audited financial statement should be provided. Given the pervasiveness of non-formulaic plans in this market, we do not generally recommend against a pay program on this basis alone. If a company has chosen to rely primarily on a subjective assessment or the board’s discretion in determining short-term bonuses, we believe that the proxy statement should provide a meaningful discussion of the board’s rationale in determining the bonuses paid as well as a rationale for the 35 use of a non-formulaic mechanism. Particularly where the aforementioned disclosures are substantial and satisfactory, such a structure will not provoke serious concern in our analysis on its own. However, in conjunc- tion with other significant issues in a program’s design or operation, such as a disconnect between pay and performance, the absence of a cap on payouts, or a lack of performance-based long-term awards, the use of on a non-formulaic bonus may help drive a negative recommendation. LONG-TERM INCENTIVES Glass Lewis recognizes the value of equity-based incentive programs, which are often the primary long-term incentive for executives. When used appropriately, they can provide a vehicle for linking an executive’s pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees. There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive (“LTI”) plans. These include: • No re-testing or lowering of performance conditions; • Performance metrics that cannot be easily manipulated by management; • Two or more performance metrics; • At least one relative performance metric that compares the company’s performance to a relevant peer group or index; • Performance periods of at least three years; • Stretching metrics that incentivize executives to strive for outstanding performance while not en- couraging excessive risk-taking; and • Individual limits expressed as a percentage of base salary. Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company’s business. As with short- term incentive plans, the basis for any adjustments to metrics or results should be clearly explained. While cognizant of the inherent complexity of certain performance metrics, Glass Lewis generally believes that measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric; further, reliance on just one metric may focus too much management attention on a single target and is therefore more susceptible to manipulation. When utilized for relative measurements, external benchmarks such as a sector index or peer group should be disclosed and transparent. The rationale behind the selection of a specific index or peer group should also be disclosed. In- ternal benchmarks should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained. Similarly, actual performance and vesting levels for previous grants earned during the fis- cal year should be disclosed. We also believe shareholders should evaluate the relative success of a company’s compensation programs, particularly with regard to existing equity-based incentive plans, in linking pay and performance when evaluat- ing new LTI plans to determine the impact of additional stock awards. We will therefore review the company’s pay-for-performance grade (see below for more information) and specifically the proportion of total compen- sation that is stock-based. 36

GRANTS OF FRONT-LOADED AWARDS Many U.S. companies have chosen to provide large grants, usually in the form of equity awards, that are in- tended to serve as compensation for multiple years. This practice, often called front-loading, is taken up either in the regular course of business or as a response to specific business conditions and with a predetermined objective. We believe shareholders should generally be wary of this approach, and we accordingly weigh these grants with particular scrutiny. While the use of front-loaded awards is intended to lock-in executive service and incentives, the same rigidity also raises the risk of effectively tying the hands of the compensation committee. As compared with a more responsive annual granting schedule program, front-loaded awards may preclude improvements or changes to reflect evolving business strategies. The considerable emphasis on a single grant can place intense pres- sures on every facet of its design, amplifying any potential perverse incentives and creating greater room for unintended consequences. In particular, provisions around changes of control or separations of service must ensure that executives do not receive excessive payouts that do not reflect shareholder experience or com- pany performance. We consider a company’s rationale for granting awards under this structure and also expect any front-loaded awards to include a firm commitment not to grant additional awards for a defined period, as is commonly associated with this practice. Even when such a commitment is provided, unexpected circumstances may lead the board to make additional payments or awards for retention purposes, or to incentivize management towards more realistic goals or a revised strategy. If a company breaks its commitment not to grant further awards, we may recommend against the pay program unless a convincing rationale is provided. The multiyear nature of these awards generally lends itself to significantly higher compensation figures in the year of grant than might otherwise be expected. In analyzing the grant of front-loaded awards to executives, Glass Lewis considers the quantum of the award on an annualized basis, rather than the lump sum, and may compare this result to prior practice and peer data, among other benchmarks. ONE-TIME AWARDS Glass Lewis believes shareholders should generally be wary of awards granted outside of the standard incen- tive schemes, as such awards have the potential to undermine the integrity of a company’s regular incentive plans or the link between pay and performance, or both. We generally believe that if the existing incentive programs fail to provide adequate incentives to executives, companies should redesign their compensation programs rather than make additional grants. However, we recognize that in certain circumstances, additional incentives may be appropriate. In these cases, companies should provide a thorough description of the awards, including a cogent and convincing expla- nation of their necessity and why existing awards do not provide sufficient motivation. Further, such awards should be tied to future service and performance whenever possible. Additionally, we believe companies making supplemental or one-time awards should also describe if and how the regular compensation arrangements will be affected by these additional grants. In reviewing a company’s use of supplemental awards, Glass Lewis will evaluate the terms and size of the grants in the context of the company’s overall incentive strategy and granting practices, as well as the current operating environment. CONTRACTUAL PAYMENTS AND ARRANGEMENTS We acknowledge that there may be certain costs associated with transitions at the executive level. We believe that sign-on arrangements should be clearly disclosed and accompanied by a meaningful explanation of the payments and the process by which the amounts were reached. Further, the details of and basis for any “make- whole” payments (paid as compensation for awards forfeited from a previous employer) should be provided. Nonetheless, sign-on awards that are excessive may support or drive a negative recommendation. Lastly, some employment arrangements provide for a minimum payout level under a given incentive arrangement. These 37 guaranteed bonuses are not exceedingly problematic in the short term, but multiyear guarantees may drive against recommendations on their own. With respect to severance, we believe companies should abide by the predetermined payouts in most circum- stances. While in limited circumstances some deviations may not be inappropriate, we believe shareholders should be provided with a meaningful explanation of any additional or increased benefits agreed upon outside of the regular arrangements. In the U.S. market, most companies maintain severance entitlements based on a multiple of salary and in many cases bonus. In almost all instances we see, the relevant multiple is three or less, even in the case of a change in control. We believe the basis and total value of severance should be reasonable and should not exceed the upper limit of general market practice. Particularly given the commonality of accelerated vesting and the pro- portional weight of long-term incentives as a component of total pay, we consider the inclusion of long-term incentives in the cash severance calculations to be inappropriate. Additional considerations, however, will be taken into account when reviewing atypically structured compensation approaches. In evaluating the size of both severance and sign-on arrangements, we may consider the executive’s regular target compensation level, or the sums paid to other executives (including the recipient’s predecessor, where applicable) in evaluating the appropriateness of such an arrangement. We will consider severance sums actu- ally paid to departing executives and, in special cases, their appropriateness given the circumstances of the executive’s departure. Beyond the quantum of contractual payments, Glass Lewis will also weigh the design of any entitlements. Executive employment terms including but not limited to key man clauses, board continuity conditions, exces- sively broad change in control triggers, and poor wording of employment agreements may help drive a nega- tive recommendation. In general, we are wary of terms that are excessively restrictive in favor of the executive or could potentially incentivize behaviors that are not in a company’s best interests. Among other entitlements, Glass Lewis is strongly opposed to excise tax gross-ups related to IRC § 4999 and their expansion, especially where no consideration is given to the safe-harbor limit. We believe that under no normal circumstance is the inclusion of excise tax gross-up provisions in new agreements or the addition of such provisions to amended agreements acceptable. In light of the fact that minor increases in change- in-control payments can lead to disproportionately large excise taxes, the potential negative impact of tax gross-ups far outweighs any retentive benefit. Depending on the circumstances, the addition of new gross-ups around this excise tax in particular may lead to negative recommendations for a company’s say-on-proposal, the chair of the compensation committee, or the entire committee, particularly in cases where a company had committed not to provide any such entitlements in future. With respect to gross-ups on other excise taxes or executive benefits, we review those issues on a case-by-case basis. RECOUPMENT PROVISIONS (“CLAWBACKS”) Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt poli- cies for recouping certain compensation during a three-year look-back period. The rule is more stringent than Section 304 of the Sarbanes-Oxley Act and applies to incentive-based compensation paid to current or for- mer executives in the case of a financial restatement — specifically, the recoupment provision applies in cases where the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws. Although the SEC has yet to finalize the relevant rules, we believe it is prudent for boards to adopt detailed bonus recoup- ment policies that go beyond Section 304 of the Sarbanes-Oxley Act to prevent executives from retaining performance-based awards that were not truly earned. We are increasingly focusing attention on the specific terms of recoupment policies beyond whether a com- pany maintains a clawback that simply satisfies the minimum legal requirements. We believe that clawbacks should be triggered, at a minimum, in the event of a restatement of financial results or similar revision of per- formance indicators upon which bonuses were based. Such policies allow the board to review all performance- 38 related bonuses and awards made to senior executives during a specified lookback period and, to the extent feasible, allow the company to recoup such bonuses where appropriate. Notwithstanding the foregoing, in cases where a company maintains only a bare-minimum clawback, the absence of more expansive recoup- ment tools may inform our overall view of the compensation program. HEDGING OF STOCK Glass Lewis believes that the hedging of shares by executives in the shares of the companies where they are employed severs the alignment of interests of the executive with shareholders. We believe companies should adopt strict policies to prohibit executives from hedging the economic risk associated with their share owner- ship in the company. PLEDGING OF STOCK Glass Lewis believes that shareholders should examine the facts and circumstances of each company rather than apply a one-size-fits-all policy regarding employee stock pledging. Glass Lewis believes that sharehold- ers benefit when employees, particularly senior executives have “skin-in-the-game” and therefore recognizes the benefits of measures designed to encourage employees to both buy shares out of their own pocket and to retain shares they have been granted; blanket policies prohibiting stock pledging may discourage executives and employees from doing either. However, we also recognize that the pledging of shares can present a risk that, depending on a host of factors, an executive with significant pledged shares and limited other assets may have an incentive to take steps to avoid a forced sale of shares in the face of a rapid stock price decline. Therefore, to avoid substantial losses from a forced sale to meet the terms of the loan, the executive may have an incentive to boost the stock price in the short term in a manner that is unsustainable, thus hurting shareholders in the long-term. We also recog- nize concerns regarding pledging may not apply to less senior employees, given the latter group’s significantly more limited influence over a company’s stock price. Therefore, we believe that the issue of pledging shares should be reviewed in that context, as should polices that distinguish between the two groups. Glass Lewis believes that the benefits of stock ownership by executives and employees may outweigh the risks of stock pledging, depending on many factors. As such, Glass Lewis reviews all relevant factors in evaluating proposed policies, limitations and prohibitions on pledging stock, including: • The number of shares pledged; • The percentage executives’ pledged shares are of outstanding shares; • The percentage executives’ pledged shares are of each executive’s shares and total assets; • Whether the pledged shares were purchased by the employee or granted by the company; • Whether there are different policies for purchased and granted shares; • Whether the granted shares were time-based or performance-based; • The overall governance profile of the company; • The volatility of the company’s stock (in order to determine the likelihood of a sudden stock price drop); • The nature and cyclicality, if applicable, of the company’s industry; • The participation and eligibility of executives and employees in pledging; 39

• The company’s current policies regarding pledging and any waiver from these policies for employees and executives; and • Disclosure of the extent of any pledging, particularly among senior executives. COMPENSATION CONSULTANT INDEPENDENCE As mandated by Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require compensation committees to consider six fac- tors (https://www.sec.gov/rules/final/2012/33-9330.pdf, p.31-32) in assessing compensation advisor indepen- dence. According to the SEC, “no one factor should be viewed as a determinative factor.” Glass Lewis believes this six-factor assessment is an important process for every compensation committee to undertake but be- lieves companies employing a consultant for board compensation, consulting and other corporate services should provide clear disclosure beyond just a reference to examining the six points, in order to allow share- holders to review the specific aspects of the various consultant relationships. We believe compensation consultants are engaged to provide objective, disinterested, expert advice to the compensation committee. When the consultant or its affiliates receive substantial income from providing oth- er services to the company, we believe the potential for a conflict of interest arises and the independence of the consultant may be jeopardized. Therefore, Glass Lewis will, when relevant, note the potential for a conflict of interest when the fees paid to the advisor or its affiliates for other services exceeds those paid for compen- sation consulting. CEO PAY RATIO As mandated by Section 953(b) of the Dodd-Frank Wall Street Consumer and Protection Act, beginning in 2018, issuers will be required to disclose the median annual total compensation of all employees except the CEO, the total annual compensation of the CEO or equivalent position, and the ratio between the two amounts. Glass Lewis will display the pay ratio as a data point in our Proxy Papers, as available. While we recognize that the pay ratio has the potential to provide additional insight when assessing a company’s pay practices, at this time it will not be a determinative factor in our voting recommendations. FREQUENCY OF SAY-ON-PAY The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years. We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than an- nually, we will generally recommend that shareholders support annual votes on compensation. VOTE ON GOLDEN PARACHUTE ARRANGEMENTS The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control trans- actions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived. Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements benefits all share- holders. Glass Lewis analyzes each golden parachute arrangement on a case-by-case basis, taking into ac- 40 count, among other items: the nature of the change-in-control transaction, the ultimate value of the payments particularly compared to the value of the transaction, any excise tax gross-up obligations, the tenure and posi- tion of the executives in question before and after the transaction, any new or amended employment agree- ments entered into in connection with the transaction, and the type of triggers involved (i.e., single vs. double). EQUITY-BASED COMPENSATION PLAN PROPOSALS We believe that equity compensation awards, when not abused, are useful for retaining employees and provid- ing an incentive for them to act in a way that will improve company performance. Glass Lewis recognizes that equity-based compensation plans are critical components of a company’s overall compensation program and we analyze such plans accordingly based on both quantitative and qualitative factors. Our quantitative analysis assesses the plan’s cost and the company’s pace of granting utilizing a number of different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight. We compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitaliza- tion (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted. We then consider qualitative aspects of the plan such as plan administration, the method and terms of exer- cise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions. We also closely review the choice and use of, and difficulty in meeting, the awards’ performance metrics and targets, if any. We believe significant changes to the terms of a plan should be explained for shareholders and clearly indicated. Other factors such as a company’s size and operating environment may also be relevant in assessing the severity of concerns or the benefits of certain changes. Finally, we may consider a company’s executive compensation practices in certain situations, as applicable. We evaluate equity plans based on certain overarching principles: • Companies should seek more shares only when needed; • Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently); • If a plan is relatively expensive, it should not grant options solely to senior executives and board members; • Dilution of annual net share count or voting power, along with the “overhang” of incentive plans, should be limited; • Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group; • The expected annual cost of the plan should be proportional to the business’s value; 41

• The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results; • Plans should not permit re-pricing of stock options; • Plans should not contain excessively liberal administrative or payment terms; • Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers; • Selected performance metrics should be challenging and appropriate, and should be subject to rela- tive performance measurements; and • Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sus- tainable performance and promote retention. OPTION EXCHANGES AND REPRICING Glass Lewis is firmly opposed to the repricing of employee and director options regardless of how it is ac- complished. Employees should have some downside risk in their equity-based compensation program and repricing eliminates any such risk. As shareholders have substantial risk in owning stock, we believe that the equity compensation of employees and directors should be similarly situated to align their interests with those of shareholders. We believe this will facilitate appropriate risk- and opportunity-taking for the company by employees. We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substan- tially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration. In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck. There is one circumstance in which a repricing or option exchange program may be acceptable: if macroeco- nomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to con- clude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will recommend supporting a repricing if the following conditions are true: • Officers and board members cannot participate in the program; • The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude; • The exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; • The vesting requirements on exchanged or repriced options are extended beyond one year; • Shares reserved for options that are reacquired in an option exchange will permanently retire (i.e., will not be available for future grants) so as to prevent additional shareholder dilution in the future; and 42

• Management and the board make a cogent case for needing to motivate and retain existing employ- ees, such as being in a competitive employment market. OPTION BACKDATING, SPRING-LOADING AND BULLET-DODGING Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egre- gious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return. Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the op- tion. Since 2006, Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants. Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of mate- rial, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information. The exercise price for an option is determined on the day of grant, providing the recipient with the same mar- ket risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares. A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option back- dating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and gover- nance practices.48 Where a company granted backdated options to an executive who is also a director, Glass Lewis will recom- mend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders. Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recom- mending voting against members of the audit committee who served when options were backdated, a re- statement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the com- pany’s financial reports. When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging. 48 Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006. 43

DIRECTOR COMPENSATION PLANS Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. However, a balance is required. Fees should be competitive in order to retain and attract qualified individuals, but excessive fees represent a financial cost to the company and potentially compromise the objectivity and independence of non-employee directors. We will consider recommending support for compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, to ensure directors are not incentivized in the same manner as executives but rather serve as a check on im- prudent risk-taking in executive compensation plan design, equity grants to directors should not be perfor- mance-based. Where an equity plan exclusively or primarily covers non-employee directors as participants, we do not believe that the plan should provide for performance-based awards in any capacity. When non-employee director equity grants are covered by the same equity plan that applies to a company’s broader employee base, we will use our propriety model and analyst review of this model to guide our voting recommendations. If such a plan broadly allows for performance-based awards to directors or explicitly pro- vides for such grants, we may recommend against the overall plan on this basis, particularly if the company has granted performance-based awards to directors in past. EMPLOYEE STOCK PURCHASE PLANS Glass Lewis believes that employee stock purchase plans (“ESPPs”) can provide employees with a sense of ownership in their company and help strengthen the alignment between the interests of employees and share- holders. We evaluate ESPPs by assessing the expected discount, purchase period, expected purchase activity (if previous activity has been disclosed) and whether the plan has a “lookback” feature. Except for the most extreme cases, Glass Lewis will generally support these plans given the regulatory purchase limit of $25,000 per employee per year, which we believe is reasonable. We also look at the number of shares requested to see if a ESPP will significantly contribute to overall shareholder dilution or if shareholders will not have a chance to approve the program for an excessive period of time. As such, we will generally recommend against ESPPs that contain “evergreen” provisions that automatically increase the number of shares available under the ESPP each year. EXECUTIVE COMPENSATION TAX DEDUCTIBILITY — AMENDMENT TO IRS 162(M) The “Tax Cut and Jobs Act” had significant implications on Section 162(m) of the Internal Revenue Code, a pro- vision that allowed companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, if the compensation is performance-based and is paid under shareholder-approved plans. Glass Lewis does not generally view amendments to equity plans and changes to compensation programs in response to the elimination of tax deductions under 162(m) as problematic. This specifically holds true if such modifications contribute to the maintenance of a sound performance-based compensation program. As grandfathered contracts may continue to be eligible for tax deductions under the transition rule for Section 162(m), companies may therefore submit incentive plans for shareholder approval to take of advantage of the tax deductibility afforded under 162(m) for certain types of compensation. We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maxi- mum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers. We typically recommend voting against a 162(m) proposal where: (i) a company fails to provide at least a list of performance targets; (ii) a company fails to provide one of either a total maximum or an individual maxi- mum; or (iii) the proposed plan or individual maximum award limit is excessive when compared with the plans of the company’s peers. 44

The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-perfor- mance model) also plays a role in our recommendation. Where a company has a record of setting reason- able pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance. As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them. 45

Governance Structure and the Shareholder Franchise ANTI-TAKEOVER MEASURES POISON PILLS (SHAREHOLDER RIGHTS PLANS) Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an oppor- tunity to consider any offer for their shares, especially those at a premium. We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests. In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular ob- jective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes: • The form of offer is not required to be an all-cash transaction; • The offer is not required to remain open for more than 90 business days; • The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms; • There is no fairness opinion requirement; and • There is a low to no premium requirement. Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer. NOL POISON PILLS Similarly, Glass Lewis may consider supporting a limited poison pill in the event that a company seeks share- holder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 46 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”49 In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the com- mon 15% or 20% thresholds, with some NOL pill triggers as low as 5%. Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/ or shareholder ratification. In many cases, companies will propose the adoption of bylaw amendments specifi- cally restricting certain share transfers, in addition to proposing the adoption of a NOL pill. In general, if we support the terms of a particular NOL pill, we will generally support the additional protective amendment in the absence of significant concerns with the specific terms of that proposal. Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or re- newal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was ad- opted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification. FAIR PRICE PROVISIONS Fair price provisions, which are rare, require that certain minimum price and procedural requirements be ob- served by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority shareholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of ”continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions. The effect of a fair price provision is to require approval of any merger or business combination with an “in- terested shareholder” by 51% of the voting stock of the company, excluding the shares held by the interested shareholder. An interested shareholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary. Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested shareholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the poten- tial costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time. Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a take- over situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent direc- tors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions. 49 Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses. 47

QUORUM REQUIREMENTS Glass Lewis believes that a company’s quorum requirement should be set at a level high enough to ensure that a broad range of shareholders are represented in person or by proxy, but low enough that the company can transact necessary business. Companies in the U.S. are generally subject to quorum requirements under the laws of their specific state of incorporation. Additionally, those companies listed on the NASDAQ Stock Market are required to specify a quorum in their bylaws, provided however that such quorum may not be less than one-third of outstanding shares. Prior to 2013, the New York Stock Exchange required a quorum of 50% for listed companies, although this requirement was dropped in recognition of individual state requirements and potential confusion for issuers. Delaware, for example, required companies to provide for a quorum of no less than one-third of outstanding shares; otherwise such quorum shall default to a majority. We generally believe a majority of outstanding shares entitled to vote is an appropriate quorum for the trans- action of business at shareholder meetings. However, should a company seek shareholder approval of a lower quorum requirement we will generally support a reduced quorum of at least one-third of shares entitled to vote, either in person or by proxy. When evaluating such proposals, we also consider the specific facts and circumstances of the company, such as size and shareholder base. DIRECTOR AND OFFICER INDEMNIFICATION While Glass Lewis strongly believes that directors and officers should be held to the highest standard when carrying out their duties to shareholders, some protection from liability is reasonable to protect them against certain suits so that these officers feel comfortable taking measured risks that may benefit shareholders. As such, we find it appropriate for a company to provide indemnification and/or enroll in liability insurance to cover its directors and officers so long as the terms of such agreements are reasonable. REINCORPORATION In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treat- ment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction. However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the further- ance of shareholder rights. We believe shareholders are generally better served by proposing specific share- holder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced share- holder rights, Glass Lewis examines the significant ways would the company benefit from shifting jurisdictions including the following: • Is the board sufficiently independent? • Does the company have anti-takeover protections such as a poison pill or classified board in place? • Has the board been previously unresponsive to shareholders (such as failing to implement a share- holder proposal that received majority shareholder support)? • Do shareholders have the right to call special meetings of shareholders? • Are there other material governance issues of concern at the company? • Has the company’s performance matched or exceeded its peers in the past one and three years? 48

• How has the company ranked in Glass Lewis’ pay-for-performance analysis during the last three years? • Does the company have an independent chair? We note, however, that we will only support shareholder proposals to change a company’s place of incorpora- tion in exceptional circumstances. EXCLUSIVE FORUM AND FEE-SHIFTING BYLAW PROVISIONS Glass Lewis recognizes that companies may be subject to frivolous and opportunistic lawsuits, particularly in conjunction with a merger or acquisition, that are expensive and distracting. In response, companies have sought ways to prevent or limit the risk of such suits by adopting bylaws regarding where the suits must be brought or shifting the burden of the legal expenses to the plaintiff, if unsuccessful at trial. Glass Lewis believes that charter or bylaw provisions limiting a shareholder’s choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single juris- diction (e.g., Delaware) without compelling evidence that it will benefit shareholders. For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the provi- sion would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; (iii) narrowly tailors such provision to the risks involved; and (iv) maintains a strong record of good corporate governance practices. Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled pro- visions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the chair of the governance committee for bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines). Similarly, some companies have adopted bylaws requiring plaintiffs who sue the company and fail to receive a judgment in their favor pay the legal expenses of the company. These bylaws, also known as “fee-shifting” or “loser pays” bylaws, will likely have a chilling effect on even meritorious shareholder lawsuits as sharehold- ers would face an strong financial disincentive not to sue a company. Glass Lewis therefore strongly opposes the adoption of such fee-shifting bylaws and, if adopted without shareholder approval, will recommend vot- ing against the governance committee. While we note that in June of 2015 the State of Delaware banned the adoption of fee-shifting bylaws, such provisions could still be adopted by companies incorporated in other states. AUTHORIZED SHARES Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock: 1. Stock Split — We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the com- pany’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock. 49

2. Shareholder Defenses — Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typi- cally against such defenses and will oppose actions intended to bolster such defenses. 3. Financing for Acquisitions — We look at whether the company has a history of using stock for ac- quisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy. 4. Financing for Operations — We review the company’s cash position and its ability to secure fi- nancing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital. Issuing additional shares generally dilutes existing holders in most circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deter- rent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares. Similar concerns may also lead us to rec- ommend against a proposal to conduct a reverse stock split if the board does not state that it will reduce the number of authorized common shares in a ratio proportionate to the split. While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unal- located shares available for any purpose. ADVANCE NOTICE REQUIREMENTS We typically recommend that shareholders vote against proposals that would require advance notice of share- holder proposals or of director nominees. These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders. We believe shareholders should be able to review and vote on all proposals and director nominees. Sharehold- ers can always vote against proposals that appear with little prior notice. Shareholders, as owners of a busi- ness, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes. VIRTUAL SHAREHOLDER MEETINGS A relatively small but growing contingent of companies have elected to hold shareholder meetings by virtual means only. Glass Lewis believes that virtual meeting technology can be a useful complement to a traditional, in-person shareholder meeting by expanding participation of shareholders who are unable to attend a share- holder meeting in person (i.e. a “hybrid meeting”). However, we also believe that virtual-only meetings have the potential to curb the ability of a company’s shareholders to meaningfully communicate with the company’s management. Prominent shareholder rights advocates, including the Council of Institutional Investors, have expressed con- cerns that such virtual-only meetings do not approximate an in-person experience and may serve to reduce 50 the board’s accountability to shareholders. When analyzing the governance profile of companies that choose to hold virtual-only meetings, we look for robust disclosure in a company’s proxy statement which assures shareholders that they will be afforded the same rights and opportunities to participate as they would at an in-person meeting. Examples of effective disclosure include: (i) addressing the ability of shareholders to ask questions during the meeting, including time guidelines for shareholder questions, rules around what types of questions are al- lowed, and rules for how questions and comments will be recognized and disclosed to meeting participants; (ii) procedures, if any, for posting appropriate questions received during the meeting and the company’s an- swers, on the investor page of their website as soon as is practical after the meeting; (iii) addressing techni- cal and logistical issues related to accessing the virtual meeting platform; and (iv) procedures for accessing technical support to assist in the event of any difficulties accessing the virtual meeting. We will generally recommend voting against members of the governance committee where the board is plan- ning to hold a virtual-only shareholder meeting and the company does not provide such disclosure. VOTING STRUCTURE DUAL-CLASS SHARE STRUCTURES Glass Lewis believes dual-class voting structures are typically not in the best interests of common sharehold- ers. Allowing one vote per share generally operates as a safeguard for common shareholders by ensuring that those who hold a significant minority of shares are able to weigh in on issues set forth by the board. Furthermore, we believe that the economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have voting rights different from those of other shareholders. On matters of governance and shareholder rights, we believe shareholders should have the power to speak and the opportunity to effect change. That power should not be concentrated in the hands of a few for reasons other than economic stake. We generally consider a dual-class share structure to reflect negatively on a company’s overall corporate gov- ernance. Because we believe that companies should have share capital structures that protect the interests of non-controlling shareholders as well as any controlling entity, we typically recommend that shareholders vote in favor of recapitalization proposals to eliminate dual-class share structures. Similarly, we will generally recommend against proposals to adopt a new class of common stock. With regards to our evaluation of corporate governance following an IPO or spin-off within the past year, we will now include the presence of dual-class share structures as an additional factor in determining whether shareholder rights are being severely restricted indefinitely. When analyzing voting results from meetings of shareholders at companies controlled through dual-class structures, we will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. Where vote results indicate that a majority of unaffiliated shareholders supported a shareholder proposal or opposed a management proposal, we believe the board should demonstrate an appropriate level of responsiveness. CUMULATIVE VOTING Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likeli- hood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more share- holders who control a majority-voting block of company stock. 51

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders. We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at com- panies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting. Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted anti-takeover protections and has been responsive to shareholders. Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes. SUPERMAJORITY VOTE REQUIREMENTS Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders. TRANSACTION OF OTHER BUSINESS We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discre- tion is unwise. ANTI-GREENMAIL PROPOSALS Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain share- holder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback. MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a show- ing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas: 52

• The terms of any amended advisory or sub-advisory agreement; • Any changes in the fee structure paid to the investment advisor; and • Any material changes to the fund’s investment objective or strategy. We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement or fund reorganization. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Fur- thermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund. In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amend- ments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally purchased, and which could therefore poten- tially negatively impact some investors’ diversification strategies. REAL ESTATE INVESTMENT TRUSTS The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts (“REITs”) provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the “100 Shareholder Test”) and no more than 50% of the value of its shares can be held by five or fewer individuals (the “5/50 Test”). At least 75% of a REITs’ assets must be in real estate, it must derive 75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as divi- dends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity. In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the com- plexities of REITs as an asset class, Glass Lewis applies a highly nuanced approach in our evaluation of REIT proposals, especially regarding changes in authorized share capital, including preferred stock. PREFERRED STOCK ISSUANCES AT REITS Glass Lewis is generally against the authorization of preferred shares that allows the board to determine the preferences, limitations and rights of the preferred shares (known as “blank-check preferred stock”). We be- lieve that granting such broad discretion should be of concern to common shareholders, since blank-check preferred stock could be used as an antitakeover device or in some other fashion that adversely affects the voting power or financial interests of common shareholders. However, given the requirement that a REIT must distribute 90% of its net income annually, it is inhibited from retaining capital to make investments in its busi- ness. As such, we recognize that equity financing likely plays a key role in a REIT’s growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that most REITs maintain ownership limitations in their certificates of incorporation. For these reasons, along with the fact that REITs typically do not engage in private placements of preferred stock (which result in the rights of common shareholders being adversely impacted), we may sup- port requests to authorize shares of blank-check preferred stock at REITs. 53

BUSINESS DEVELOPMENT COMPANIES Business Development Companies (“BDCs”) were created by the U.S. Congress in 1980; they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies (“RICs”) under the Internal Revenue Code. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs—the most evident of which is that BDCs must distribute at least 90% of their taxable earnings as dividends. AUTHORIZATION TO SELL SHARES AT A PRICE BELOW NET ASSET VALUE Considering that BDCs are required to distribute nearly all their earnings to shareholders, they sometimes need to offer additional shares of common stock in the public markets to finance operations and acquisitions. However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below Net Asset Value (“NAV”). Glass Lewis evaluates these proposals using a case-by-case approach, but will rec- ommend supporting such requests if the following conditions are met: • The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e. the meeting date); • The proposed discount below NAV is minimal (ideally no greater than 20%); • The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the company’s then-outstanding common stock prior to the issuance); and • A majority of the company’s independent directors who do not have a financial interest in the issu- ance approve the sale. In short, we believe BDCs should demonstrate a responsible approach to issuing shares below NAV, by proac- tively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and explaining if and how the company’s past below-NAV share issuances have benefitted the company. AUDITOR RATIFICATION AND BELOW-NAV ISSUANCES When a BDC submits a below-NAV issuance for shareholder approval, we will refrain from recommending against the audit committee chair for not including auditor ratification on the same ballot. Because of the unique way these proposals interact, votes may be tabulated in a manner that is not in shareholders’ interests. In cases where these proposals appear on the same ballot, auditor ratification is generally the only “routine proposal,” the presence of which triggers a scenario where broker non-votes may be counted toward share- holder quorum, with unintended consequences. Under the 1940 Act, below-NAV issuance proposals require relatively high shareholder approval. Specifically, these proposals must be approved by the lesser of: (i) 67% of votes cast if a majority of shares are represented at the meeting; or (ii) a majority of outstanding shares. Meanwhile, any broker non-votes counted toward quorum will automatically be registered as “against” votes for purposes of this proposal. The unintended re- sult can be a case where the issuance proposal is not approved, despite sufficient voting shares being cast in favor. Because broker non-votes result from a lack of voting instruction by the shareholder, we do not believe shareholders’ ability to weigh in on the selection of auditor outweighs the consequences of failing to approve an issuance proposal due to such technicality. 54

Shareholder Initiatives Glass Lewis generally believes decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, are best left to management and the board as they in almost all cases have more and better information about company strategy and risk. However, when there is a clear link between the subject of a shareholder proposal and value enhancement or risk mitigation, Glass Lewis will recommend in favor of a reasonable, well-crafted shareholder proposal where the company has failed to or inadequately addressed the issue. We believe that shareholders should not attempt to micromanage a company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the busi- ness and its owners, and hold directors accountable for management and policy decisions through board elec- tions. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value. To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting pro- posals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director ac- countability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance, as well as those that promote more and better disclosure of relevant risk factors where such disclosure is lacking or inadequate. ENVIRONMENTAL, SOCIAL & GOVERNANCE INITIATIVES For a detailed review of our policies concerning compensation, environmental, social and governance share- holder initiatives, please refer to our comprehensive Proxy Paper Guidelines for Shareholder Initiatives, avail- able at www.glasslewis.com. DISCLAIMER This document is intended to provide an overview of Glass Lewis’ proxy voting policies and guidelines. It is not intended to be exhaustive and does not address all potential voting issues. Additionally, none of the information contained herein should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers and review of relevant studies and surveys, and has not been tailored to any specific person. No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on or inability to use any such information. Glass Lewis expects its subscribers possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document. All information contained in this report is protected by law, including but not limited to, copyright law, and none of such information may be copied or otherwise reproduced, repackaged, further transmitted, transferred, disseminated, redistributed or resold, or stored for subsequent use for any such purpose, in whole or in part, in any form or manner or by any means whatsoever, by any person without Glass Lewis’ prior written consent. © 2018 Glass, Lewis & Co., Glass Lewis Europe, Ltd., and CGI Glass Lewis Pty Ltd. (collectively, “Glass Lewis”). All Rights Reserved. 55

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INTERNATIONAL PROXY PAPER POLICY GUIDELINES AN OVERVIEW OF THE GLASS LEWIS APPROACH TO PROXY ADVICE JANUARY 1, 2019

SUMMARY OF CHANGES FOR THE 2019 INTERNATIONAL PROXY PAPER GUIDELINES Following is a summary of the significant changes to the 2019 International Proxy Paper Policy Guidelines: BOARD INDEPENDENCE: We have clarified that while we typically support the election of independent directors, we may recommend voting against affiliated directors where the board is not sufficiently independent in accordance with market best practice standards. Where the board and key committees are sufficiently independent, we do not necessarily recommend voting against a CFO who serves on the board. BOARD REFRESHMENT: We have added a discussion of our views on board tenure and refreshment. While we believe that a director’s experience is beneficial, we also recognize that an absence of board refreshment can lead to complacency and poor performance. Where we identify significant performance or governance concerns and see no evidence of board refreshment, we may recommend voting against directors with a lengthy tenure. BOARD DIVERSITY: We have added a discussion of our views on board diversity. We believe boards should strive to have an adequate balance of gender, skills and experience on the board. However, we generally do not base voting recommendations solely on strict gender quotas. Where a board fails to address material concerns regarding the diversity of directors, will consider recommending voting against the chair of the nominating committee. AUDITOR TENURE: We have amended our policy on the appointment of auditors to state that we take into account lengthy auditor tenure, when coupled with any ongoing litigation or significant controversies that may call into question the quality of the audit, when making recommendations on the reappointment of the auditor. EXECUTIVE PAY: We have updated our policy to state that we will take into consideration excessive increases in fixed pay entitlements, such as salaries or pensions, when making voting recommendations on executive pay proposals. We expect boards to provide a compelling justification for such pay increases. SUPERMAJORITY VOTING REQUIREMENTS: We have clarified that while we continue to support simple majority voting requirements, we may recommend supporting supermajority voting requirements where they are specifically intended to protect minority shareholder rights in a controlled company. 1

I. ELECTION OF DIRECTORS Board of Directors Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically include some independent directors (the percentage will vary by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint directors with a breadth and depth of experience. Board Composition When companies disclose sufficient relevant information, we look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member. Where the company does not disclose the names or backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence, performance or skills we will consider recommending abstaining on the directors’ election. We recommend voting in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation. We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the three-five years prior to the inquiry are usually considered to be “current” for purposes of this test. In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 10-20% or more of the company’s voting stock. We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. Although we typically vote for the election of independent directors, we will recommend voting against directors for the following reasons:  A director who attends less than 75% of the board and applicable committee meetings. 2

 A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.  An affiliated director where the board is not sufficiently independent in accordance with market best practice standards. We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:   Director who presently sits on an excessive number of boards.  Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.  Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.  Director with an interlocking directorship. Slate Elections In some countries, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of each individual director, but rather are limited to voting for or against the board as a whole. If significant issues exist concerning one or more of the nominees or in markets where directors are generally elected individually, we will recommend voting against the entire slate of directors. Board Committee Composition We believe that independent directors should serve on a company’s audit, compensation, nominating and governance committees. We will support boards with such a structure and encourage change where this is not the case. Review of Risk Management Controls We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis. Classified Boards Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders. 3

Board Tenure and Refreshment Glass Lewis strongly supports routine director evaluation, including independent external reviews, and periodic board refreshment to foster the sharing of diverse perspectives in the boardroom and the generation of new ideas and business strategies. In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. This said, we recognize a lack of refreshment can contribute to a lack of board responsiveness to poor company performance. We may consider recommending voting against directors with a lengthy tenure (e.g. over 12 years) when we identify significant performance or governance concerns indicating that a fresh perspective would be beneficial and we find no evidence of board refreshment. Board Diversity While Glass Lewis values the importance of board diversity, believing there are a number of benefits from having individuals with a variety of backgrounds serving on boards, we generally do not base voting recommendations solely on strict gender quotas. Moreover, we consider the diversity of skills and experience of directors when evaluating board diversity. If a board has failed to address material concerns regarding the mix of skills and experience of the non- executive directors or when it fails to meet legal requirements or the best practice standard prevalent in the market for gender quotas and has not disclosed any cogent explanation or plan regarding its approach to board diversity, we will consider recommending voting against the chair of the nominating committee. Board Responsiveness Glass Lewis believes that any time 20% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders, particularly in the case of a compensation or director election proposal. While the 20% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g., to recommend against a director nominee, against a remuneration proposal, etc.), it will be a contributing factor to recommend a vote against management's recommendation in the event we determine that the board did not respond appropriately. As a general framework, our evaluation of board responsiveness involves a review of the publicly available disclosures released following the date of the company's last annual meeting up through the publication date of our most current Proxy Paper. 4

II. FINANCIAL REPORTING Accounts and Reports Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting. We will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports. However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of our report, we will recommend that shareholders abstain from voting on this proposal. Income Allocation (Distribution of Dividends) In many countries, companies must submit the allocation of income for shareholder approval. We will generally recommend voting for such a proposal. However, we will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers and the company has not provided a satisfactory explanation. Appointment of Auditors and Authority to Set Fees We believe that role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders. We generally support management’s recommendation regarding the selection of an auditor and support granting the board the authority to fix auditor fees except in cases where we believe the independence of an incumbent auditor or the integrity of the audit has been compromised. However, we recommend voting against ratification of the auditor and/or authorizing the board to set auditor fees for the following reasons:  When audit fees added to audit-related fees total less than one-half of total fees.  When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).  When the company has aggressive accounting policies.  When the company has poor disclosure or lack of transparency in financial statements.  When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.  When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.  Where the auditor’s tenure is lengthy (e.g. over 10 years) and when we identify any ongoing litigation or significant controversies which call into question an auditor's effectiveness 5

III. COMPENSATION Compensation Report/Compensation Policy We closely review companies’ remuneration practices and disclosure as outlined in company filings to evaluate management-submitted advisory compensation report and policy vote proposals. In evaluating these proposals, which can be binding or non-binding depending on the country, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of remuneration in comparison to company performance and that of its peers. We will usually recommend voting against approval of the compensation report or policy when the following occur:  Gross disconnect between pay and performance;  Performance goals and metrics are inappropriate or insufficiently challenging;  Lack of disclosure regarding performance metrics and goals as well as the extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking;  Excessive discretion afforded to or exercised by management or the compensation committee to deviate from defined performance metrics and goals in making awards;  Ex gratia or other non-contractual payments have been made and the reasons for making the payments have not been fully explained or the explanation is unconvincing;  Guaranteed bonuses are established;  There is no clawback policy;  Egregious or excessive bonuses, equity awards or severance payments;  Excessive increases (e.g. over 10%) in fixed payments such as salary or pension entitlements that are not adequately justified Long-Term Incentive Plans Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an employee’s pay to a company’s performance, thereby aligning their interests with those of shareholders. Tying a portion of an employee’s compensation to the performance of the Company provides an incentive to maximize share value. In addition, equity-based compensation is an effective way to attract, retain and motivate key employees. In order to allow for meaningful shareholder review, we believe that incentive programs should generally include: (i) specific and appropriate performance goals; (ii) a maximum award pool; and (iii) a maximum award amount per employee. In addition, the payments made should be reasonable relative to the performance of the business and total compensation to those covered by the plan should be in line with compensation paid by the Company’s peers. Performance-Based Equity Compensation Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. While we do not believe that equity-based compensation plans for all employees need to be based on overall company performance, we do support such limitations for grants to senior executives (although even some equity-based compensation of 6 senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment). Boards often argue that such a proposal would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would still attract executives who believe in their ability to guide the company to achieve its targets. We generally recommend that shareholders vote in favor of performance-based option requirements. There should be no retesting of performance conditions for all share- and option- based incentive schemes. We will generally recommend that shareholders vote against performance-based equity compensation plans that allow for re-testing. Director Compensation Glass Lewis believes that non-employee directors should receive appropriate types and levels of compensation for the time and effort they spend serving on the board and its committees. Director fees should be reasonable in order to retain and attract qualified individuals. We support compensation plans that include non performance-based equity awards. Glass Lewis compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue. Retirement Benefits for Directors We will typically recommend voting against proposals to grant retirement benefits to non- executive directors. Such extended payments can impair the objectivity and independence of these board members. Directors should receive adequate compensation for their board service through initial and annual fees. Limits on Executive Compensation As a general rule, Glass Lewis believes that shareholders should not seek to micromanage executive compensation programs. Such matters should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as an appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue. Further, we believe that companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives sustainable growth. However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a chief executive’s pay is capped at a low level rather than flexibly tied to the performance of the company. 7

IV. GOVERNANCE STRUCTURE Amendments to the Articles of Association We will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. We are opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits. In such cases, we will analyze each change individually and will recommend voting for the proposal only when we believe that the amendments on balance are in the best interests of shareholders. Anti-Takeover Measures Dual-Class Share Structures Glass Lewis believes dual-class voting structures are typically not in the best interests of common shareholders. We believe the economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have voting rights different from those of other shareholders. We generally consider a dual-class share structure to reflect negatively on a company's overall corporate governance. Because we believe that allowing one vote per share best protects the interests of shareholders, we typically recommend that shareholders vote in favor of recapitalization proposals to eliminate dual-class share structures. Similarly, we will generally recommend voting against proposals to adopt a new class of common stock. Poison Pills (Shareholder Rights Plans) Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation. In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause. Supermajority Vote Requirements Glass Lewis favors a simple majority voting structure except where a supermajority voting requirement is explicitly intended to protect the rights of minority shareholders in a controlled company. In the case of non-controlled companies, supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to their interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business. Increase in Authorized Shares Glass Lewis believes that having adequate capital stock available for issuance is important to the operation of a company. We will generally support proposals when a company could reasonably 8 use the requested shares for financing, stock splits and stock dividends. While we believe that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose. In general, we will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding. Issuance of Shares Issuing additional shares can dilute existing holders in some circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares requested are excessive, we typically recommend against the issuance. In the case of a private placement, we will also consider whether the company is offering a discount to its share price. In general, we will support proposals to issue shares (with pre-emption rights) when the requested increase is the lesser of (i) the unissued ordinary share capital; or (ii) a sum equal to one-third of the issued ordinary share capital. This authority should not exceed five years. In some countries, if the proposal contains a figure greater than one-third, the company should explain the nature of the additional amounts. We will also generally support proposals to suspend pre-emption rights for a maximum of 5-20% of the issued ordinary share capital of the company, depending on best practice in the country in which the company is located. This authority should not exceed five years, or less for some countries. Repurchase of Shares We will recommend voting in favor of a proposal to repurchase shares when the plan includes the following provisions: (i) a maximum number of shares which may be purchased (typically not more than 15% of the issued share capital); and (ii) a maximum price which may be paid for each share (as a percentage of the market price). that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board. 9

V. ENVIRONMENTAL AND SOCIAL RISK Glass Lewis generally believes decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, are best left to management and the board as they in almost all cases have more and better information about company strategy and risk. However, when there is a clear link between the subject of a shareholder proposal and value enhancement or risk mitigation, Glass Lewis will recommend in favor of such proposal where the company has failed to or inadequately addressed the issue. We strongly feel that shareholders should not attempt to micromanage the company, its business or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and hold directors accountable through the election of directors. To this end, we examine the circumstances at each company on a case-by-case basis. We thoroughly research each firm, using publicly available information, such as annual reports, sustainability reports, companies’ websites, NGO websites, and news sources. When we identify situations where shareholder value may be at risk, we will note our concerns in the relevant section of the Proxy Paper analysis as well as in any applicable shareholder proposals. Though relatively rare, should a shareholder proposal seek action on a specific ESG issue, Glass Lewis will recommend voting in favor of such a proposal when we believe its implementation will enhance or protect shareholder value. We will also recommend voting in favor of a proposal if we believe supporting such proposal will promote disclosure of significant risk exposure. In limited cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, we will recommend shareholders vote against: (i) ratification of board and/or management acts; (ii) approving a company’s accounts and reports and/or; (iii) directors (in egregious cases). 10

PART C: OTHER INFORMATION

Item 28.	Exhibits:

(a)	Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 2,287, filed with the Securities and Exchange Commission (“SEC”) on April 25, 2016.
(b)	Amended and Restated Bylaws of the Trust, incorporated by reference to Post-Effective Amendment No. 2,287, filed with the SEC on April 25, 2016.
(c)	Not applicable.
(d)(1)
Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to VanEck Vectors—Gold Miners ETF), incorporated by reference to Pre-Effective Amendment No. 3, filed with the SEC on April 28, 2006.

(d)(2)
Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to all non-unitary fee portfolios except for VanEck Vectors—Gold Miners ETF), incorporated by reference to Post-Effective Amendment No. 2, filed with the SEC on October 6, 2006.

(d)(3)
Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to all unitary fee portfolios), incorporated by reference to Post-Effective Amendment No. 174, filed with the SEC on August 27, 2010.

(d)(4)	Not applicable.
(d)(5)
Form of Amended and Restated Sub-Investment Advisory Agreement between China Asset Management (Hong Kong) Limited and Van Eck Associates Corporation, incorporated by reference to Post-Effective Amendment No. 2,457, filed with the SEC on January 26, 2017.

(d)(6)	Not applicable.
(d)(7)	Not applicable.
(d)(8)
Form of Investment Management Agreement between the Trust and Van Eck Absolute Return Advisers Corporation (with respect to VanEck Vectors Dynamic Put Write ETF and VanEck Vectors Long/Flat Commodity ETF), incorporated by reference to Post-Effective Amendment No. 2,457, filed with the SEC on January 26, 2017.

(e)(1)	Form of Distribution Agreement between the Trust and Van Eck Securities Corporation, incorporated by reference to Pre-Effective Amendment No. 4, filed with the SEC on May 11, 2006.
(e)(2)	Form of Participant Agreement, incorporated by reference to Pre-Effective Amendment No. 3, filed with the SEC on April 28, 2006.
(f)	Not applicable.
(g)	Form of Custody Agreement between the Trust and The Bank of New York, incorporated by reference to Pre-Effective Amendment No. 3, filed with the SEC on April 28, 2006.
(h)(1)	Form of Fund Accounting Agreement between the Trust and The Bank of New York, incorporated by reference to Pre-Effective Amendment No. 3, filed with the SEC on April 28, 2006.
(h)(2)	Form of Transfer Agency and Service Agreement between the Trust and The Bank of New York, incorporated by reference to Pre-Effective Amendment No. 3, filed with the SEC on April 28, 2006.
(h)(3)	Form of Sublicense Agreement between the Trust and the Van Eck Associates Corporation, incorporated by reference to Pre-Effective Amendment No. 3, filed with the SEC on April 28, 2006.

(i)(1)
Opinion and Consent of Clifford Chance US LLP (with respect to VanEck Vectors Environmental Services ETF (f/k/a Market Vectors—Environmental Services ETF), VanEck Vectors Gold Miners ETF (f/k/a Market Vectors—Gold Miners ETF) and VanEck Vectors Steel ETF (f/k/a Market Vectors—Steel ETF)), incorporated by reference to Post-Effective Amendment No. 2, filed with the SEC on October 6, 2006.

(i)(2)
Opinion of Clifford Chance US LLP (with respect to VanEck Vectors Low Carbon Energy ETF (f/k/a VanEck Vectors Global Alternative Energy ETF and Market Vectors—Global Alternative Energy ETF) and VanEck Vectors Russia ETF (f/k/a Market Vectors—Russia ETF)), incorporated by reference to Post-Effective Amendment No. 5, filed with the SEC on April 9, 2007.

(i)(3)
Opinion of Clifford Chance US LLP (with respect to VanEck Vectors Agribusiness ETF (f/k/a Market Vectors—Agribusiness ETF) and VanEck Vectors Uranium+Nuclear Energy ETF (f/k/a Market Vectors~~—~~Nuclear Energy ETF)), incorporated by reference to Post-Effective Amendment No. 9, filed with the SEC on July 30, 2007.

(i)(4)
Opinion of Clifford Chance US LLP (with respect to VanEck Vectors AMT-Free Intermediate Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free Intermediate Municipal ETF), VanEck Vectors AMT-Free Long Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free Long Municipal ETF), VanEck Vectors AMT-Free Short Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free Short Municipal ETF), VanEck Vectors High-Yield Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers High Yield Municipal ETF), VanEck Vectors California Long Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free California Long Municipal ETF) and VanEck Vectors New York Long Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free New York Long Municipal ETF)), incorporated by reference to Post-Effective Amendment No. 14 filed with the SEC on November 2, 2007.

(i)(5)
Opinion of Clifford Chance US LLP (with respect to VanEck Vectors Coal ETF (f/k/a Market Vectors—Coal ETF) and VanEck Vectors Gaming ETF (f/k/a Market Vectors—Gaming ETF)), incorporated by reference to Post-Effective Amendment No. 17, filed with the SEC on December 31, 2007.

(i)(6)
Opinion of Clifford Chance US LLP (with respect to VanEck Vectors Massachusetts Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free Massachussets Municipal Index ETF), VanEck Vectors New Jersey Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free New Jersey Municipal ETF), VanEck Vectors Ohio Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free Ohio Municipal ETF), VanEck Vectors Pennsylvania Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free Pennsylvania Municipal ETF)), incorporated by reference to Post-Effective Amendment No. 21, filed with the SEC on February 15, 2008.

(i)(7)
Opinion of Clifford Chance US LLP (with respect to VanEck Vector Natural Resources ETF (f/k/a Market Vectors—RVE Hard Assets Producers ETF and Market Vectors—Hard Assets Producers ETF) and VanEck Vectors Solar Energy ETF (f/k/a Market Vectors—Solar Energy ETF), incorporated by reference to Post-Effective Amendment No. 23, filed with the SEC on April 21, 2008.

(i)(8)
Opinion and Consent of Clifford Chance US LLP with respect to VanEck Vectors Africa Index ETF (f/k/a Market Vectors—Africa ETF), VanEck Vectors Emerging Europe ex-Russia ETF (f/k/a Market Vectors—Emerging Eurasia Index ETF), VanEck Vectors Global Frontier Index ETF (f/ka/ Market Vectors—Global Frontier ETF Index and VanEck Vectors Gulf States Index ETF (f/k/a Market Vectors—Gulf States Index ETF)), incorporated by reference to Post-Effective Amendment No. 26, filed with SEC on July 8, 2008.

(i)(9)
Consent of Clifford Chance US LLP (with respect to VanEck Vectors High-Yield Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers High Yield Municipal Index ETF)), incorporated by reference to Post-Effective Amendment No. 27, filed with the SEC on August 8, 2008.

(i)(10)
Opinion and Consent of Clifford Chance US LLP (with respect to VanEck Vectors Indonesia Index ETF (f/k/a Market Vectors Indonesia Index ETF)), incorporated by reference to Post-Effective Amendment No. 34, filed with the SEC on November 25, 2008.

(i)(11)
Opinion and Consent of Clifford Chance US LLP (with respect to VanEck Vectors Vietnam ETF (f/k/a Market Vectors Vietnam ETF)), incorporated by reference to Post-Effective Amendment No. 35, filed with the SEC on December 23, 2008.

(i)(12)
Opinion and Consent of Clifford Chance US LLP (with respect to VanEck Vectors Pre-Refunded Municipal Index ETF (f/k/a Market Vectors Pre-Refunded Municipal Index ETF)), incorporated by reference to Post-Effective Amendment No. 36, filed with the SEC on January 28, 2009.

(i)(13)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Egypt Index ETF (f/k/a Market Vectors Egypt Index ETF)), incorporated by reference to Post-Effective Amendment No. 111, filed with the SEC on February 16, 2010.

(i)(14)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors ChinaAMC CSI 300 ETF (f/k/a Market Vectors China ETF)), incorporated by reference to Post-Effective Amendment No. 79, filed with the SEC on September 4, 2009.

(i)(15)
Opinion and Consent of Clifford Chance US LLP (with respect to VanEck Vectors Brazil Small-Cap ETF (f/k/a Market Vectors Brazil Small-Cap ETF)), incorporated by reference to Post-Effective Amendment No. 49, filed with the SEC on May 8, 2009.

(i)(16)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Junior Gold Miners ETF (f/k/a Market Vectors Junior Gold Miners ETF)), incorporated by reference to Post-Effective Amendment No. 93, filed with the SEC on November 9, 2009.

(i)(17)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Poland ETF (f/k/a Market Vectors Poland ETF)), incorporated by reference to Post-Effective Amendment No. 97, filed with the SEC on November 20, 2009.

(i)(18)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors India Small-Cap Index ETF (f/k/a Market Vectors India Small-Cap Index ETF)), incorporated by reference to Post-Effective Amendment No. 129, filed with the SEC on April 5, 2010.

(i)(19)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (f/k/a Market Vectors Emerging Markets Local Currency Bond ETF)), incorporated by reference to Post-Effective Amendment No.  153, filed with the SEC on June 28, 2010.

(i)(20)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Investment Grade Floating Rate ETF (f/k/a Market Vectors Investment Grade Floating Rate Bond ETF)), incorporated by reference to Post-Effective Amendment No. 154, filed with the SEC on June 28, 2010.

(i)(21)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Rare Earth/Strategic Metals ETF (f/k/a Market Vectors Rare Earth/Strategic Metals ETF)), incorporated by reference to Post-Effective Amendment No. 203, filed with the SEC on October 22, 2010.

(i)(22)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Emerging Markets Aggregate Bond ETF (f/k/a Market Vectors LatAm Aggregate Bond ETF)), incorporated by reference to Post-Effective Amendment No. 358, filed with the SEC on May 10, 2011.

(i)(23)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Russia Small-Cap ETF (f/k/a Market Vectors Russia Small-Cap ETF)), incorporated by reference to Post-Effective Amendment No. 312, filed with the SEC on April 1, 2011.

(i)(24)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors CEF Municipal Income ETF (f/k/a Market Vectors CEF Municipal Income ETF)), incorporated by reference to Post-Effective Amendment No. 395, filed with the SEC on July 7, 2011.

(i)(25)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Mortgage REIT Income ETF (f/k/a Market Vectors Mortgage REIT Income ETF)), incorporated by reference to Post-Effective Amendment No. 431, filed with the SEC on August 15, 2011.

(i)(26)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors International High Yield Bond ETF (f/k/a Market Vectors International High Yield Bond ETF)), incorporated by reference to Post-Effective Amendment No. 646, filed with the SEC on March 29, 2012.

(i)(27)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors BDC Income ETF (f/k/a Market Vectors BDC Income ETF)), incorporated by reference to Post-Effective Amendment No. 995, filed with the SEC on February 7, 2013.

(i)(28)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Biotech ETF (f/k/a Market Vectors Biotech ETF), VanEck Vectors Oil Services ETF (f/k/a Market Vectors Oil Services ETF), VanEck Vectors Pharmaceutical ETF (f/k/a Market Vectors Pharmaceutical ETF), VanEck Vectors Retail ETF (f/k/a Market Vectors Retail ETF) and VanEck Vectors Semiconductor ETF (f/k/a Market Vectors Semiconductor ETF)), incorporated by reference to Post-Effective Amendment No. 505, filed with the SEC on October 31, 2011.

(i)(29)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Indonesia Small-Cap ETF (f/k/a Market Vectors Indonesia Small-Cap ETF)), incorporated by reference to Post-Effective Amendment No. 639, filed with the SEC on March 14, 2012.

(i)(30)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Unconventional Oil & Gas ETF (f/k/a Market Vectors Unconventional Oil & Gas ETF)), incorporated by reference to Post-Effective Amendment No. 598, filed with the SEC on February 8, 2012.

(i)(31)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Morningstar Wide Moat ETF (f/k/a Market Vectors Morningstar Wide Moat Research ETF)), incorporated by reference to Post-Effective Amendment No. 674, filed with the SEC on April 13, 2012.

(i)(32)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Emerging Markets High Yield Bond ETF (f/k/a Market Vectors Emerging Markets High Yield Bond ETF)), incorporated by reference to Post-Effective Amendment No. 654, filed with the SEC on April 3, 2012.

(i)(33)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Fallen Angel High Yield Bond ETF (f/k/a Market Vectors Fallen Angel Bond ETF)), incorporated by reference to Post-Effective Amendment No. 653, filed with the SEC on April 3, 2012.

(i)(34)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Preferred Securities ex Financials ETF (f/k/a Market Vectors Preferred Securities ex Financials ETF)), incorporated by reference to Post-Effective Amendment No. 765, filed with the SEC on July 5, 2012.

(i)(35)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Saudi Arabia ETF (f/k/a Market Vectors Saudi Arabia ETF)), incorporated by reference to Post-Effective Amendment No. 1,938, filed with the SEC on June 22, 2015.

(i)(36)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Short High-Yield Municipal Index ETF (f/k/a Market Vectors Short High-Yield Municipal Index ETF)), incorporated by reference to Post-Effective Amendment No. 1,341, filed with the SEC on December 20, 2013.

(i)(37)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Treasury-Hedged High Yield Bond ETF (f/k/a Market Vectors Treasury-Hedged High Yield Bond ETF)), incorporated by reference to Post-Effective Amendment No. 994, filed with the SEC on February 5, 2013.

(i)(38)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Israel ETF (f/k/a Market Vectors Israel ETF)), incorporated by reference to Post-Effective Amendment No. 1,151, filed with the SEC on June 24, 2013.

(i)(39)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors ChinaAMC SME-ChiNext ETF (f/k/a Market Vectors ChinaAMC SME-ChiNext ETF)), incorporated by reference to Post-Effective Amendment No. 1,502, filed with the SEC on May 16, 2014.

(i)(40)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors ChinaAMC China Bond ETF (f/k/a Market Vectors ChinaAMC China Bond ETF)), incorporated by reference to Post-Effective Amendment No. 1,701, filed with the SEC on November 7, 2014.

(i)(41)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Morningstar International Moat ETF (f/k/a Market Vectors Morningstar International Moat ETF)), incorporated by reference to Post-Effective Amendment No. 1,957, filed with the SEC on July 9, 2015.

(i)(42)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Oil Refiners ETF (f/k/a Market Vectors Oil Refiners ETF)), incorporated by reference to Post-Effective Amendment No. 1,998, filed with the SEC on August 14, 2015.

(i)(43)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors High Income MLP ETF (f/k/a Market Vectors High Income MLP ETF) and VanEck Vectors High Income Infrastructure MLP ETF (f/k/a Market Vectors High Income Infrastructure MLP ETF)), incorporated by reference to Post-Effective Amendment No. 2,131, filed with the SEC on December 10, 2015.

(i)(44)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Dynamic Put Write ETF), incorporated by reference to Post-Effective Amendment No. 2,521, filed with the SEC on May 1, 2017.
(i)(45)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Generic Drugs ETF (f/k/a Market Vectors Generic Drugs ETF)), incorporated by reference to Post-Effective Amendment No. 2,115, filed with the SEC on November 23, 2015.

(i)(46)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors AMT-Free 6-8 Year Municipal Index ETF, VanEck Vectors AMT-Free 8-12 Year Municipal Index ETF and VanEck Vectors AMT-Free 12-17 Year Municipal Index ETF), incorporated by reference to Post-Effective Amendment No. 2,370, filed with the SEC on August 5, 2016.

(i)(47)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Long/Flat Commodity ETF), incorporated by reference to Post-Effective Amendment No. 2,322, filed with the SEC on May 31, 2016.
(i)(48)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors NDR CMG Long/Flat Allocation ETF (f/k/a VanEck Vectors Long/Flat US Equity ETF)), incorporated by reference to Post-Effective Amendment No. 2,574, filed with the SEC on September 27, 2017.

(i)(49)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Green Bond ETF), incorporated by reference to Post-Effective Amendment No. 2,479, filed with the SEC on February 28, 2017.
(i)(50)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Real Asset Allocation ETF), incorporated by reference to Post-Effective Amendment No. 2,598, filed with the SEC on March 9, 2018.
(i)(51)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Video Gaming and eSports ETF), incorporated by reference to Post-Effective Amendment No. 2,616, filed with the SEC on August 31, 2018.

(i)(52)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Morningstar Global Wide Moat ETF), incorporated by reference to Post-Effective Amendment No. 2,626, filed with the SEC on October 24, 2018.

(i)(53)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Morningstar Durable Dividend ETF (f/k/a VanEck Vectors Morningstar High Dividend ETF)), incorporated by reference to Post-Effective Amendment No. 2,627, filed with the SEC on October 24, 2018.

(i)(54)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Municipal Allocation ETF), incorporated by reference to Post-Effective Amendment No. 2,645, filed with the SEC on May 14, 2019.
(i)(55)
Consent of Dechert LLP (with respect to VanEck Vectors AMT-Free Intermediate Municipal Index ETF, VanEck Vectors AMT-Free Long Municipal Index ETF, VanEck Vectors AMT-Free Short Municipal Index ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors High-Yield Municipal Index ETF, VanEck Vectors Short High-Yield Municipal Index ETF, VanEck Vectors BDC Income ETF, VanEck Vectors ChinaAMC China Bond ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors Green Bond ETF, VanEck Vectors International High Yield Bond ETF, VanEck Vectors Investment Grade Floating Rate ETF, VanEck Vectors J.P. Morgan EM Local Currency Bond ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Preferred Securities ex Financials ETF), incorporated by reference to Post-Effective Amendment No. 2,647, filed with the SEC on August 26, 2019.

(j)	Not applicable.
(k)	Not applicable.
(l)	Not applicable.
(m)	Not applicable.
(n)	Not applicable.
(o)	Not applicable.
(p)(1)	Code of Ethics of VanEck Vectors ETF Trust, incorporated by reference to Post-Effective Amendment No. 2,648, filed with the SEC on September 6, 2019.
(p)(2)
Code of Ethics of Van Eck Associates Corporation, Van Eck Absolute Return Advisers Corporation and Van Eck Securities Corporation, incorporated by reference to Post-Effective Amendment No. 2,648, filed with the SEC on September 6, 2019.

(q)(1)
Powers of Attorney for Messrs. John J. Crimmins, David H. Chow, R. Alastair Short, Peter J. Sidebottom, Richard D. Stamberger and Jan F. van Eck, incorporated by reference to Post-Effective Amendment No. 2,613, filed with the SEC on August 24, 2018.

(q)(2)	Power of Attorney for Ms. Laurie A. Hesslein, filed herewith.

Item 29.    Persons Controlled by or Under Common Control with Registrant
None.
Item 30.    Indemnification
Pursuant to Section 10.2 of the Amended and Restated Declaration of Trust, every person who is, or has been, a Trustee or officer of the Trust (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (collectively, the “Covered Persons”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, mediation, arbitration or proceeding, whether civil or criminal, in which he or she becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof. No indemnification shall be provided to a Covered Person who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (i) by the court or other body approving the settlement; (ii) by at least a majority of those Trustees who are neither interested parties of the Trust nor are parties to the matter based upon a review of readily-available facts (as opposed to a full trial-type inquiry); or (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry). For purposes of the determination or opinion referred to in (ii) and (iii) above, the majority of those Trustees who neither are interested persons of the Trust nor are parties to the matter or independent legal counsel, as the case may be, shall be entitled to rely on a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.
The Trust has agreed to indemnify and hold harmless the Trustees against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Trust, to the fullest extent permitted by the Amended and Restated Agreement and Declaration of Trust of the Fund and Title 12, Part V, Chapter 38 of the Delaware Code, and applicable law.
Item 31.    Business and Other Connections of Investment Manager
See “Management” in the Statement of Additional Information. Information as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.
Item 32.    Principal Underwriters

(a)
Van Eck Securities Corporation is the Trust’s principal underwriter. Van Eck Securities Corporation also acts as a principal underwriter, depositor, or investment manager for the following other investment companies: each series of VanEck Funds and VanEck VIP Trust.

(b)	The following is a list of the officers, directors and partners of Van Eck Securities Corporation:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Trust
Jan F. van Eck 666 Third Avenue New York, NY 10017	Director, President and Chief Executive Officer	President, Chief Executive Officer and Trustee
Bruce J. Smith 666 Third Avenue New York, NY 10017	Director	N/A
Jonathan R. Simon 666 Third Avenue New York, NY 10017	Director, Senior Vice President, General Counsel and Secretary	Senior Vice President, Chief Legal Officer and Secretary
Laura I. Martinez 666 Third Avenue New York, NY 10017	Vice President, Associate General Counsel and Assistant Secretary	Vice President and Assistant Secretary
Matthew A. Babinsky 666 Third Avenue New York, NY 10017	Assistant Vice President, Assistant General Counsel and Assistant Secretary	Assistant Vice President and Assistant Secretary
Brendan Gundersen 666 Third Avenue New York, NY 10017	Managing Director, Head of Institutional Sales	N/A
Richard Potocki 666 Third Avenue New York, NY 10017	Managing Director, Head of US Distribution	N/A
F. Michael Gozzillo 666 Third Avenue New York, NY 10017	Chief Compliance Officer	Chief Compliance Officer
Laura Hamilton 666 Third Avenue New York, NY 10017	Assistant Vice President	Vice President
Lee Rappaport 666 Third Avenue New York, NY 10017	Vice President, Chief Financial Officer, Treasurer and Operations Principal (FINOP)	N/A
Matthew Bartlett 666 Third Avenue New York, NY 10017	Manager, Internal Sales Desk	N/A
Kristen Capuano 666 Third Avenue New York, NY 10017	Managing Director, Head of Marketing and Product Strategy	N/A

Item 33.    Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant’s Custodian and Transfer Agent, The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286. All other records so required to be maintained will be maintained at the offices of Van Eck Associates Corporation/Van Eck Absolute Return Advisers Corporation/Van Eck Securities Corporation, 666 Third Avenue, Floor 9, New York, New York 10017.

Item 34.    Management Services
Not applicable.
Item 35.    Undertakings
Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 20th day of September, 2019.

VANECK VECTORS ETF TRUST

By:	/s/ Jonathan R. Simon
Name: Jonathan R. Simon
Title: Senior Vice President, Secretary and Chief Legal Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.

/s/ David H. Chow*	Trustee	September 20, 2019
David H. Chow

/s/ Laurie A. Hesslein*	Trustee	September 20, 2019
Laurie A. Hesslein

/s/ R. Alastair Short*	Trustee	September 20, 2019
R. Alastair Short

/s/ Peter J. Sidebottom*	Trustee	September 20, 2019
Peter J. Sidebottom

/s/ Richard D. Stamberger*	Trustee	September 20, 2019
Richard D. Stamberger

/s/ Jan F. van Eck*	President, Chief Executive Officer and Trustee	September 20, 2019
Jan F. van Eck

/s/ John J. Crimmins*	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	September 20, 2019
John J. Crimmins

*By:	/s/ Jonathan R. Simon
Jonathan R. Simon
Attorney-in-Fact
September 20, 2019

EXHIBIT INDEX

(q)(2)	Power of Attorney for Ms. Laurie A. Hesslein.